As filed with the Securities and Exchange Commission on April 24, 2002

                                      Registration File Nos. 333-91851/811-09715


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                         POST-EFFECTIVE AMENDMENT NO. 2

                                   TO FORM S-6

                                 ---------------

                    FOR REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

                                 ---------------

               TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3
          -------------------------------------------------------------
                              (Exact Name of Trust)

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
          -------------------------------------------------------------
                               (Name of Depositor)

                             1150 South Olive Street
                          Los Angeles, California 90015
          -------------------------------------------------------------
          (Complete Address of Depositor's Principal Executive Offices)


                              John K. Carter, Esq.

                                 Vice President
                 Transamerica Occidental Life Insurance Company
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                (Name and Complete Address of Agent for Service)

                                   Copies to:

                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415
                        ---------------------------------

Title of Securities Being Registered: Units of interest in the separate account under flexible premium variable life insurance policies.

It is proposed that this filing will become effective (check appropriate space):

[ ]      immediately upon filing pursuant to paragraph (b) of Rule 485


[X]      on May 1, 2002 , pursuant to paragraph (b) of Rule 485


[ ]      60 days after filing pursuant to paragraph (a) of Rule 485

[ ]      on __________ , pursuant to paragraph (a) of Rule 485

PROSPECTUS
--------------------------------

MAY 1, 2002



                                        TRANSAMERICA ELITE(R)

                                            issued through
                         Transamerica Occidental Life Separate Account VUL-3
                                                  by
                            Transamerica Occidental Life Insurance Company
                                        ADMINISTRATIVE OFFICE:
                                         570 Carillon Parkway
                                    St. Petersburg, Florida 33716
                                            1-800-322-7164
                                            (727) 299-1800
                                PLEASE SEND ALL PREMIUM PAYMENTS, LOAN
                                REPAYMENTS, CORRESPONDENCE AND NOTICES
                                  TO THE ADMINISTRATIVE OFFICE ONLY.
                                             HOME OFFICE:
                                       4333 Edgewood Road, N.E.
                                       Cedar Rapids, Iowa 52499

         AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

THE SECURITIES AND EXCHANGE
COMMISSION HAS NOT APPROVED
OR DISAPPROVED THESE SECURITIES
OR PASSED UPON THE ADEQUACY
OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.


                                     CONSIDER CAREFULLY THE RISK FACTORS
                                     BEGINNING ON PAGE 12 OF THIS PROSPECTUS.


                                     An investment in this Policy is not a
                                     bank deposit. The Policy is not insured
                                     or guaranteed by the Federal Deposit
                                     Insurance Corporation or any other
                                     government agency.


                                     If you already own a life insurance
                                     policy, it may not be to your advantage
                                     to buy additional insurance or to
                                     replace your policy with the Policy
                                     described in this prospectus. And it
                                     also may not be to your advantage to
                                     borrow money to purchase this Policy or
                                     to take withdrawals from another Policy
                                     you own to make premium payments under
                                     this Policy.


                                     Prospectuses for the portfolios of:

                                     AEGON/Transamerica Series Fund, Inc. and


                                     Fidelity Variable Insurance Products
                                     Fund (VIP)

                                     must accompany this prospectus. Certain
                                     portfolios
                                     may not be available in all states.
                                     Please read these documents before
                                     investing and save them for future
                                     reference.

             This Policy is not available in the State of New York.



TABLE OF CONTENTS

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--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Glossary....................................................    1
Policy Summary..............................................    4
          The Policy in General.............................    4
          Premiums..........................................    4
          Deductions from premium before we place it in a
         subaccount and/or the fixed account................    5
          Investment Options................................    5
          Cash Value........................................    6
          Transfers.........................................    6
          Charges and Deductions............................    7
          Portfolio Annual Expense Table....................    8
          Loans.............................................    9
          Death Benefit.....................................   10
          Cash Withdrawals and Surrenders...................   10
          Illustrations.....................................   11
          Compensation......................................   11
          Inquiries.........................................   11
Risk Summary................................................   12
Transamerica and the Fixed Account..........................   15
          Transamerica......................................   15
          The Fixed Account.................................   15
The Separate Account and the Portfolios.....................   16
          The Separate Account..............................   16
          The Funds.........................................   16
          Addition, Deletion, or Substitution of
         Investments........................................   22
          Your Right to Vote Portfolio Shares...............   23
The Policy..................................................   23
          Purchasing a Policy...............................   23
          Tax-Free "Section 1035" Exchanges.................   23
          Underwriting Standards............................   24
          When Insurance Coverage Takes Effect..............   24
          Ownership Rights..................................   26
          Canceling a Policy................................   27
Premiums....................................................   28
          Premium Flexibility...............................   28
          Planned Periodic Payments.........................   28
          Minimum No Lapse Premium..........................   28
          No Lapse Period...................................   29
          Premium Limitations...............................   29
          Making Premium Payments...........................   29
          Allocating Premiums...............................   30
Policy Values...............................................   31
          Cash Value........................................   31
          Net Surrender Value...............................   31
          Subaccount Value..................................   31
          Subaccount Unit Value.............................   32
          Fixed Account Value...............................   33

Transfers...................................................   33
          General...........................................   33
          Fixed Account Transfers...........................   35
          Conversion Rights.................................   36
          Dollar Cost Averaging.............................   36
          Asset Rebalancing Program.........................   37
          Third Party Asset Allocation Services.............   38
Charges and Deductions......................................   38
          Premium Charges...................................   39
          Monthly Deduction.................................   39
          Mortality and Expense Risk Charge.................   40
          Surrender Charge..................................   41
          Pro Rata Decrease Charge..........................   43
          Transfer Charge...................................   44
          Change in Premium Allocation Charge...............   44
          Cash Withdrawal Charge............................   44
          Taxes.............................................   45
          Portfolio Expenses................................   45
Death Benefit...............................................   45
          Death Benefit Proceeds............................   45
          Death Benefit.....................................   46
          Effect of Cash Withdrawals on the Death Benefit...   47
          Choosing Death Benefit Options....................   47
          Changing the Death Benefit Option.................   48
          Decreasing the Specified Amount...................   48
          No Increase in the Specified Amount...............   49
          Payment Options...................................   49
Surrenders and Cash Withdrawals.............................   49
          Surrenders........................................   49
          Cash Withdrawals..................................   49
Loans.......................................................   50
          General...........................................   50
          Interest Rate Charged.............................   51
          Loan Reserve Interest Rate Credited...............   52
          Effect of Policy Loans............................   52
Policy Lapse and Reinstatement..............................   52
          Lapse.............................................   52
          No Lapse Period...................................   53
          Reinstatement.....................................   54
Federal Income Tax Considerations...........................   54
          Tax Status of the Policy..........................   54
          Tax Treatment of Policy Benefits..................   55
          Special Rules for 403(b) Arrangements.............   58
Other Policy Information....................................   58
          Our Right to Contest the Policy...................   58
          Suicide Exclusion.................................   58
          Misstatement of Age or Gender.....................   59
          Modifying the Policy..............................   59
          Benefits at Maturity..............................   59
          Payments We Make..................................   60

          Settlement Options........................................................................................         60
          Reports to Owners.........................................................................................         61
          Records...................................................................................................         62
          Policy Termination........................................................................................         62
Supplemental Benefits (Riders)......................................................................................         62
          Children's Insurance Rider................................................................................         62
          Accidental Death Benefit Rider............................................................................         62
          Other Insured Rider.......................................................................................         63
          Disability Waiver Rider...................................................................................         63
          Disability Waiver and Income Rider........................................................................         64
          Primary Insured Rider ("PIR") and Primary Insured Rider Plus ("PIR Plus").................................         64
          Living Benefit Rider (an Accelerated Death Benefit).......................................................         65
IMSA................................................................................................................         66
Performance Data....................................................................................................         66
          Rates of Return...........................................................................................         66
          Other Performance Data in Advertising Sales Literature....................................................         69
          Transamerica's Published Ratings..........................................................................         70
Additional Information..............................................................................................         70
          Sale of the Policies......................................................................................         70
          Legal Matters.............................................................................................         71
          Legal Proceedings.........................................................................................         71
          Variations in Policy Provisions...........................................................................         71
          Personalized Illustrations of Policy Benefits.............................................................         71
          Experts...................................................................................................         72
          Financial Statements......................................................................................         72
          Additional Information about Transamerica.................................................................         72
          Transamerica's Directors and Officers.....................................................................         73
          Additional Information about the Separate Account.........................................................         76
Appendix A -- Wealth Indices of Investments in the U.S. Capital Market..............................................         77
Index to Financial Statements.......................................................................................         79
          Transamerica Occidental Life Separate Account VUL-3.......................................................         80
          Transamerica Occidental Life Insurance Company............................................................        112

GLOSSARY


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


 accounts                The options to which you can allocate your money. The
                         accounts include the fixed account and the subaccounts in
                         the separate account.
                         ------------------------------------------------------------
 administrative office   Our administrative office and mailing address is P.O. Box
                         5068, Clearwater, Florida 33758-5068. Our street address is
                         570 Carillon Parkway, St. Petersburg, Florida 33716. Our
                         phone number is 1-800-322-7164 extension 6539, Monday-Friday
                         8:00 a.m.-8:00 p.m. Eastern time. ALL PREMIUM PAYMENTS, LOAN
                         REPAYMENTS, CORRESPONDENCE AND NOTICES SHOULD BE SENT TO
                         THIS ADDRESS.
                         ------------------------------------------------------------
 attained age            The issue age of the insured, plus the number of completed years since the Policy date.
                         ------------------------------------------------------------
 beneficiary(ies)        The person or persons you select to receive the death
                         benefit from this Policy. You name the primary beneficiary and contingent beneficiaries.
                         ------------------------------------------------------------
 cash value              The sum of your Policy's value in the subaccounts and the
                         fixed account. If there is a Policy loan outstanding, the
                         cash value includes any amounts held in our fixed account to secure the Policy loan.
                         ------------------------------------------------------------
 death benefit proceeds  The amount we will pay to the beneficiary on the insured's death. We will reduce the death benefit proceeds by the
                         amount of any outstanding loan amount (including any
                         interest you owe on Policy loan(s)) plus any due and unpaid monthly deductions.
                         ------------------------------------------------------------
 fixed account           An option to which you may allocate premiums and cash value.
                         We guarantee that any amounts you allocate to the fixed
                         account will earn interest at a declared rate. New Jersey
                         residents: The fixed account option is not available to you.
                         ------------------------------------------------------------
 free-look period        The limited period of time during which you may return the
                         Policy and receive a refund as described in this prospectus.
                         The length of the free-look period varies by state. The
                         free-look period is listed in the Policy.
                         ------------------------------------------------------------
 funds                   Investment companies which are registered with the U.S.
                         Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our
                         subaccounts. We reserve the right to add other registered
                         investment companies to the Policy in the future.
                         ------------------------------------------------------------
 home office             Our home office address is 4333 Edgewood Road, N.E., Cedar
                         Rapids, Iowa 52499. PLEASE DO NOT SEND ANY MONEY,
                         CORRESPONDENCE OR NOTICES TO THIS ADDRESS. SEND TO THE
                         ADMINISTRATIVE OFFICE LISTED ABOVE.
                         ------------------------------------------------------------
 in force                While coverage under the Policy is active and the insured's life remains insured.
                         ------------------------------------------------------------
 initial premium         The amount you must pay before insurance coverage begins
                         under this Policy. The initial premium is shown on the
                         schedule page of your Policy.
                         ------------------------------------------------------------
 insured                 The person whose life is insured by this Policy.
                         ------------------------------------------------------------
 issue age               The insured's age on his or her birthday nearest to the
                         Policy date.
                         ------------------------------------------------------------


 lapse                   When life insurance coverage ends because you do not have
                         enough cash value in the Policy to pay the monthly
                         deduction, the surrender charge and any outstanding loan
                         amount (including any interest you owe on Policy loans(s)), and you have not made a sufficient payment by the end of a grace period.
                         ------------------------------------------------------------
 loan amount             The total amount of all outstanding Policy loans, including both principal and interest due.
                         ------------------------------------------------------------
 loan reserve            A part of the fixed account to which amounts are transferred as collateral for Policy loans.
                         ------------------------------------------------------------
 maturity date           The Policy anniversary nearest the insured's 100th birthday if the insured is living and the Policy is still in force.
                         It is the date when life insurance coverage under this
                         Policy ends. You may continue coverage, at your option,
                         under the Policy's extended maturity date benefit provision.
                         ------------------------------------------------------------
 minimum no lapse        The amount shown on your Policy schedule page that we use
 premium                 during the no lapse period to determine whether a grace
                         period will begin. We will adjust the minimum no lapse
                         premium if you change death benefit options, decrease the
                         specified amount, or add or increase a rider. We make this determination whenever your net surrender value is not
                         enough to meet monthly deductions. When we use the term
                         "minimum no lapse premium" in this prospectus, it has the
                         same meaning as "minimum monthly guarantee premium" or
                         "minimum premium guarantee" in the Policy.
                         ------------------------------------------------------------
 Monthiversary           This is the day of each month when we determine Policy
                         charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date that coincides with the Policy date in a calendar month, the
                         Monthiversary is the next valuation date.
                         ------------------------------------------------------------
 monthly deduction       The monthly Policy charge, plus the monthly cost of
                         insurance, plus the monthly charge for any riders added to your Policy, plus, if any, the pro rata decrease charge
                         incurred as a result of a decrease in your specified amount.
                         ------------------------------------------------------------
 net surrender value     The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you
                         surrender is equal to: the cash value, minus any surrender charge, minus any outstanding loan amount, minus any
                         interest you owe on Policy loan(s).
                         ------------------------------------------------------------
 no lapse date           The last valuation date of your third Policy year. It is the date prior to which your Policy will not lapse if certain
                         conditions are met, even if the net surrender value is not sufficient to pay the monthly deductions.
                         ------------------------------------------------------------
 planned periodic        A premium payment you make in a level amount at a fixed
 premium                 interval over a specified period of time.
                         ------------------------------------------------------------
 Policy date             The date when our underwriting process is complete, the
                         initial premium payment has been received, full life
                         insurance coverage goes into effect and we begin to make the monthly deductions. The Policy date is shown on the schedule page of your Policy. We measure Policy months, years, and
                         anniversaries from the Policy date.
                         ------------------------------------------------------------
 portfolio               One of the separate investment portfolios of a fund.
                         ------------------------------------------------------------
 premiums                All payments you make under the Policy other than loan
                         repayments.
                         ------------------------------------------------------------


 reallocation account    The fixed account. (For New Jersey residents, this account will be the "Cash with Application Account.")
                         ------------------------------------------------------------
 reallocation date       The date we reallocate all cash value held in the
                         reallocation account to the fixed account and subaccounts
                         you selected on your application. We place your premium in the reallocation account only if your state requires us to return the full premium in the event you exercise your
                         free-look right. In those states the reallocation date is
                         the record date, plus the number of days in your state's
                         free-look period, plus five days. In all other states, the reallocation date is the record date.
                         ------------------------------------------------------------
 record date             The date we record your Policy on our books as an in force
                         Policy. The record date is the date when, depending on the laws of the state governing your Policy (usually the state where you live), we allocate your premium either to the
                         reallocation account or to the fixed account and the
                         subaccounts you selected on your application.
                         ------------------------------------------------------------
 separate account        The Transamerica Occidental Life Separate Account VUL-3. It
                         is a separate investment account that is divided into
                         subaccounts. We established the separate account to receive and invest premiums under the Policy and other variable life insurance policies we issue.
                         ------------------------------------------------------------
 specified amount        The minimum death benefit we will pay under the Policy
                         provided the Policy is in force. It is the amount shown on the Policy's schedule page, unless you decrease the
                         specified amount. In addition, we will reduce the specified amount by the dollar amount of any cash withdrawal if you
                         choose the Option A (level) death benefit.
                         ------------------------------------------------------------
 subaccount              A subdivision of the separate account that invests
                         exclusively in shares of one investment portfolio of a fund.
                         ------------------------------------------------------------
 surrender charge        If during the first 15 Policy years you fully surrender the
                         Policy, we will deduct a surrender charge from the cash
                         value.
                         ------------------------------------------------------------
 termination             When the insured's life is no longer insured under the
                         Policy.
                         ------------------------------------------------------------
 valuation date          Each day the New York Stock Exchange is open for trading.
                         Transamerica is open for business whenever the New York
                         Stock Exchange is open.
                         ------------------------------------------------------------
 valuation period        The period of time over which we determine the change in the value of the subaccounts. Each valuation period begin at the close of normal trading on the New York Stock Exchange
                         (currently 4:00 p.m. Eastern time on each valuation date)
                         and ends at the close of normal trading of the New York
                         Stock Exchange on the next valuation date.
                         ------------------------------------------------------------
 we, us, our             Transamerica Occidental Life Insurance Company.
 (Transamerica)
                         ------------------------------------------------------------
 written notice          The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be
                         complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.
                         ------------------------------------------------------------
 you, your (owner or
 policyowner)            The person entitled to exercise all rights as owner under
                         the Policy.
                         ------------------------------------------------------------

POLICY SUMMARY                                             TRANSAMERICA ELITE(R)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       This summary provides only a brief overview of the more important features of the Policy. More detailed information about the Policy appears later in this prospectus. PLEASE READ THE REMAINDER OF THIS PROSPECTUS CAREFULLY.

THE POLICY IN GENERAL


       The Transamerica Elite(R) is an individual flexible premium variable life insurance policy.



       The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. (See Risk Summary p. 12.) You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.


       The minimum specified amount for this Policy when issued is $100,000 for all issue ages.

       A few of the Policy features listed below are not available in all states, may vary depending upon when your Policy was issued and may not be suitable for your particular situation. Certain states place restrictions on access to the fixed account and on other Policy features. Please consult your agent and refer to your Policy for details.

PREMIUMS

 -- You select a payment plan but are not required to pay premiums according to the plan. You can vary the frequency and amount, within limits, and can skip premium payments.
 --     Unplanned premiums may be made, within limits.

 --     Premium payments must be at least $50.

 -- You increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum no lapse premium.
 -- Until the no lapse date (that is, until the end of the third Policy year), we guarantee that your Policy will not lapse, so long as on any Monthiversary you have paid total premiums (MINUS any cash withdrawals, MINUS any outstanding loan amount, and MINUS any pro rata decrease charge) that equal or exceed the sum of the monthly minimum no lapse premiums in effect each month from the Policy date up to and including the current month. If you take a cash withdrawal, a loan, or if you decrease your specified amount, you may need to pay additional premiums in order to keep the no lapse guarantee in place.
 -- The minimum no lapse premium on the Policy date is shown on your Policy schedule page. We will adjust the minimum no lapse premium if you change death benefit options, decrease the specified amount, or add or increase a rider.
 -- Under certain circumstances, extra premiums may be required to prevent the Policy from lapsing.
 -- Once we deliver your Policy, the FREE-LOOK PERIOD begins. You may return the Policy during this period and receive a refund. Depending on the laws of the state governing your

        Policy (usually the state where you live), we will either allocate your premium to the accounts you indicated on your application, or we will place your premium in the reallocation account until the reallocation date as shown on your Policy schedule pay. See Reallocation Account p. 30.


DEDUCTIONS FROM PREMIUM BEFORE WE PLACE IT IN A SUBACCOUNT AND/OR THE FIXED ACCOUNT


 --     From the initial premium: None


 --     From additional premiums: None


INVESTMENT OPTIONS


       Subaccounts. You may direct the money in your Policy to a maximum of 16 subaccounts of the Transamerica Occidental Life Separate Account VUL-3, a separate account. For administrative reasons, we currently limit the number of subaccounts that you can invest in at any one time to 16 active subaccounts. Each subaccount invests exclusively in one investment portfolio of a fund. THE MONEY YOU PLACE IN THE SUBACCOUNTS IS NOT GUARANTEED. THE VALUE OF EACH SUBACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. DURING EXTENDED PERIODS OF LOW INTEREST RATES, THE YIELDS OF MONEY MARKET SUBACCOUNTS MAY BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


       The portfolios available to you are:


AEGON/TRANSAMERICA SERIES FUND, INC.



[ ]   Munder Net50
[ ]   Van Kampen Emerging Growth
[ ]   T. Rowe Price Small Cap
[ ]   PBHG Mid Cap Growth (formerly Pilgrim
        Baxter Mid Cap Growth)
[ ]   Alger Aggressive Growth
[ ]   Third Avenue Value
[ ]   Value Line Aggressive Growth
[ ]   American Century International
        (formerly GE International Equity)
[ ]   Gabelli Global Growth
[ ]   Great Companies -- Global(2)
[ ]   Great Companies -- Technology(SM)
[ ]   Janus Growth
[ ]   Goldman Sachs Growth
[ ]   GE U.S. Equity
[ ]   Great Companies -- America(SM)*
[ ]   Salomon All Cap
[ ]   Dreyfus Mid Cap
[ ]   PBHG/NWQ Value Select
        (formerly NWQ Value Equity)
[ ]   T. Rowe Price Dividend Growth
[ ]   Transamerica Value Balanced**
        (formerly Dean Asset Allocation)
[ ]   LKCM Strategic Total Return
[ ]   Clarion Real Estate Securities (formerly
        J.P. Morgan Real Estate Securities)
[ ]   Federated Growth & Income
[ ]   Janus Balanced
[ ]   AEGON Bond
[ ]   Transamerica Money Market
        (formerly J.P. Morgan Money Market)
[ ]   Conservative Asset Allocation
[ ]   Moderate Asset Allocation
[ ]   Moderately Aggressive Asset Allocation
[ ]   Aggressive Asset Allocation
[ ]   Transamerica Convertible Securities
[ ]   PIMCO Total Return
[ ]   Transamerica Equity (formerly Growth
        Portfolio of Transamerica Variable
        Insurance Fund, Inc.)
[ ]   Transamerica Growth Opportunities
        (formerly Small Company Portfolio of
        Transamerica Variable Insurance Fund,
        Inc.)
[ ]   J.P. Morgan Enhanced Index
[ ]   Capital Guardian Value
[ ]   Capital Guardian U.S. Equity
[ ]   Transamerica U.S. Government Securities

FIDELITY VARIABLE INSURANCE PRODUCTS FUND (VIP) -- SERVICE CLASS 2



[ ] VIP Equity-Income Portfolio



[ ] VIP Contrafund(R) Portfolio



[ ] VIP Growth Opportunities Portfolio



* As of April 26, 2002, the C.A.S.E. Growth portfolio merged into the Great Companies -- America(SM) portfolio.



**As of April 26, 2002, the AEGON Balanced portfolio merged into the Transamerica Value Balanced portfolio.



       Fixed Account. You may also direct the money in your Policy to the fixed account. Unless otherwise required by state law, we will restrict your allocations or transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000. Money you place in the fixed account is guaranteed, and will earn interest at a current interest rate declared from time to time. The annual interest rate will equal at least 3.0%. The fixed account is NOT available to residents of New Jersey.


CASH VALUE

 -- Cash value equals the sum of your Policy's value in the subaccounts and the fixed account. If there is a loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.
 -- Cash value varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals, and Policy loans).
 -- Cash value is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit.
 -- There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount (including interest you owe on any Policy loan(s)).
 -- The Policy will not lapse during the first three Policy years (that is, during the no lapse period) so long as you have paid sufficient premiums. See Minimum No Lapse Premium p. 28.

TRANSFERS

 -- You can transfer cash value among the subaccounts and the fixed account. We charge a $10 transfer processing fee for each transfer after the first 12 transfers in a Policy year.
 --     You may make transfers in writing, by telephone or by fax.
 --     Policy loans reduce the amount of cash value available for transfers.
 --     Dollar cost averaging and asset rebalancing programs are available.

 -- You may make one transfer per Policy year from the fixed account, and we must receive at our administrative office your request to transfer from the fixed account within 30 days after a Policy anniversary unless you select dollar cost averaging from the fixed account. The amount of your transfer is limited to the greater of:


     + 25% of your value in the fixed account (currently we allow up to 50% of your value but the 50% limit is not guaranteed); OR


     + the amount you transferred from the fixed account in the preceding Policy year.

CHARGES AND DEDUCTIONS

 --     MONTHLY POLICY CHARGE: We deduct $5.00 from your cash value each month.
 -- COST OF INSURANCE CHARGES: Deducted monthly from your cash value. Your charges vary each month with the insured's attained age, the specified amount, the death benefit option you choose, and the investment results of the portfolios in which you invest. In most cases, the current cost of insurance rates will be lower for Policies with a specified amount of $250,000 or more.
 -- MORTALITY AND EXPENSE RISK CHARGE: Deducted daily from each subaccount at an annual rate of 0.90% of your average daily net assets of each subaccount. We guarantee to reduce this amount to 0.60% after the first 15 Policy years. We intend to reduce this amount to 0.30% in the 16th Policy year but we do not guarantee that we will do so.

 -- SURRENDER CHARGE: Deducted when a full surrender occurs during the first 15 Policy years. One portion is an issue charge equal to $5.00 per $1,000 of initial specified amount. The other portion is calculated by adding total premiums paid (up to the surrender charge base premium) to any premium paid above the surrender charge base premium multiplied by percentages that vary by issue age. The surrender charge is equal to the issue charge of $5.00 per thousand of initial specified amount PLUS the total premiums paid up to the surrender charge base premium shown in your Policy, PLUS the total premiums paid in excess of the surrender charge base premium; MULTIPLIED by a percentage which varies from 8.00% at younger issue ages and declines to 1.00% at older issue ages, MULTIPLIED by the surrender charge factor which varies from 1.00 at issue and for the first ten Policy years and declines to zero at the end of the 15th Policy year. THIS CHARGE MAY BE SIGNIFICANT. We reduce the total surrender charge at the rate of up to 20% per year, beginning in Policy year 11, until it reaches zero at the end of the 15th Policy year. You may have no net surrender value if you surrender your Policy in the first few Policy years. See Charges and Deductions -- Surrender Charge p. 41.

 -- PRO RATA DECREASE CHARGE: If you decrease the specified amount during the first 15 Policy years, we will deduct a decrease charge equal to a pro rata portion of the surrender charge.
 -- TRANSFER FEE: We deduct $10 for each transfer in excess of 12 per Policy year.
 -- RIDER CHARGES: We deduct charges each month for the optional insurance benefits (riders) you select. Each rider will have its own charge.
 -- CASH WITHDRAWAL FEE: We deduct a processing fee for cash withdrawals equal to the lesser of $25 or 2% of the withdrawal.

 -- PORTFOLIO EXPENSES: The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses currently range from 0.39% to 1.50% annually, depending on the portfolio. See Portfolio Annual Expense Table on p. 8. See also the fund prospectuses.

PORTFOLIO ANNUAL EXPENSE TABLE



       This table shows the fees and expenses charged by each portfolio. More detail concerning each portfolio's fees and expenses is contained in the fund prospectuses.



ANNUAL PORTFOLIO OPERATING EXPENSES(1)


(As a percentage of average portfolio assets)



                                                    OTHER
                                                  EXPENSES                           GROSS
                                                 (AFTER FEE                     TOTAL PORTFOLIO    FEES AND EXPENSES    NET TOTAL
                                 MANAGEMENT      WAIVERS AND      RULE 12B-1        ANNUAL             WAIVED OR        PORTFOLIO
  PORTFOLIO                         FEES       REIMBURSEMENTS)       FEES          EXPENSES           REIMBURSED        EXPENSES
  AEGON/TRANSAMERICA SERIES
    FUND, INC.(2)
  Munder Net50                      0.90%           0.10%             N/A             1.72%               0.72%            1.00%
  Van Kampen Emerging Growth        0.80%           0.12%             N/A             0.92%                N/A             0.92%
  T. Rowe Price Small Cap           0.75%           0.25%             N/A             1.05%               0.05%            1.00%
  PBHG Mid Cap Growth               0.87%           0.13%             N/A             1.08%               0.08%            1.00%
  Alger Aggressive Growth           0.80%           0.17%             N/A             0.97%                N/A             0.97%
  Third Avenue Value                0.80%           0.12%             N/A             0.92%                N/A             0.92%
  Value Line Aggressive Growth      0.80%           0.20%             N/A             1.56%               0.56%            1.00%
  American Century
    International                   1.00%           0.50%             N/A             1.63%               0.13%            1.50%
  Gabelli Global Growth             1.00%           0.20%             N/A             1.28%               0.08%            1.20%
  Great Companies -- Global(2)      0.80%           0.20%             N/A             1.59%               0.59%            1.00%
  Great Companies --
    Technology(SM)                  0.80%           0.19%             N/A             0.99%                N/A             0.99%
  Janus Growth                      0.80%           0.09%             N/A             0.89%                N/A             0.89%
  Goldman Sachs Growth              0.90%           0.10%             N/A             1.21%               0.21%            1.00%
  GE U.S. Equity                    0.80%           0.14%             N/A             0.94%                N/A             0.94%
  Great Companies --
    America(SM)(7)                  0.80%           0.09%             N/A             0.89%                N/A             0.89%
  Salomon All Cap                   0.85%           0.15%             N/A             1.00%                N/A             1.00%
  Dreyfus Mid Cap                   0.85%           0.15%             N/A             1.34%               0.34%            1.00%
  PBHG/NWQ Value Select             0.80%           0.14%             N/A             0.94%                N/A             0.94%
  T. Rowe Price Dividend Growth     0.90%           0.10%             N/A             1.18%               0.18%            1.00%
  Transamerica Value
    Balanced(8)                     0.75%           0.11%             N/A             0.86%                N/A             0.86%
  LKCM Strategic Total Return       0.80%           0.09%             N/A             0.89%                N/A             0.89%
  Clarion Real Estate
    Securities                      0.80%           0.20%             N/A             1.13%               0.13%            1.00%
  Federated Growth & Income         0.75%           0.11%             N/A             0.86%                N/A             0.86%
  Janus Balanced                    0.90%           0.50%             N/A             1.40%                N/A             1.40%
  AEGON Bond                        0.45%           0.10%             N/A             0.55%                N/A             0.55%
  Transamerica Money Market(9)      0.35%           0.04%             N/A             0.39%                N/A             0.39%
  Conservative Asset
    Allocation(3)(6)                0.10%           1.26%             N/A             1.36%                N/A             1.36%
  Moderate Asset
    Allocation(3)(6)                0.10%           1.25%             N/A             1.35%                N/A             1.35%
  Moderately Aggressive Asset
    Allocation(3)(6)                0.10%           1.23%             N/A             1.33%                N/A             1.33%
  Aggressive Asset
    Allocation(3)(6)                0.10%           1.22%             N/A             1.32%                N/A             1.32%
  Transamerica Convertible
    Securities(3)                   0.80%           0.50%             N/A             1.30%                N/A             1.30%
  PIMCO Total Return(3)             0.70%           0.50%             N/A             1.20%                N/A             1.20%
  Transamerica Equity(3)            0.75%           0.10%             N/A             0.85%                N/A             0.85%
  Transamerica Growth
    Opportunities(3)                0.85%           0.35%             N/A             1.20%                N/A             1.20%
  Transamerica U.S. Government
    Securities(3)                   0.65%           0.10%             N/A             0.75%                N/A             0.75%
  J.P. Morgan Enhanced Index(3)     0.75%           0.12%             N/A             0.87%                N/A             0.87%
  Capital Guardian Value(3)         0.85%           0.09%             N/A             0.94%                N/A             0.94%
  Capital Guardian U.S.
    Equity(3)                       0.85%           0.23%             N/A             1.08%                N/A             1.08%
  FIDELITY VARIABLE INSURANCE
    PRODUCTS FUND
    (VIP) -- SERVICE CLASS 2(5)
    VIP Equity-Income Portfolio     0.48%           0.11%            0.25%(4)         0.84%                N/A             0.84%
    VIP Contrafund(R) Portfolio     0.58%           0.11%            0.25%(4)         0.94%                N/A             0.94%
    VIP Growth Opportunities
      Portfolio                     0.58%           0.12%            0.25%(4)         0.95%                N/A             0.95%

 (1)The fee table information relating to the portfolios was provided to Western Reserve by the funds. Western Reserve has not independently verified such information.


 (2)Effective January 1, 1997, the Board of the AEGON/Transamerica Series Fund, Inc. ("Series Fund") authorized the Series Fund to charge each portfolio of the Series Fund an annual Rule 12b-1 fee of up to 0.15% of each portfolio's average daily net assets. However, the Series Fund will not deduct the fee from any portfolio before April 30, 2003. You will receive advance written notice if a Rule 12b-1 fee is to be deducted. See the Series Fund prospectus for more details.


 (3)Because this portfolio did not commence operations until May 1, 2002, the percentages set forth as "Other Expenses" and "Total Annual Expenses" are annualized.


 (4)The 12b-1 fee deducted for the Fidelity Variable Insurance Products Fund
    (VIP) (the "Fidelity VIP Funds") covers certain shareholder support services provided by companies selling variable contracts investing in the Fidelity VIP Funds. The 12b-1 fees assessed against the Fidelity VIP Funds shares held for the Policies will be remitted to AFSG, the principal underwriter for the Policies.


 (5)Total Portfolio Annual Expenses for Service Class 2 shares were lower than those shown in the Fee Table because a portion of the brokerage commissions that the Fidelity VIP Funds paid was used to reduce each Fund's expenses, and/or because through arrangements with each Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's custodian expenses. See the accompanying Fidelity VIP Funds prospectuses. Actual expenses were: VIP Equity-Income
    Portfolio -- 0.83%; VIP Contrafund(R) Portfolio -- 0.90%; and VIP Growth Opportunities Portfolio -- 0.93%.


 (6)This portfolio is a "fund of funds" that invests in other Series Fund portfolios. The Series Fund prospectus provides specific information on the fees and expenses of this portfolio. This portfolio has its own set of operating expenses, as does each of the underlying Series Fund portfolios in which it invests. The range of the average weighted expense ratio for this portfolio, including such indirect expenses of the underlying Series Fund portfolios, is expected to be 0.64% to 1.75% for the Moderate Asset Allocation, Moderately Aggressive Asset Allocation and Aggressive Asset Allocation portfolios. The range of the Conservative Asset Allocation portfolio is expected to be 0.64% to 1.65%. A range is provided since the allocation of assets to various underlying Series Fund portfolios will fluctuate. Over time, the cost of investment in an asset allocation "fund of funds" portfolio will increase the cost of your investment and may cost you more than investing in a Series Fund portfolio without asset allocation.


 (7)As of April 26, 2002, the C.A.S.E. Growth portfolio merged into the Great Companies -- America(SM) portfolio.


 (8)As of April 26, 2002, the AEGON Balanced portfolio merged into the Transamerica Value Balanced portfolio. Effective August 27, 2001, the management fee was reduced to 0.75%.


 (9)Effective May 1, 2002, the management fee was reduced to 0.35%.



       The purpose of the preceding table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios of the funds for the fiscal year ended December 31, 2001 (except as noted in the footnotes). Expenses of the funds may be higher or lower in the future. For more information on the portfolio expenses described in this table, see the fund prospectuses which accompany this prospectus.


LOANS

 -- After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the cash value, less any surrender charge and any already outstanding loan amount.
 -- We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges.
 --     The minimum loan amount is generally $500.

 -- You may request a loan by calling us at, or by writing or faxing us written instructions to our administrative office.

 -- We charge 5.5% interest annually, payable in arrears, on any outstanding loan amount.
 -- To secure the loan, we transfer a portion of your cash value to a loan reserve account. The loan reserve account is part of the fixed account. You will earn at least 4.0% interest on amounts in the loan reserve account.
 -- Prior to the 10th Policy year, we currently credit 4.75% interest annually on all Policy loans.
 -- After the 10th Policy year, you may borrow at preferred loan rates an amount equal to the cash value minus total premiums paid (reduced by any cash withdrawals) and minus any outstanding loan amounts (including any interest you owe on Policy loan(s)). We currently credit interest at a 5.5% preferred loan rate. THIS RATE IS NOT GUARANTEED.

 -- Federal income taxes and a penalty tax may apply to loans you take against the Policy.

 --     There are risks involved in taking a Policy loan. See Risk Summary p.
        12.


 -- The federal tax consequences of loans outstanding after the 10th Policy year are uncertain.


DEATH BENEFIT

 --     You must choose one of two death benefit options. We offer the following:
      --     Option A is the greater of:
         +    the current specified amount, or
         +    a specified percentage, multiplied by the Policy's cash value on the date of the insured's death.
      --     Option B is the greater of:
         +    the current specified amount, plus the Policy's cash value on the date of the insured's death, or
         +    a specified percentage, multiplied by the Policy's cash value on the date of the insured's death.
 -- So long as the Policy does not lapse, the minimum death benefit we pay under any option will be the current specified amount.
 -- The minimum specified amount for a Policy for all issue ages is $100,000. We will state the minimum specified amount in your Policy. You cannot decrease your specified amount below this minimum. If your specified amount is $250,000 or more, then you may not decrease your specified amount below $250,000.
 -- We will reduce the death benefit proceeds by the amount of any outstanding Policy loan(s) (including any interest owed on Policy loan(s)), and any due and unpaid charges.
 -- We will increase the death benefit proceeds by any additional insurance benefits you add by rider.
 -- After the third Policy year, you may change the death benefit option or decrease the specified amount (but not both) once each Policy year. A decrease in specified amount is limited to 20% of the specified amount prior to the decrease. The new specified amount cannot be less than the minimum specified amount as shown in your Policy. A change in death benefit option also cannot reduce your specified amount below the minimum specified amount as shown in your Policy.
 -- Under current tax law, death benefit should be income tax free to the beneficiary.
 -- The death benefit is available in a lump sum or a variety of payout options.

CASH WITHDRAWALS AND SURRENDERS

 -- You may take one withdrawal of cash value per Policy year after the first Policy year.
 --     The amount of the withdrawal must be:

         +    at least $500; and


         + no more than 10% of the net surrender value. We currently intend to limit the amount you can withdraw to 25% of the net surrender value after the 10th Policy year.

 -- We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.

 --     There is no surrender charge assessed when you take a cash withdrawal.
 -- A cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.
 -- If you choose death benefit Option A, we will reduce the current specified amount by the dollar amount of the withdrawal. We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.
 -- Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.

 -- You may fully surrender the Policy at any time before the insured's death or the maturity date. You will receive the net surrender value (cash value, MINUS any surrender charge, MINUS any Policy loans outstanding, and MINUS any interest you owe on Policy loans). The surrender charge will apply during the first 15 Policy years.



ILLUSTRATIONS



 -- Illustrations of death benefits, cash value and net surrender value used in connection with the purchase of a Policy are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be considered representative of past or future performance.



 -- Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 12%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium.



 -- We have filed an example of an illustration based on hypothetical rates of return as an exhibit to the registration statement to this prospectus.



COMPENSATION



 -- We will pay sales commissions to our life insurance agents who are registered representatives of broker-dealers. Other payments may be made for other services related to sale of the Policies. For a discussion of these arrangements, see Sale of the Policies.



INQUIRIES



       If you need more information, please contact our administrative office at:



                Transamerica Occidental Life


                P.O. Box 5068


                Clearwater, Florida 33758-5068


                Facsimile: 1-727-299-1648


                1-800-322-7164, extension 6539


                (Our hours are Monday-Friday from 8:00 a.m.-8:00 p.m. Eastern time)

RISK SUMMARY

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


 INVESTMENT              If you invest your cash value in one or more subaccounts,
 RISK                    you will be subject to the risk that investment performance could be unfavorable and that the cash value of your Policy would decrease. YOU COULD LOSE EVERYTHING YOU INVEST, AND
                         YOUR POLICY COULD LAPSE. If you select the fixed account,
                         your cash value in the fixed account is credited with a
                         declared rate of interest, but you assume a risk that the
                         rate may decrease, although it will never be lower than a
                         guaranteed minimum annual effective rate of 3.0%.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
 RISK OF LAPSE           If your Policy fails to meet certain conditions, we will
                         notify you that the Policy has entered a 61-day grace period and will lapse unless you make a sufficient payment during the grace period.
                         Your Policy contains a three-year no lapse period. Your
                         Policy will not lapse during the first three Policy years as long as you pay sufficient minimum no lapse premiums. If you do not pay these premiums, you will automatically
                         lose the no lapse guarantee and you will increase the risk that your Policy will lapse. In addition, if you take a cash withdrawal, or take a Policy loan, or if you decrease your specified amount, you will increase the risk of losing the no lapse guarantee. We deduct the total amount of your
                         withdrawals, any outstanding loans and any pro rata decrease charge from your premiums paid when we determine whether
                         your minimum no lapse premiums are high enough to keep the no lapse period in effect.
                         If you change death benefit options, decrease the specified amount, or add or increase a rider, we will adjust the
                         amount of the minimum no lapse guarantee.
                         You will lessen the risk of Policy lapse during the first
                         three Policy years if you keep the no lapse period in
                         effect. Before you take a cash withdrawal, loan, decrease
                         the specified amount or increase or add a rider, you should consider carefully the effect it will have on the no lapse guarantee.
                         After the no lapse period, your Policy may lapse if loans, cash withdrawals, monthly deductions, and insufficient
                         investment returns reduce the net surrender value to zero.
                         The Policy will enter a grace period if on any Monthiversary the net surrender value (that is, the cash value, minus the surrender charge, and minus any outstanding loans and
                         interest owed on the loans) is not enough to pay the monthly deduction due.
                         A Policy lapse will have adverse tax consequences. See
                         Federal Income Tax Considerations p. 54 and Policy Lapse and
                         Reinstatement p. 52.
                         You may reinstate this Policy within five years after it has lapsed (prior to the maturity date), if the insured meets
                         the insurability requirements and you pay the amount we
                         require.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------


 TAX RISKS               We expect that the Policy will generally be deemed a life
 (INCOME TAX             insurance contract under federal tax law, so that the death
 AND MEC)                benefit paid to the beneficiary will not be subject to
                         federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies
                         issued on a substandard basis. Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a
                         Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on cash withdrawals, surrenders and loans taken before you reach age 59 1/2. If a Policy is not
                         treated as a MEC, partial surrenders and withdrawals will
                         not be subject to tax to the extent of your investment in
                         the Policy. Amounts in excess of your investment in the
                         Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for assistance in all tax matters involving your
                         Policy.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
 LIMITS ON CASH          The Policy permits you to take only one cash withdrawal per
 WITHDRAWALS             Policy year after the first Policy year has been completed.
                         The amount you may withdraw is limited to 10% of the net
                         surrender value. We currently intend to limit the amount you can withdraw to 25% of the net surrender value after the
                         10th Policy year.
                         A cash withdrawal will reduce cash value, so it will
                         increase the risk that the Policy will lapse. A cash
                         withdrawal may also increase the risk that the no lapse
                         period will end.
                         A cash withdrawal will reduce the death benefit. If you
                         select death benefit Option A, a cash withdrawal will
                         permanently reduce the specified amount by the amount of the withdrawal. If death benefit Option B is in effect when you make a cash withdrawal, the death benefit will be reduced by the amount the cash value was reduced. In some
                         circumstances, a cash withdrawal may reduce the death
                         benefit by more than the dollar amount of the withdrawal.
                         Federal income taxes and a penalty tax may apply to cash
                         withdrawals and surrenders.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
 LOAN RISKS              A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from
                         the subaccounts and the fixed account and place that amount in the loan reserve as collateral. We then credit a fixed
                         interest rate of not less than 4.0% to the loan collateral.
                         We currently credit interest at 4.75% annually, but we are not obligated to do so in the future. As a result, the loan collateral does not participate in the investment results of the subaccounts nor does it receive the current interest
                         rate credited to the fixed account. The longer the loan is outstanding, the greater the effect is likely to be.
                         Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable. We also charge interest on Policy loans at a rate of 5.5%, payable in arrears.
                         Interest is added to the amount of the loan to be repaid.
                         A Policy loan affects the death benefit because a loan
                         reduces the death benefit proceeds by the amount of the
                         outstanding loan, plus any interest you owe on Policy loans.
                         A Policy loan could make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no
                         lapse period will end. There is also a risk that if the
                         loan, insurance charges and unfavorable investment
                         experience reduce your net surrender value while the no
                         lapse period is no longer in effect, then the Policy will
                         lapse. Adverse tax consequences would result.
                         If a loan from a Policy is outstanding when the Policy is
                         canceled or lapses, or if a loan is taken out and the Policy is a MEC, then the amount of the outstanding indebtedness
                         will be taxable as if it were a distribution from the
                         Policy. Moreover, the tax treatment of loans with preferred rates is uncertain. See Federal Income Tax Considerations p.
                         54.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
 EFFECTS OF THE          The surrender charge under this Policy is significant,
 SURRENDER CHARGE        especially in the early Policy years. It is likely that you will receive no net surrender value if you surrender your
                         Policy in the first few Policy years. You should purchase
                         this Policy only if you have the financial ability to keep it in force at the initial specified amount for a
                         substantial period of time.
                         Even if you do not ask to surrender your Policy, the
                         surrender charge plays a role in determining whether your
                         Policy will lapse. Each month we will use the cash value
                         (reduced by the surrender charge and reduced by outstanding loans and interest owed) to measure whether your Policy will remain in force or will enter a grace period.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
 COMPARISON WITH OTHER   Like fixed benefit life insurance, the Policy offers a death
 INSURANCE POLICIES      benefit and can provide a cash value, loan privileges and a value on surrender. However, the Policy differs from a fixed benefit policy because it allows you to place your premiums in investment subaccounts. The amount and duration of life insurance protection and of the Policy's cash value will
                         vary with the investment performance of the amounts you
                         place in the subaccounts. In addition, the cash value and
                         net surrender value will always vary with the investment
                         results of your selected subaccounts.
                         As you consider purchasing this Policy, keep in mind that it may not be to your advantage to replace existing insurance with the Policy.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

TRANSAMERICA AND THE FIXED ACCOUNT

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


TRANSAMERICA



       Transamerica Occidental Life Insurance Company ("Transamerica") is the insurance company issuing the Policy. Transamerica is a stock life insurance company incorporated under California law on June 30, 1906. Effective December 31, 2000, the state of domicile for Transamerica was changed to Iowa. We established the separate account to support the investment options under this Policy and under other variable life insurance policies we issue. Our general account supports the fixed account under the Policy. Transamerica intends to sell this Policy in all states (except New York), Puerto Rico, Guam and the District of Columbia.



       We are entering into a Cost Sharing Agreement with our affiliate, Western Reserve Life Assurance Co. of Ohio ("Western Reserve"), a life insurance company organized and existing under the laws of the State of Ohio. Under this agreement, Western Reserve will provide, on our behalf, all Policy underwriting services, claims processing and other administrative services, including maintenance of the books and records necessary for the administration and operation of the Policies.



THE FIXED ACCOUNT



       The fixed account is part of Transamerica's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica has sole discretion over investment of the fixed account's assets. Transamerica bears the full investment risk for all amounts contributed to the fixed account. Transamerica guarantees that the amounts allocated to the fixed account will be credited interest daily at a net effective interest rate of at least 3.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no specific formula for determining interest rates.



       Money you place in the fixed account will earn interest compounded daily at a current interest rate in effect at the time of your allocation. Unless otherwise required by state law, we will restrict your allocations and transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a higher current interest rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 3.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 3.0%.



       We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a last-in, first-out basis ("LIFO") for the purpose of crediting interest.

       New Jersey residents: The fixed account is NOT available to you. You may not direct or transfer any premium payments or cash value to the fixed account. The fixed account is used solely for Policy loans.

       THE FIXED ACCOUNT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE SEPARATE ACCOUNT


       The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. You may direct the money in your Policy to a maximum of 16 active subaccounts of the separate account. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.


       Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

       The separate account may include other subaccounts that are not available under the Policies and are not discussed in this prospectus. We may substitute another subaccount, portfolio or insurance company separate account under the Policies if, in our judgment, investment in a subaccount or portfolio would no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of owners. No substitution shall take place without notice to owners and prior approval of the Securities and Exchange Commission ("SEC") and insurance company regulators, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act") and applicable law.

THE FUNDS

       The separate account invests in shares of the portfolios. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

       Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

       Each portfolio's investment objective(s) and policies are summarized below. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or sub-adviser. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE FUND PROSPECTUSES. YOU SHOULD READ THE FUND PROSPECTUSES CAREFULLY.


PORTFOLIO                                     ADVISER OR SUB-ADVISER                       INVESTMENT OBJECTIVE
---------                                     ----------------------                       --------------------
MUNDER NET50                        + Munder Capital                            + Seeks long-term capital appreciation.
                                       Management
VAN KAMPEN EMERGING GROWTH          + Van Kampen                                + Seeks capital appreciation by investing
                                       Asset Management Inc.                      primarily in common stocks of small and
                                                                                  medium-sized companies.
T. ROWE PRICE SMALL CAP             + T. Rowe Price                             + Seeks long-term growth of capital by
                                       Associates, Inc.                           investing primarily in common stocks of
                                                                                  small growth companies.
PBHG MID CAP GROWTH                 + Pilgrim Baxter & Associates, Ltd.         + Seeks capital appreciation.
ALGER AGGRESSIVE GROWTH             + Fred Alger                                + Seeks long-term capital appreciation.
                                       Management, Inc.
THIRD AVENUE VALUE                  + EQSF Advisers, Inc.                       + Seeks long-term capital appreciation.
VALUE LINE AGGRESSIVE GROWTH        + Value Line, Inc.                          + Seeks to realize capital growth.
AMERICAN CENTURY INTERNATIONAL      + American Century Investment Management    + Seeks capital growth.
                                      Inc.
GABELLI GLOBAL GROWTH               + Gabelli Asset Management Company          + Seeks to provide investors with
                                                                                  appreciation of capital. Current income
                                                                                  is a secondary objective.
GREAT COMPANIES --                  + Great Companies, L.L.C.                   + Seeks long-term growth of capital in a
GLOBAL(2)                                                                         manner consistent with preservation of
                                                                                  capital.
GREAT COMPANIES -- TECHNOLOGY(SM)   + Great Companies, L.L.C.                   + Seeks long-term growth of capital.
JANUS GROWTH                        + Janus Capital Management LLC              + Seeks growth of capital.

PORTFOLIO                                     ADVISER OR SUB-ADVISER                       INVESTMENT OBJECTIVE
---------                                     ----------------------                       --------------------
GOLDMAN SACHS GROWTH                + Goldman Sachs Asset Management            + Seeks long-term growth of capital.
GE U.S. EQUITY                      + GE Asset Management Incorporated          + Seeks long-term growth of capital.
GREAT COMPANIES -- AMERICA(SM)      + Great Companies, L.L.C.                   + Seeks long-term growth of capital.
SALOMON ALL CAP                     + Salomon Brothers Asset Management Inc     + Seeks capital appreciation.
VIP CONTRAFUND(R) PORTFOLIO         + Fidelity Management & Research Company    + Seeks long-term capital appreciation by
                                                                                  investing primarily in a broad variety
                                                                                  of common stocks, using both
                                                                                  growth-oriented and contrarian
                                                                                  disciplines.
DREYFUS MID CAP                     + The Dreyfus Corporation                   + Seeks total investment returns
                                                                                  (including capital appreciation and
                                                                                  income), which consistently outperform
                                                                                  the S&P 400 Mid Cap Index.
PBHG/NWQ VALUE SELECT               + NWQ Investment Management Company, Inc.   + Seeks to achieve maximum, consistent
                                      and Pilgrim Baxter & Associates, Ltd.*      total return with minimum risk to
                                                                                  principal.
VIP EQUITY-INCOME PORTFOLIO         + Fidelity Management & Research Company    + Seeks reasonable income by investing
                                                                                  primarily in income-producing equity
                                                                                  securities.
VIP GROWTH OPPORTUNITIES PORTFOLIO  + Fidelity Management & Research Company    + Seeks capital growth by investing in a
                                                                                  wide range of common domestic and
                                                                                  foreign stocks, and securities
                                                                                  convertible into common stocks.
T. ROWE PRICE DIVIDEND GROWTH       + T. Rowe Price Associates, Inc.            + Seeks to provide an increasing level of
                                                                                  dividend income, long-term capital
                                                                                  appreciation, and reasonable current
                                                                                  income, through investments primarily in
                                                                                  dividend paying stocks.




* Effective May 1, 2002, this portfolio will be co-sub-advised by Pilgrim Baxter & Associates, Ltd.

PORTFOLIO                                     ADVISER OR SUB-ADVISER                       INVESTMENT OBJECTIVE
---------                                     ----------------------                       --------------------
TRANSAMERICA VALUE BALANCED         + Transamerica Investment Management, LLC   + Seeks preservation of capital and
                                                                                  competitive investment returns.
LKCM STRATEGIC TOTAL RETURN         + Luther King Capital Management            + Seeks to provide current income,
                                      Corporation                                 long-term growth of income and capital
                                                                                  appreciation.
CLARION REAL ESTATE SECURITIES      + Clarion CRA Securities, LP**              + Seeks long-term total return from
                                                                                  investments primarily in equity
                                                                                  securities of real estate companies.
                                                                                  Total return will consist of realized
                                                                                  and unrealized capital gains and losses
                                                                                  plus income.
FEDERATED GROWTH & INCOME           + Federated Investment Counseling           + Seeks total return by investing in
                                                                                  securities that have defensive
                                                                                  characteristics.
JANUS BALANCED                      + Janus Capital Management LLC              + Seeks long-term capital growth,
                                                                                  consistent with preservation of capital
                                                                                  and balanced by current income.
AEGON BOND                          + Banc One Investment Advisors Corp.***     + Seeks the highest possible current
                                                                                  income within the confines of the
                                                                                  primary goal of insuring the protection
                                                                                  of capital.
TRANSAMERICA MONEY MARKET           + Transamerica Investment Management,       + Seeks to provide maximum current income
                                      LLC**                                       consistent with preservation of
                                                                                  principal and maintenance of liquidity.
TRANSAMERICA EQUITY                 + Transamerica Investment Management, LLC   + Seeks to maximize long-term growth.
CONSERVATIVE ASSET ALLOCATION****   + AEGON/Transamerica Fund Advisers, Inc.    + Seeks current income and preservation of
                                                                                  capital.
MODERATE ASSET ALLOCATION****       + AEGON/Transamerica Fund Advisers, Inc.    + Seeks capital appreciation.

  ** Prior to May 1, 2002, this portfolio was sub-advised by J.P. Morgan Investment Management Inc.
 *** Prior to May 1, 2002, this portfolio was sub-advised by AEGON USA Investment Management, Inc.
**** Each asset allocation portfolio invests in a combination of underlying Series Fund portfolios.

PORTFOLIO                                     ADVISER OR SUB-ADVISER                       INVESTMENT OBJECTIVE
---------                                     ----------------------                       --------------------
MODERATELY AGGRESSIVE ASSET         + AEGON/Transamerica Fund Advisers, Inc.    + Seeks capital appreciation.
ALLOCATION****
AGGRESSIVE ASSET ALLOCATION****     + AEGON/Transamerica Fund Advisers, Inc.    + Seeks capital appreciation and current
                                                                                  income.
TRANSAMERICA CONVERTIBLE            + Transamerica Investment Management, LLC   + Seeks maximum total return through a
SECURITIES                                                                        combination of current income and
                                                                                  capital appreciation.
PIMCO TOTAL RETURN                  + Pacific Investment Management Company,    + Seeks maximum total return consistent
                                      LLC                                         with preservation of capital and prudent
                                                                                  investment management.
TRANSAMERICA GROWTH OPPORTUNITIES   + Transamerica Investment Management, LLC   + Seeks to maximize long-term growth.
TRANSAMERICA U.S. GOVERNMENT        + Transamerica Investment Management, LLC   + Seeks to provide as high a level of
SECURITIES                                                                        total return as is consistent with
                                                                                  prudent investment strategies by
                                                                                  investing under normal conditions at
                                                                                  least 80% of its assets in U.S.
                                                                                  government debt obligations and
                                                                                  mortgage-backed securities issued or
                                                                                  guaranteed by the U.S. government, its
                                                                                  agencies or government-sponsored
                                                                                  entities.
J.P. MORGAN ENHANCED INDEX          + J.P. Morgan Investment Management Inc.    + Seeks to earn a total return modestly in
                                                                                  excess of the total return performance
                                                                                  of the S&P 500 Index (including the
                                                                                  reinvestment of dividends) while
                                                                                  maintaining a volatility of return
                                                                                  similar to the S&P 500 Index.

**** Each asset allocation portfolio invests in a combination of underlying Series Fund portfolios.

PORTFOLIO                                     ADVISER OR SUB-ADVISER                       INVESTMENT OBJECTIVE
---------                                     ----------------------                       --------------------
CAPITAL GUARDIAN VALUE              + Capital Guardian Trust Company            + Seeks to provide long-term growth of
                                                                                  capital and income through investments
                                                                                  in a portfolio comprised primarily of
                                                                                  equity securities of U.S. issuers and
                                                                                  securities whose principal markets are
                                                                                  in the U.S. (including American
                                                                                  Depositary Receipts) and other U.S.
                                                                                  registered foreign securities.

CAPITAL GUARDIAN U.S. EQUITY        + Capital Guardian Trust Company            + Seeks to provide long-term growth of
                                                                                  capital.



       AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, a wholly-owned subsidiary of Western Reserve, an affiliate of Transamerica, serves as investment adviser to the Series Fund and manages the Series Fund in accordance with policies and guidelines established by the Series Fund's Board of Directors. For certain portfolios, AEGON/Transamerica Advisers has engaged investment sub-advisers to provide portfolio management services. AEGON/ Transamerica Advisers and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Fund prospectus for more information regarding AEGON/Transamerica Advisers and the investment sub-advisers.


       Fidelity Management & Research Company ("FMR"), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Funds and manages the Fidelity VIP Funds in accordance with policies and guidelines established by the Fidelity VIP Funds' Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity Fund prospectuses for more information regarding FMR and the investment sub-advisers.


       Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a "consultant" to AEGON/Transamerica Advisers for investment model creation and maintenance to the Conservative Asset Allocation, Moderate Asset Allocation, Moderately Aggressive Asset Allocation and Aggressive Asset Allocation portfolios of the Series Fund. Morningstar will be paid an annual fee for its services. See the Series Fund prospectus for more information regarding Morningstar.


       In addition to the separate account, shares of the portfolios are also sold to other separate accounts that insurance companies, including Transamerica or its affiliates, establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither we nor the funds currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, each fund's Board of Directors/ Trustees will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws,
(2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

       If a fund's Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Transamerica will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

       We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

       We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

       In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

YOUR RIGHT TO VOTE PORTFOLIO SHARES


       Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law. See Tax Status of the Policy p. 54.


       Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

       If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

THE POLICY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PURCHASING A POLICY

       To purchase a Policy, you must submit a completed application and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy.


       You select the specified amount for your Policy within the following limits. Our current minimum specified amount for a Policy for all issue ages is generally $100,000. We will state the minimum specified amount in your Policy. You may not decrease your specified amount below this minimum. If your specified amount is $250,000 or more, then you may not decrease your specified amount below $250,000. We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 85. The insured must be insurable and acceptable to us under our underwriting rules on the later of:


        --     the date of your application; or
        --     the date the insured completes all of the medical tests and examinations that we require.

TAX-FREE "SECTION 1035" EXCHANGES

       You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this Policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).


UNDERWRITING STANDARDS

       This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between men and women to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

       Your cost of insurance charge will depend on the insured's gender and attained age, the Policy duration, specified amount, net amount at risk and rate class. We currently place insureds into the following standard rate classes:

        --     ultimate select, non-tobacco use;
        --     select, non-tobacco use;
        --     ultimate standard, tobacco use;
        --     standard, tobacco use; and
        --     juvenile (under age 18).


       We also place insureds in various sub-standard rate classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco. We currently charge lower cost of insurance rates for insureds who are in an "ultimate" class. An ultimate class is only available if, because of the specified amount you have chosen, our underwriting guidelines require you to take a blood test. For Policies with a specified amount of $250,000 or more, we generally charge a lower rate.


WHEN INSURANCE COVERAGE TAKES EFFECT

       Insurance coverage under the Policy will take effect only if the insured(s) is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid.


       Conditional Insurance Coverage. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured will have conditional insurance coverage under the terms of the conditional receipt. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount of $1,000,001 or higher. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.


  THE AMOUNT OF CONDITIONAL INSURANCE    --    the specified amount applied for; or
  COVERAGE IS THE LESSER OF:             --    $300,000
                                         reduced by all amounts payable under all life insurance
                                         applications that the insured has pending with us.

                                         --    the date of your application; or
  CONDITIONAL LIFE INSURANCE COVERAGE    --    the date the insured completes all of the medical
  BEGINS ON THE                          tests and examinations that we require; or
  LATER OF:                              --    the date of issue, if any, requested in the
                                         application.
                                         --    the date we determine the insured has satisfied
  CONDITIONAL LIFE INSURANCE COVERAGE    our underwriting requirements and the insurance applied
  TERMINATES AUTOMATICALLY ON THE              for takes effect (the Policy date); or
  EARLIEST OF:                           --    60 days from the date the application was
                                         completed; or
                                         --    the date we determine that any person proposed
                                         for insurance in the application is not insurable
                                               according to our rules, limits and standards for
                                               the plan, amount and rate class shown in the
                                               application; or
                                         --    the date we modify the plan, amount, riders
                                         and/or the premium rate class shown in the application,
                                               or any supplemental agreements; or
                                         --    the date we mail notice of the ending of coverage
                                         and we refund the first premium to the applicant at the
                                               address shown on the application.
                                         --    the conditional receipt will be void:
  SPECIAL LIMITATIONS OF THE                 +   if not signed by an authorized agent of
  CONDITIONAL RECEIPT:                   Transamerica; or
                                             +   in the event the application contains any fraud
                                         or material misrepresentation; or
                                             +   if, on the date of the conditional receipt, a
                                         proposed insured is under 15 days of age or over 80
                                                 years of age.
                                         --    the conditional receipt does not provide benefits
                                         for disability and accidental death benefits.
                                         --    the conditional receipt does not provide benefits
                                         if a proposed insured commits suicide. In this case,
                                               Transamerica's liability will be limited to
                                               return of the first premium paid with the
                                               application.


       Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will begin. This date is the Policy date. On the Policy date, we will allocate your initial premium, minus monthly deductions, to the fixed account and the subaccounts you selected on your application, provided you live in a state that does not require a refund of full premium during the free-look period. If your state requires us to return the full premium in the event you exercise your free-look right, we will place your full premium in the reallocation account until the reallocation date. While held in the reallocation account, premium(s) will be credited with interest at the current fixed account rate. See Reallocation Account p. 30.


       On any day we credit premiums or transfer cash value to a subaccount, we will convert the dollar amount of the premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our administrative office. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading. See Policy Values p. 31.

OWNERSHIP RIGHTS

       The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.


  CHANGING THE OWNER                     --    Change the owner by providing written notice to
                                         us at our administrative office at any time while the
                                               insured is alive and the Policy is in force.
                                         --    Change is effective as of the date that the
                                         written notice is accepted by us at our administrative
                                               office.
                                         --    Changing the owner does not automatically change
                                         the beneficiary.
                                         --    Signature of the owner's spouse is required if
                                         the owner is a resident of California, Nevada or
                                               Washington.
                                         --    Changing the owner may have tax consequences. You
                                         should consult a tax advisor before changing the owner.
                                         --    We are not liable for payments we made before we
                                         received the written notice at our administrative
                                               office.

  CHOOSING THE BENEFICIARY               --    The owner designates the beneficiary (the person
                                         to receive the death benefit when the insured dies) in
                                               the application.
                                         --    If the owner designates more than one
                                         beneficiary, then each beneficiary shares equally in
                                               any death benefit proceeds unless the beneficiary
                                               designation states otherwise.
                                         --    If the beneficiary dies before the insured, then
                                         any contingent beneficiary becomes the beneficiary.
                                         --    If both the beneficiary and contingent
                                         beneficiary die before the insured, then the death
                                               benefit will be paid to the owner or the owner's
                                               estate upon the insured's death.

  CHANGING THE BENEFICIARY               --    The owner changes the beneficiary by providing
                                         written notice to us at our administrative office.
                                         --    Change is effective as of the date the owner
                                         signs the written notice.


                                         --    Signature of the owner's spouse is required if
                                         the owner is a resident of California, Nevada or
                                               Washington.
                                         --    We are not liable for any payments we made before
                                         we received the written notice at our administrative
                                               office.

  ASSIGNING THE POLICY                   --    The owner may assign Policy rights while the
                                         insured is alive.
                                         --    Signature of the owner's spouse is required if
                                         the owner is a resident of California, Nevada or
                                               Washington.
                                         --    The owner retains any ownership rights that are
                                         not assigned.
                                         --    Assignee may not change the owner or the
                                         beneficiary, and may not elect or change an optional
                                               method of payment.
                                            Any amount payable to the assignee will be paid in a
                                         lump sum.
                                         --    Claims under any assignment are subject to proof
                                         of interest and the extent of the assignment.
                                         --    We are not:
                                             +   bound by any assignment unless we receive a
                                         written notice of the assignment at our administrative
                                                 office;
                                             +   responsible for the validity of any assignment;
                                             +   liable for any payment we made before we
                                         received written notice of the assignment at our
                                                 administrative office; or
                                             +   bound by any assignment which results in
                                         adverse tax consequences to the owner, insured(s) or
                                                 beneficiary(ies).
                                         --    Assigning the Policy may have tax consequences.
                                         You should consult a tax advisor before assigning the
                                               Policy.


CANCELING A POLICY

       You may cancel a Policy for a refund during the "free-look period" by returning it to our administrative office, to one of our branch offices or to the agent who sold you the Policy. The free-look period expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy at our administrative office. The amount of the refund will be:
 -- any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account; PLUS
 -- your cash value in the subaccounts and the fixed account on the date we (or our agent) receive the returned Policy at our administrative office.


       Some states may require us to refund all of the premiums you paid for the Policy. See Reallocation Account p. 30.

PREMIUMS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PREMIUM FLEXIBILITY

       You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to the a minimum no lapse premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum no lapse premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum no lapse premium. See Minimum No Lapse Premium below.

PLANNED PERIODIC PAYMENTS

       You will determine a planned periodic payment schedule which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify your agent/registered representative of record or us of any address changes so that we are able to keep your current address on record.


       Even if you make your planned periodic payments on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period). See Policy Lapse and Reinstatement p. 52.


MINIMUM NO LAPSE PREMIUM

       The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum no lapse premium.

       Until the no lapse date (that is, until the end of the third Policy year), we guarantee that your Policy will not lapse, so long as on any Monthiversary you have paid total premiums (MINUS any cash withdrawals, MINUS any outstanding loan amount and MINUS any pro rata decrease charge) that equal or exceed the sum of the monthly minimum no lapse premiums in effect for each month from the Policy date, up to and including the current month. If you take a cash withdrawal, or take out a loan, or if you decrease your specified amount, you may need to pay additional premiums in order to keep the no lapse guarantee in place.

       The initial minimum no lapse premium is shown on your Policy's schedule page, and depends on a number of factors, including the age, gender, and rate class of the proposed insured, and the specified amount requested. We will adjust the minimum no lapse premium if you change death benefit options, decrease the specified amount, or add or increase a rider. If the minimum no lapse premium changes, we will notify you of the change and its effective date.

       AFTER THE THIRD POLICY YEAR (THAT IS, AFTER THE NO LAPSE PERIOD), PAYING THE CURRENT MINIMUM NO LAPSE PREMIUM EACH MONTH WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. YOU MAY NEED TO PAY ADDITIONAL PREMIUMS TO KEEP THE POLICY IN FORCE.

NO LAPSE PERIOD


       Until the no lapse date that is provided in your Policy (that is, until the end of the third Policy year), your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deduction, so long as the total amount of the premiums you paid (MINUS any withdrawals, MINUS any outstanding loan amount, and MINUS any pro rata decrease charge) is equal to or exceeds the sum of the monthly minimum no lapse premium in effect each month from the Policy date up to and including the current month. See Minimum No Lapse Premium above.


PREMIUM LIMITATIONS


       Premium payments must be at least $50 ($1,000 if by wire). We may return premiums less than $50. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations which qualify the Policy as life insurance according to federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium.


MAKING PREMIUM PAYMENTS

       We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will accept premium payments by wire transfer. If you wish to make premium payments by wire transfer, please instruct your bank to wire federal funds as follows:

                All First Bank of Baltimore
                ABA #: 052000113
                For credit to: Transamerica Occidental Life Insurance Company Account #: 895-7317-1
                Owner's Name:
                Contract Number:
                Attention: Life Accounting


       Tax-Free Exchanges ("1035 Exchange") (see Tax-Free "Section 1035" Exchanges p. 23.) We will accept your initial premium money from one or more contracts insuring the same insured that qualify for tax-free exchanges under
Section 1035 of the Internal Revenue

Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

ALLOCATING PREMIUMS


       You must instruct us on how to allocate your premium among the fixed account and the subaccounts. You may allocate your premium to a maximum of 16 active subaccounts at any one time.


(New Jersey residents: The fixed account is NOT available to you. You may not direct or transfer any money to the fixed account.) You must follow these guidelines:

        --     allocation percentages must be in whole numbers;
        --     if you select dollar cost averaging, you must have at least
               $5,000 in each subaccount from which we will make transfers and you must transfer a total of at least $100 monthly;
        --     if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new
               Policy, must be at least $5,000; and
        --     unless otherwise required by state law, we will restrict your allocations to the fixed account if the fixed account value following the allocation would exceed $500,000.


       You may change the allocation instructions for additional premium payments without charge at any time by writing us or calling us at 1-800-322-7164, extension 6539 Monday-Friday 8:00 a.m.-8:00 p.m. Eastern time. The change will be effective at the end of the valuation date on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. We reserve the right to limit the minimum amount you can allocate to a particular subaccount to 1.0% of a premium payment. We also reserve the right to charge $25 for each change in excess of one per Policy year quarter.



       Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation date using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. See Policy Values below. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.


       You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

       Reallocation Account. If your state requires us to return your initial premium in the event you exercise your free-look right, we will allocate the initial premium on the Policy date to the reallocation account as shown on your Policy schedule page. While held in the fixed account, premium(s) will be credited with interest at the current fixed account rate. The premium will remain in the reallocation account until the reallocation date. The reallocation date is the record date, plus the number of days in your state's free-look period, plus five days. Please contact your agent for details concerning the free-look period for your state.


       On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If you requested dollar cost averaging, on the reallocation date we will reallocate the cash value either to the fixed account, the TOLIC Transamerica Market subaccount or TOLIC AEGON Bond subaccount (depending on which account you selected on your application).


       For states which do not require a full refund of the initial premium, the reallocation date is the same as the Policy date. On the Policy date, we will allocate your initial premium, minus monthly deductions, to the fixed account and the subaccounts in accordance with the instructions you gave us on your application.


POLICY VALUES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


CASH VALUE



        -- Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals, and Policy loans).


        -- Serves as the starting point for calculating values under a Policy.


        -- Equals the sum of all values in each subaccount and the fixed account.


        --     Is determined on the Policy date and on each valuation date.


        -- Has no guaranteed minimum amount and may be more or less than premiums paid.


        -- Includes any amounts held in our fixed account to secure the Policy loan, if there is a Policy loan outstanding.


NET SURRENDER VALUE

       The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our administrative office.

 NET SURRENDER VALUE ON ANY VALUATION  --    the cash value as of such date; MINUS
 DATE EQUALS:                          --    any surrender charge as of such date; MINUS
                                       --    any outstanding Policy loan(s); MINUS
                                       --    any interest you owe on any Policy loan(s).

SUBACCOUNT VALUE

       Each subaccount's value is the cash value in that subaccount. At the end of any valuation period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

 THE NUMBER OF UNITS IN ANY            --    the initial units purchased at unit value on the
 SUBACCOUNT ON ANY VALUATION DATE      reallocation date; PLUS
 EQUALS:                               --    units purchased with additional premium(s); PLUS
                                       --    units purchased via transfers from another
                                       subaccount or the fixed account; MINUS
                                       --    units redeemed to pay for monthly deductions;
                                       MINUS
                                       --    units redeemed to pay for cash withdrawals; MINUS
                                       --    units redeemed as part of a transfer to another
                                       subaccount or the fixed account; MINUS
                                       --    units redeemed to pay any pro rata decrease
                                             charge.


       Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period, on which the premium payment, transfer request or cash withdrawal request is received at the administrative office.

SUBACCOUNT UNIT VALUE

       The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.


 THE UNIT VALUE OF ANY SUBACCOUNT AT   --    the total value of the portfolio shares held in
 THE END OF A VALUATION PERIOD IS      the subaccount, determined by multiplying the number of
 CALCULATED AS:                              portfolio shares owned by the subaccount by the
                                             portfolio's net asset value per share determined
                                             at the end of the valuation period; MINUS
                                       --    a deduction for the daily mortality and expense
                                       risk charge; MINUS
                                       --    the accrued amount of reserve for any taxes or
                                       other economic burden resulting from applying tax laws
                                             that we determine to be properly attributable to
                                             the subaccount; AND THE RESULT DIVIDED BY
                                       --    the number of outstanding units in the
                                             subaccount.



       The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time), which coincides with the end of each valuation period.

FIXED ACCOUNT VALUE

       On the reallocation date, the fixed account value is equal to the cash value allocated to the fixed account.

  THE FIXED ACCOUNT VALUE AT THE END OF  --    the sum of premium(s) allocated to the fixed
  ANY VALUATION PERIOD IS EQUAL TO:      account; PLUS
                                         --    any amounts transferred from a subaccount to the
                                         fixed account; PLUS
                                         --    total interest credited to the fixed account;
                                         MINUS
                                         --    amounts charged to pay for monthly deductions;
                                         MINUS
                                         --    amounts withdrawn from the fixed account; MINUS
                                         --    amounts transferred from the fixed account to a
                                         subaccount; MINUS
                                         --    amounts withdrawn from the fixed account to pay
                                         any pro rata decrease charge incurred due to a decrease
                                               in specified amount.

       New Jersey residents: The fixed account value at the end of any valuation period is equal to:

        -- any amounts transferred from a subaccount to the fixed account to establish a loan reserve; PLUS

        --     total interest credited to the fixed account.


TRANSFERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL


       You or your agent/registered representative of record may make transfers among a total of 12 active subaccounts or from the subaccounts to the fixed account. We determine the amount you have available for transfer at the end of the valuation period when we receive your transfer request at our administrative office. We may at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:



       ++ We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

       ++ You may make one transfer from the fixed account per Policy year (unless you choose dollar cost averaging from the fixed account).
       ++ Unless otherwise required by state law, we will restrict transfers to the fixed account, if the fixed account value following the transfer would exceed $500,000.

       ++ You may request transfers in writing (in a form we accept), by fax or by telephone to our administrative office.

       ++    There is no minimum amount that must be transferred.
       ++    There is no minimum amount that must remain in a subaccount after a transfer.
       ++    We deduct a $10 charge from the amount transferred for the 13th and each additional transfer in a Policy year.
       ++    We consider all transfers made in any one day to be a single transfer.

       ++ Transfers resulting from loans, conversion rights, reallocation of cash value immediately after the reallocation date, and transfers from the fixed account are NOT treated as transfers for the purpose of the transfer charge.
       ++ Transfers under dollar cost averaging and asset rebalancing are treated as transfers for purposes of the transfer charge.


       Some investors try to profit from various strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one portfolio to another and then back out again after a short period of time. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all portfolios have adopted special policies to discourage short-term trading. Specifically, each portfolio reserves the right to reject any transfer request that it regards as disruptive to efficient portfolio management. A transfer request could be rejected because of the timing of the investment or because of a history of excessive transfers by the owner.


       The Policy you are purchasing was not designed for professional market timing organizations or other persons that use programmed, large, or frequent transfers. The use of such transfers may be disruptive to the underlying portfolio and increase transaction costs. We reserve the right to reject any premium payment or transfer request from any person if, in our judgment, the payment or transfer or series of transfers would have a negative impact on a portfolio's operations or if a portfolio would reject our purchase order. We may impose other restrictions on transfers or even prohibit them for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege.


       THE PORTFOLIOS DO NOT PERMIT MARKET TIMING. DO NOT INVEST WITH US IF YOU ARE A MARKET TIMER. WHEN WE IDENTIFY YOU AS A MARKET TIMER, WE WILL IMMEDIATELY NOTIFY YOUR AGENT WHO WILL THEN NOTIFY YOU THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE LOSS OF ELECTRONIC AND TELEPHONE TRANSFER PRIVILEGES.



       Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at 1-800-322-7164, extension 6539 Monday-Friday 8:00 a.m.-8:00 p.m. Eastern time or fax your instructions to 727-299-1648.


       Please note the following regarding telephone or fax transfers:

       + We will employ reasonable procedures to confirm that telephone instructions are genuine.
       + If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.
       + If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

       +    Such procedures may include requiring forms of personal
            identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.
       +    We may also require written confirmation of your order.

       + If you do not want the ability to make telephone transfers, you should notify us in writing at our administrative office.

       +    Telephone or fax orders must be received at our administrative office before 4:00 p.m. Eastern time to assure same-day pricing of the transaction.
       +    WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF
            YOU FAX YOUR REQUEST TO A NUMBER OTHER THAN 727-299-1648.
       +    We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal.
       +    We may discontinue this option at any time.

       We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.


       Online transactions may not always be possible. Telephone and computer systems, whether yours, your Internet service provider's, your agent's, or WRL's can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.


       We will process any transfer order we receive at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

FIXED ACCOUNT TRANSFERS

       You may make one transfer per Policy year from the fixed account unless you select dollar cost averaging from the fixed account. We reserve the right to require that you make the transfer request in writing. We must receive the transfer request no later than 30 days after a Policy anniversary. We will make the transfer at the end of the valuation date on which we receive the written request. The maximum amount you may transfer is limited to the greater of:


       + 25% of the amount in the fixed account (currently we allow up to 50% of your value, but the 50% limit is not guaranteed); or

       + the amount you transferred from the fixed account in the immediately prior Policy year.

       New Jersey residents: The fixed account is NOT available to you. You may not direct or transfer any money to the fixed account.

CONVERSION RIGHTS


       If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing to our administrative office.


DOLLAR COST AVERAGING

       Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.


       Under dollar cost averaging, we automatically transfer a set dollar amount from either the TOLIC Transamerica Money Market subaccount, the TOLIC AEGON Bond subaccount or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date starting on the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request at our administrative office, provided that we receive the form by the 25th day of the month.



  TO START DOLLAR COST                   +   you must submit a completed form to us at our
  AVERAGING:                             administrative office requesting dollar cost averaging;
                                         +   you must have at least $5,000 in the account from
                                         which we will make transfers;
                                         +   your total transfers each month under dollar cost
                                         averaging must be at least $100; and
                                         +   each month, you may not transfer more than
                                         one-tenth of the amount that was in your fixed account
                                             at the beginning of dollar cost averaging.



       You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

  DOLLAR COST AVERAGING WILL TERMINATE   +   we receive your request to cancel your
  IF:                                        participation;
                                         +   the value in the accounts from which we make the
                                         transfers is depleted;
                                         +   you elect to participate in the asset rebalancing
                                             program; OR
                                         +   you elect to participate in any asset allocation
                                         service provided by a third party.


       We may modify, suspend, or discontinue dollar cost averaging at any time.

ASSET REBALANCING PROGRAM

       We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. You cannot have more than 12 active subaccounts at any one time. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.


       You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy date. You may modify your allocations quarterly. Once we receive the asset rebalancing request form at our administrative office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current premium allocation schedule. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day the NYSE is open.



  TO START ASSET REBALANCING:            +   you must submit a completed asset rebalancing
                                         request form to us at our administrative office before
                                             the maturity date; and
                                         +   you must have a minimum cash value of $5,000 or
                                         make a $5,000 initial premium payment.


       There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.


  ASSET REBALANCING WILL CEASE IF:       +   you elect to participate in the dollar cost
                                             averaging program;
                                         +   we receive your request to discontinue
                                         participation at our administrative office;
                                         +   you make ANY transfer to or from any subaccount
                                         other than under a scheduled rebalancing; or
                                         +   you elect to participate in any asset allocation
                                         service provided by a third party.

       You may start and stop participation in the asset rebalancing program at any time; but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

       We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Transamerica agents for the sale of Policies. TRANSAMERICA DOES NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE, SO THAT PERSONS OR FIRMS OFFERING SUCH SERVICES DO SO INDEPENDENT FROM ANY AGENCY RELATIONSHIP THEY MAY HAVE WITH TRANSAMERICA FOR THE SALE OF POLICIES. TRANSAMERICA THEREFORE TAKES NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATIONS AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES. Transamerica does not currently charge you any additional fees for providing these support services. Transamerica reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.


CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


       This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.





  SERVICES AND BENEFITS WE PROVIDE       --    the death benefit, cash withdrawals and loan
  UNDER THE POLICY:                      benefits;
                                         --    investment options, including premium
                                         allocations;
                                         --    administration of elective options; and
                                         --    the distribution of reports to owners.



  COSTS AND EXPENSES WE INCUR:           --    costs associated with processing and underwriting
                                               applications;
                                         --    expenses of issuing and administering the Policy
                                         (including any Policy riders);
                                         --    overhead and other expenses for providing
                                         services and benefits and sales marketing expenses,
                                               including compensation paid in connection with
                                               the sale of the Policies; and
                                         --    other costs of doing business, such as collecting
                                         premiums, maintaining records, processing claims,
                                               effecting transactions, and paying federal, state
                                               and local premium and other taxes and fees.

  RISKS WE ASSUME:                       --    that the charges we may deduct may be
                                         insufficient to meet our actual claims because insureds
                                               die sooner than we estimate; and
                                         --    that the costs of providing the services and
                                         benefits under the Policies may exceed the charges we
                                               are allowed to deduct.



       Some or all of the charges we deduct are used to pay the aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.


PREMIUM CHARGES


       We deduct no charges from premium payments before allocating the premiums to the separate account and the fixed account according to your instructions.


MONTHLY DEDUCTION


       We take a monthly deduction from the cash value on the Policy date and on each Monthiversary. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.



  THE MONTHLY DEDUCTION IS EQUAL TO:     --      the monthly Policy charge; PLUS
                                         --      the monthly cost of insurance charge for the Policy;
                                                 PLUS
                                         --      the monthly charge for any benefits provided by riders
                                                 attached to the Policy; PLUS
                                         --      the pro rata decrease charge (see p. 43) incurred as a
                                                 result of a decrease in the specified amount.
                                         MONTHLY POLICY CHARGE:
                                         --      This charge equals $5.00 each Policy month.
                                         --      We will not increase this charge.
                                         --      We may waive this charge at issue on additional policies
                                                 (not on the original Policy) purchased naming the same
                                                 owner and insured.
                                         --      This charge compensates us for administrative expenses
                                                 such as recordkeeping, processing death benefit claims
                                                 and Policy changes, and overhead costs.

                                      COST OF INSURANCE CHARGE:
                                      --         We deduct this charge each month. It varies each month and is equal to:
                                                 +          the death benefit on the Monthiversary; DIVIDED BY
                                                 +          1.0024663 (this factor reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 3.0%); MINUS
                                                 +          the cash value on the Monthiversary; MULTIPLIED BY
                                                 +          the monthly cost of insurance rate for the Policy.
                                      OPTIONAL INSURANCE RIDERS:
                                      --         The monthly deduction will include charges for any optional insurance benefits you add to your Policy by rider (see Supplemental Benefits (Riders) p. 61).



       We base the cost of insurance rates on the insured's attained age, gender, rate class, specified amount, and the length of time that the Policy has been in force. For Policies with a specified amount of $250,000 or more, we generally charge a lower rate. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. The rates will never be greater than the guaranteed amount stated in your Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary (C.S.O.) Mortality Tables and the insured's attained age, gender and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the C.S.O. tables. We may also guarantee a rate for a specific period of time (e.g., one year). For a listing of rate classes, see Underwriting Standards p. 24.


       We may issue certain Policies on a simplified or expedited basis. The cost of insurance rates for Policies we issue on this basis will be no higher than the guaranteed rates for select, non-tobacco use or standard, tobacco use categories. However, these rates may be higher or lower than current rates charged under otherwise identical Policies that are using standard underwriting criteria.

MORTALITY AND EXPENSE RISK CHARGE


       We deduct a daily charge from your cash value in each subaccount to compensate us for aggregate Policy expenses and mortality and expense costs we assume. This charge is equal to:



        --     your Policy's cash value in each subaccount MULTIPLIED BY


        -- the daily pro rata portion of the annual mortality and expense risk charge rate of 0.90%.


       The annual rate is equal to 0.90% of the average daily net assets of each subaccount. We guarantee to reduce this charge to 0.60% after the first 15 Policy years. We intend to reduce this charge to 0.30% in the 16th Policy year but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.60% level after the 15th Policy year.

       The mortality risk is that an insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

       If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution costs.

SURRENDER CHARGE

       If you surrender your Policy completely during the first 15 years, we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amounts) to you. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

       THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CALCULATE THIS CHARGE CAREFULLY BEFORE YOU CONSIDER A SURRENDER. Under some circumstances the level of surrender charge might result in no net surrender value available if you surrender your Policy in the first few Policy years. This will depend on a number of factors, but is more likely if:


        -- you pay premiums equal to or not much higher than the minimum no lapse guarantee premium shown in your Policy; and/or


        --     investment performance is too low.


  THE SURRENDER CHARGE IS EQUAL TO:      --      the ISSUE CHARGE plus the SURRENDER CHARGE BASE;
                                                 multiplied by
                                         --      the SURRENDER CHARGE FACTOR.


       The ISSUE CHARGE is $5.00 MULTIPLIED BY each $1,000 of the initial specified amount stated in your Policy. This charge helps us recover the underwriting, processing and start-up expenses that we incur in connection with the Policy and the separate account as well as other aggregate Policy expenses.


       The SURRENDER CHARGE BASE equals:

        -- the total premiums paid up to the surrender charge base premium shown in your Policy; PLUS

        -- the total premiums paid in excess of the surrender charge base premium, MULTIPLIED BY the following percentage (which varies by the insured's issue age):


ISSUE AGE   PERCENTAGE
   0-55        8.00%
  56-60        6.00%
  61-65        4.00%
  66-70        3.00%
  71-75        2.00%
  76-80        1.50%
  81-85        1.00%

       To determine the SURRENDER CHARGE, we apply the SURRENDER CHARGE FACTOR to the sum of the ISSUE CHARGE plus the SURRENDER CHARGE BASE. The SURRENDER CHARGE FACTOR varies with the insured's issue age and the number of years the Policy has been in force. For male insureds ages 0-65, and for female insureds ages 0-70, the surrender charge factor is equal to 1.00 during Policy years 1-10. It then decreases by 0.20 each year until the 15th Policy year when it is zero. For insureds with older issue ages, the factor is less than 1.00 at the end of the 10th Policy year and decreases to zero at the end of the 15th Policy year.

                            SURRENDER CHARGE FACTORS

                             MALES ISSUE AGES 0-65


                            FEMALES ISSUE AGES 0-70


               END OF POLICY YEAR*                      FACTOR
At Issue                                                 1.00
1-10                                                     1.00
11                                                        .80
12                                                        .60
13                                                        .40
14                                                        .20
15                                                          0

               * The factor on any date other than a Policy anniversary will be determined proportionately using the factor at the end of the Policy year prior to surrender and the factor at the end of the Policy year of surrender.

       Applying the surrender charge factor to the total of the issue charge and the surrender charge base for any surrender during the 11th through the 15th Policy years will often result in a reduced surrender charge. If you surrender your Policy after the 15th Policy year, there are no issue or sales charges due. We always determine the surrender charge factor from the Policy date to the surrender date, regardless of whether there were any prior lapses and reinstatements.

        -- SURRENDER CHARGE EXAMPLE 1: Assume a male insured purchases the Policy at issue age 35 for $250,000 of specified amount, paying $3,000 per year for four years ($12,000), and then surrenders the Policy. The surrender charge base premium is $667.50 (250 units at $2.67). The surrender charge would then be calculated as follows:


(a)  ISSUE CHARGE: (250 (LOGO) $5.00)
     (units per thousand of specified amount
     (LOGO) $5.00)                                      =   $1,250.00

(b)  SURRENDER CHARGE BASE PREMIUM:                     =   $  667.50

(c)  EXCESS OVER SURRENDER CHARGE BASE PREMIUM:
     8.0% of premiums paid in excess of surrender
     charge base premium ($12,000 - $667.50)
     (LOGO) 8.0%                                        =   $  906.60

(d)  APPLICABLE SURRENDER CHARGE FACTOR:
     (a + b + c) (LOGO) 1.00
     ($1,250.00 + $667.50 + $906.60) (LOGO) 1.00        =   $2,824.10
                                                            =========



        -- SURRENDER CHARGE EXAMPLE 2: Assume the same facts as in Example 1, including continued premium payments of $3,000 per year, EXCEPT the owner surrenders the Policy on the 14th Policy anniversary. The surrender charge would then be calculated as follows:



(a)  ISSUE CHARGE: (250 (LOGO) $5.00)
     (units per thousand of specified amount
     (LOGO) $5.00)                                      =   $1,250.00

(b)  SURRENDER CHARGE BASE PREMIUM:                     =   $  667.50

(c)  EXCESS OVER SURRENDER CHARGE BASE PREMIUM:
     8.0% of premiums paid in excess of surrender
     charge base premium ($42,000 - $667.50)
     (LOGO) 8.0%                                        =   $3,306.60

(d)  APPLICABLE SURRENDER CHARGE FACTOR:
     (a + b + c) (LOGO) .20
     ($1,250.00 + $667.50 + $3,306.60) (LOGO) .20       =   $1,044.82
                                                            =========


There will be no surrender charge if the owner waits until the 15th Policy anniversary to surrender the Policy.

       The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs.

PRO RATA DECREASE CHARGE

       If you decrease the specified amount during the first 15 Policy years, we will deduct a pro rata decrease charge from the cash value. We will determine the pro rata decrease charge by:


        -- calculating the surrender charge that would apply if the Policy was being surrendered; then MULTIPLY it by


        -- the ratio of the specified amount decrease you requested to the initial specified amount of your Policy.

  THE PRO RATA DECREASE                  --    the specified amount decrease that you request;
                                               DIVIDED BY
  CHARGE IS EQUAL TO:                    --    the full specified amount on the Policy date;
                                               MULTIPLIED BY
                                         --    the surrender charge as of the date of the
                                         decrease based on the specified amount on the Policy
                                               date.


       We will not deduct the pro rata decrease charge from the cash value when a specified amount decrease results from:


        --     a change in the death benefit option; or


        --     a cash withdrawal (when you select death benefit Option A).


       We will determine the pro rata decrease charge from the Policy date to the date of the decrease using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your specified amount.

       If we deduct a pro rata decrease charge due to a decrease in specified amount, we will reduce proportionately any future surrender charge incurred during the first 15 Policy years. This means that when we calculate the surrender charge, we will reduce the charge by an amount equal to the surrender charge multiplied by the ratio of any prior decreases in the specified amount to the full initial specified amount. A decrease in specified amount will generally decrease the insurance protection of the Policy.

TRANSFER CHARGE


        -- We currently allow you to make 12 transfers each year free from charge.


        --     We charge $10 for each additional transfer.


        -- For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, is considered a single transfer.


        --     We deduct the transfer charge from the amount being transferred.


        -- Transfers due to loans, exercise of conversion rights, or from the fixed account do not count as transfers for the purpose of assessing this charge.


        -- Transfers under dollar cost averaging and asset rebalancing are transfers for purposes of this charge.


        --     We will not increase this charge.


CHANGE IN PREMIUM ALLOCATION CHARGE

       We currently do not charge you if you change your premium allocation. However, in the future we reserve the right to charge you $25 if you make more than one change per Policy year quarter. We will notify you if we decide to impose this charge.

CASH WITHDRAWAL CHARGE

       After the first Policy year, you may take one cash withdrawal each Policy year. When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance. We will not increase this charge.

TAXES

       We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed by federal or state agencies.

PORTFOLIO EXPENSES


       The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses currently range from 0.39% to 1.50%. See the Portfolio Annual Expense Table in this prospectus and the fund prospectuses.


       Our affiliate, AFSG, the principal underwriter for the Policies, will receive the 12b-1 fees deducted from portfolio assets for providing shareholder support services to the portfolios. We and our affiliates, including the principal underwriter for the Policies, may receive compensation from the investment advisers, administrators, and/or distributors (and an affiliate thereof) of the portfolios in connection with administrators or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Policy and may be significant. Some advisers, administrators, distributors or portfolios may pay us (and our affiliates) more than others.

DEATH BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DEATH BENEFIT PROCEEDS

       As long as the Policy is in force, we will pay the death benefit proceeds on an individual Policy once we receive satisfactory proof of the insured's death. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option. See Payment Options p. 49.

  DEATH BENEFIT PROCEEDS EQUAL:          --    the death benefit (described below); MINUS
                                         --    any past due monthly deductions if the insured
                                         dies during the grace period; PLUS
                                         --    any additional insurance in force provided by
                                         rider; MINUS
                                         --    any single-sum benefits paid under the living
                                         benefit rider; MINUS
                                         --    any outstanding Policy loan amount; MINUS
                                         --    any interest you owe on Policy loan(s).

       If all or a part of the death benefit proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the insured's death to the date we make payment.

       We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or gender. See Our Right to Contest the Policy p. 58 and Misstatement of Age or Gender p. 59.


DEATH BENEFIT

       The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the two death benefit options we offer in your application. No matter which death benefit option you choose, we guarantee that, so long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death.

  DEATH BENEFIT OPTION A EQUALS THE      --    the current specified amount; OR
  GREATER OF:                            --    a specified percentage, called the "limitation
                                         percentage," MULTIPLIED BY
                                          +   the cash value on the insured's date of death.

       Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

       The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

   ATTAINED AGE                      LIMITATION PERCENTAGE
   40 and under                               250%
     41 to 45         250% of cash value minus 7% for each age over age 40
     46 to 50         215% of cash value minus 6% for each age over age 45
     51 to 55         185% of cash value minus 7% for each age over age 50
     56 to 60         150% of cash value minus 4% for each age over age 55
     61 to 65         130% of cash value minus 2% for each age over age 60
     66 to 70         120% of cash value minus 1% for each age over age 65
     71 to 75         115% of cash value minus 2% for each age over age 70
     76 to 90                                 105%
     91 to 95         105% of cash value minus 1% for each age over age 90
    96 and over                               100%

       If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

       Option A Illustration. Assume that the insured's attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans.

Under Option A, a Policy with a $500,000 specified amount will generally pay $500,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $200,000, the death benefit will exceed the $500,000 specified amount. Each additional dollar added to the cash value above $200,000 will increase the death benefit by $2.50.

       Similarly, so long as the cash value exceeds $200,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.


  DEATH BENEFIT OPTION B                 --    the current specified amount; PLUS
  EQUALS THE GREATER OF:                  +   the cash value on the insured's date of death; OR
                                         --    the limitation percentage, MULTIPLIED BY
                                          +   the cash value on the insured's date of death.


       Under Option B, the death benefit always varies as the cash value varies.

       Option B Illustration. Assume that the insured's attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $500,000 will generally pay a death benefit of $500,000 plus cash value. Thus, a Policy with a cash value of $100,000 will have a death benefit of $600,000 ($500,000 + $100,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $333,333, the death benefit will be greater than the specified amount plus cash value. Each additional dollar of cash value above $333,333 will increase the death benefit by $2.50.

       Similarly, any time cash value exceeds $333,333, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.


EFFECT OF CASH WITHDRAWALS ON THE DEATH BENEFIT


       If you choose Option A, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

CHOOSING DEATH BENEFIT OPTIONS

       You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value and on the amount of cost of insurance charges you pay.

       You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit.

CHANGING THE DEATH BENEFIT OPTION

       After the third Policy year, you may change your death benefit option once each Policy year if you have not decreased the specified amount that year.

        --     You must make your request in writing.
        --     The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change at our administrative office.

        -- You may not make a change that would decrease the specified amount below the minimum specified amount stated in your Policy.


        --     There may be adverse federal tax consequences.   You should
               consult a tax advisor before changing your Policy's death benefit option.



       If you change your death benefit option from Option B to Option A, we will make the specified amount after the change equal to the specified amount prior to the change, plus your Policy's cash value on the effective date of the change. If you change your death benefit option from Option A to Option B, we will make the specified amount after the change equal to the specified amount prior to the change, minus the cash value on the effective date of the change. We will notify you of the new specified amount.


DECREASING THE SPECIFIED AMOUNT

       After the Policy has been in force for three years, you may decrease the specified amount once each Policy year if you did not change your death benefit option that year. A decrease in the specified amount may affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's specified amount.


  CONDITIONS FOR DECREASING THE          --    you must make your request in writing to our
  SPECIFIED AMOUNT:                      administrative office;
                                         --    you may not change your death benefit option in
                                         the same Policy year that you decrease your specified
                                               amount;
                                         --    you may not decrease your specified amount lower
                                         than the minimum specified amount stated in your Policy
                                               (generally $100,000). However, if your initial
                                               specified amount is $250,000 or more, you may not
                                               reduce the specified amount below $250,000;
                                         --    you may not decrease your specified amount if it
                                         would disqualify your Policy as life insurance under
                                               the Internal Revenue Code;
                                         --    we may limit the amount of the decrease to no
                                         more than 20% of the specified amount;
                                         --    a decrease in specified amount will take effect
                                         on the first Monthiversary on or after we receive your
                                               written request at our administrative office; and
                                         --    we will assess a pro rata decrease charge against
                                         the cash value if you decrease your specified amount
                                               within the first 15 Policy years.

NO INCREASE IN THE SPECIFIED AMOUNT


       We do not allow increases in the specified amount. If you want additional insurance, you may purchase a term rider (PIR) or purchase an additional policy(ies). We may waive the monthly Policy charge at issue on additional policies naming the same insured and owner.


PAYMENT OPTIONS

       There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. See Settlement Options p. 60 for information concerning these settlement options.

SURRENDERS AND CASH WITHDRAWALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SURRENDERS


       You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our administrative office. The insured must be alive, the Policy must be in force when you make your written request and it must be before the maturity date. A surrender is effective as of the date when we receive your written request. Signature of the owner's spouse is required if the owner is a resident of California, Nevada or Washington. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years. See Charges and Deductions -- Surrender Charge p. 41. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value (cash value, minus any surrender charge, minus any Policy loans outstanding and minus any interest you owe on Policy loans) in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See Federal Income Tax Considerations p. 54.


CASH WITHDRAWALS

       After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.


  CASH WITHDRAWAL CONDITIONS:            --    You must send to our administrative office your
                                         written cash withdrawal request with an original
                                               signature.
                                         --    Signature of the owner's spouse is required if
                                         the owner is a resident of California, Nevada or
                                               Washington.
                                         --    We only allow one cash withdrawal per Policy
                                         year.
                                         --    We may limit the amount you can withdraw to at
                                         least $500, and to no more than 10% of the net
                                               surrender value. We currently intend to limit the
                                               amount you can withdraw to 25% of the net
                                               surrender value after the 10th Policy year.


                                         --    You may not take a cash withdrawal if it will
                                         reduce the specified amount below the minimum specified
                                               amount set forth in the Policy.
                                         --    You may specify the subaccount(s) and the fixed
                                         account from which to make the withdrawal. If you do
                                               not specify an account, we will take the
                                               withdrawal from each account in accordance with
                                               your current premium allocation instructions.
                                         --    We generally will pay a cash withdrawal request
                                         within seven days following the valuation date we
                                               receive the request at our administrative office.
                                         --    We will deduct a processing fee equal to $25 or
                                         2% of the amount you withdraw, whichever is less. We
                                               deduct this amount from the withdrawal, and we
                                               pay you the balance.
                                         --    We do not assess a surrender charge when you take
                                         a cash withdrawal.
                                         --    You may not take a cash withdrawal if it would
                                         disqualify your Policy as life insurance under the
                                               Internal Revenue Code.
                                         --    A cash withdrawal may have tax consequences. See
                                         Federal Income Tax Considerations p. 54.


       A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

       In no event will we permit any withdrawal to reduce the specified amount below the minimum specified amount set forth in the Policy.

       When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service.

LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL

       After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations p. 54.

  POLICY LOANS ARE SUBJECT TO CERTAIN    --    we may require you to borrow at least $500;
  CONDITIONS:                            --    the maximum amount you may borrow is 90% of the
                                         cash value, less any surrender charge and any
                                               outstanding loan amount; and
                                         --    signature of the owner's spouse is required if
                                         the owner is a resident of California, Nevada or
                                               Washington.


       When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve. The loan reserve is the portion of the fixed account used as collateral for a Policy loan.


       We normally pay the amount of the loan within seven days after we receive a proper loan request at our administrative office. We may postpone payment of loans under certain conditions. See Payments We Make p. 60.



       You may request a loan by telephone by calling us at 1-800-322-7164, extension 6539 Monday-Friday 8:00 a.m.-8:00 p.m. Eastern time. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request at our administrative office. If you do not want the ability to request a loan by telephone, you should notify us in writing. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.


       You may also fax your loan request to us at 727-299-1667. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.


       You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our administrative office and will be credited as of the date received. WE WILL CONSIDER ANY PAYMENTS YOU MAKE ON THE POLICY TO BE PREMIUM PAYMENTS UNLESS THE PAYMENTS ARE CLEARLY SPECIFIED AS LOAN REPAYMENTS.


       At each Policy anniversary, we will compare the amount of the outstanding loan to the amount in the loan reserve. At such time, if the amount of the outstanding loan exceeds the amount in the loan reserve, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve, in the same manner as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan, we will withdraw the difference from the loan reserve and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. WE RESERVE THE RIGHT TO REQUIRE A TRANSFER TO THE FIXED ACCOUNT IF THE LOANS WERE ORIGINALLY TRANSFERRED FROM THE FIXED ACCOUNT.

INTEREST RATE CHARGED

       We will charge you an annual interest rate on a Policy loan that is equal to 5.5% and is payable in arrears on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.

LOAN RESERVE INTEREST RATE CREDITED

       We will credit the amount in the loan reserve with interest at an effective annual rate of at least 4.0%. We may credit a higher rate, but we are not obligated to do so.

        -- We currently credit interest at an effective annual rate of 4.75% on amounts you borrow during the first 10 Policy years.

        -- After the 10th Policy year, on all amounts that you have borrowed, you may receive preferred loan rates at an amount equal to the cash value MINUS total premiums paid (reduced by any cash withdrawals) and MINUS any outstanding loan amount (including any interest you owe on Policy loan(s)). We currently credit interest at a 5.5% preferred loan rate. THIS RATE IS NOT GUARANTEED.


EFFECT OF POLICY LOANS

       A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan plus interest you owe on the loan. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the fixed account. Amounts transferred from the separate account to the loan reserve will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.


       There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. You should consult a tax advisor before taking out a Policy loan. See Federal Income Tax Considerations p. 54.


       We will notify you (and any assignee of record) if the sum of your loans plus any interest you owe on the loans is more than the net surrender value. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LAPSE

       Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. This Policy provides a no lapse period. See below. Once your no lapse period ends, your Policy may lapse if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if investment experience is unfavorable or loans and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums (as described below) to offset the monthly deductions.

       If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the GRACE PERIOD. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

NO LAPSE PERIOD

       This Policy provides a no lapse period for the first three Policy years. As long as you keep the no lapse period in effect, your Policy will not lapse and no grace period will begin, even if your net surrender value is not enough to pay your monthly deduction. The no lapse period will not extend beyond the first three years as stated in your Policy. Each month we determine whether the no lapse period is still in effect.

  EARLY TERMINATION OF THE NO LAPSE      --    The no lapse period will end immediately if you
  PERIOD                                 do not pay sufficient minimum no lapse premiums.
                                         --    You must pay total premiums (minus withdrawals,
                                         outstanding loans, and any pro rata decrease charge)
                                               that equal at least the sum of the monthly
                                               minimum no lapse premium in effect each month
                                               from the Policy date up to and including the
                                               current month.

       You will lessen the risk of Policy lapse if you keep the no lapse period in effect. Before you take a cash withdrawal, a loan, or decrease the specified amount, you should consider carefully the effect it will have on the no lapse period guarantee.


       In addition, if you change death benefit options, decrease the specified amount, or add or increase a rider, we will adjust the minimum no lapse premium. See Minimum No Lapse Premium p. 28 for a discussion of how the minimum no lapse premium is calculated and can change.



       New Jersey residents: If the grace period begins during the first three Policy years, the payment necessary to keep the Policy in force is the lesser of the amount necessary to (1) satisfy the minimum monthly guarantee premium: or
(2) increase the net surrender value to cover the monthly deduction due.

REINSTATEMENT

       We will reinstate a lapsed Policy if within five years after the lapse (and prior to the maturity date). To reinstate the Policy you must:


        -- submit a written application for reinstatement to our administrative office;


        --     provide evidence of insurability satisfactory to us;


        -- make a minimum premium payment sufficient to provide a premium that is large enough to cover:


             +    three monthly deductions; and


             + any surrender charge calculated from the Policy date to the date of reinstatement.



       We will not reinstate any indebtedness. The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the premiums you pay at reinstatement, MINUS one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement.


FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY


       A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard risk class should generally satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.


       In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets.

Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over separate account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the separate account assets supporting the Policy.

       In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

       The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


       In General. We believe that the death benefit under a Policy should be excludable from the beneficiary's gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.


       Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").


       Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.


       Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. If you notify us that you do not want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that caused the Policy to become a MEC as of the date we receive the notice.

       Distributions (other than death benefits) from MECs. Policies classified as MECs are subject to the following tax rules:



        -- All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


        -- Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.


        -- A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.


        -- If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.



       Distributions (other than death benefits) from Policies that are not MECs. Distributions other than death benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.



       Loans from or secured by a Policy that is not a MEC generally are not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with Policy loans outstanding after the first 10 Policy years are less clear and you should consult a tax advisor about such loans.



       Finally, distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.


       Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includable in the owner's income when a taxable distribution occurs.


       Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

       Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


       Policy Loans. If a loan from a Policy is outstanding when the Policy is canceled or lapses or if a loan is taken out and the Policy is a MEC, then the amount of the outstanding indebtedness will be taxed as if it were a distribution.


       Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.


       Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement, the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.


       Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.


       Living Benefit Rider (an Accelerated Death Benefit). We believe that the single-sum payment we make under this rider should be fully excludable from the gross income of the beneficiary, except in certain business contexts. You should, however, consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.



       Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.



       Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

SPECIAL RULES FOR 403(b) ARRANGEMENTS

       If this Policy is purchased by public school systems and certain tax-exempt organizations for their employees, then the federal, state and estate tax consequences could differ from those stated in this prospectus. A competent tax advisor should be consulted in connection with such purchase.


       Certain restrictions apply. The Policy must be purchased in connection with a tax-sheltered annuity described in Section 403(b) of the Code. Premiums, distributions, and other transactions in connection with the Policy must be administered in coordination with the Section 403(b) annuity.



       The amount of life insurance that may be purchased on behalf of a participant in a 403(b) plan is limited. The current cost of insurance for the net amount at risk is treated under the Code as a "current fringe benefit" and must be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually.


       If the plan participant dies while covered by the 403(b) plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value will generally not be taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy.

       Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), which may impose additional requirements on Policy loans and other Policy provisions. Plan loans must also satisfy tax requirements in order to be treated as non-taxable. Plan loan requirements and provisions may differ from the Policy loan provisions stated in the prospectus. You should consult a qualified advisor regarding ERISA.

OTHER POLICY INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OUR RIGHT TO CONTEST THE POLICY

       In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

       In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

SUICIDE EXCLUSION

       If the insured commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the total premiums paid, less any outstanding loans, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum.

MISSTATEMENT OF AGE OR GENDER

       If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender.

MODIFYING THE POLICY

       Only our President or Secretary may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

       If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

BENEFITS AT MATURITY


       If the insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the insured's 100th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy. If requested in writing at our administrative office, we will extend the maturity date if your Policy is still in force on the maturity date. Any riders in force on the scheduled maturity date will terminate on that date and will not be extended. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request for the extension between 90 and 180 days prior to the maturity date and elect one of the following:



       1. If you had previously selected death benefit Option B, we will change the death benefit to Option A. On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments. We will waive all future monthly deductions; or


       2. We will automatically extend the maturity date until the next Policy anniversary. You must submit a written request to our administrative office, between 90 and 180 days before each subsequent Policy anniversary, stating that you wish to extend the maturity date for another Policy year. All benefits and charges will continue as set forth in your Policy. We will adjust the annual cost of insurance rates using the then current cost of insurance rates.


       If you choose 2 above, you may change your election to 1 above at any time. However, if you choose 1 above, then you may not change your election to 2 above.

       The tax consequences of extending the maturity date beyond the 100th birthday of the insured are uncertain. You should consult a tax advisor as to those consequences.

PAYMENTS WE MAKE

       We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven business days after we receive all applicable written notices and/or due proofs of death at our administrative office. However, we can postpone such payments if:

        -- the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR
        -- the SEC permits, by an order, the postponement for the protection of policyowners; OR
        -- the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

       If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds or surrenders from the fixed account for up to six months.


       If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators.


SETTLEMENT OPTIONS

       If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $20, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

       Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

       Under any settlement option, the dollar amount of each payment will depend on four things:


        -- the amount of the surrender on the surrender date or death benefit proceeds on the insured's date of death;

        -- the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3.0%);

        --     the mortality tables we use; and
        --     the specific payment option(s) you choose.


  OPTION 1 -- EQUAL MONTHLY              --    We will pay the proceeds, plus interest, in equal
  INSTALLMENTS FOR A FIXED PERIOD        monthly installments for a fixed period of your choice,
                                               but not longer than 240 months.
                                         --    We will stop making payments once we have made
                                         all the payments for the period selected.
                                         At your or the beneficiary's direction, we will make
  OPTION 2 -- EQUAL MONTHLY              equal monthly installments:
  INSTALLMENTS FOR LIFE (LIFE INCOME)        --    only for the life of the payee, at the end of
                                         which payments will end; or
                                             --    for the longer of the payee's life, or for 10
                                         years if the payee dies before the end of the first 10
                                                   years of payments; or
                                             --    for the longer of the payee's life, or until
                                         the total amount of all payments we have made equals
                                                   the proceeds that were applied to the
                                                   settlement option.
                                         --    We will make equal monthly payments during the
  OPTION 3 -- EQUAL MONTHLY              joint lifetime of two persons, first to a chosen payee,
  INSTALLMENTS FOR THE LIFE OF THE             and then to a co-payee, if living, upon the death
  PAYEE AND THEN TO A DESIGNATED               of the payee.
  SURVIVOR (JOINT AND SURVIVOR)          --    Payments to the co-payee, if living, upon the
                                         payee's death will equal either:
                                            +   the full amount made to the payee before the
                                         payee's death; or
                                            +   two-thirds of the amount paid to the payee
                                         before the payee's death.
                                         --    All payments will cease upon the death of the
                                               co-payee.


REPORTS TO OWNERS

       At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:


     ++   the current cash value          ++   any activity since the last report
     ++   the current net surrender value ++   projected values
     ++   the current death benefit       ++   investment experience of each subaccount
     ++   any outstanding loans           ++   any other information required by law


       You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: premium payments, changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

RECORDS

       We will maintain all records relating to the separate account and the fixed account.

POLICY TERMINATION

       Your Policy will terminate on the earliest of:

 --    the maturity date;           --    the end of the grace period;
 --    the date the insured dies;   or
                                    --    the date the Policy is
                                    surrendered.

SUPPLEMENTAL BENEFITS (RIDERS)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policy provide fixed benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy, and the face amount is the level term insurance amount we pay at death. These riders may not be available in all states. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so.

CHILDREN'S INSURANCE RIDER

       This rider provides a face amount on the primary insured's children. Our current minimum face amount for this rider for issue ages 0-18 is $5,000. The maximum face amount is $25,000. At the age of 25 or upon the death of the primary insured, whichever happens first, this rider may be converted to a new policy with a maximum face amount of up to five times the face amount of the rider. We will pay a death benefit once we receive proof that the insured child died while both the rider and coverage were in force for that child. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child.

ACCIDENTAL DEATH BENEFIT RIDER

       Our current minimum face amount for this rider for issue ages 15-59 is $10,000. The maximum face amount available for this rider is $150,000 (up to 150% of specified amount).

       Subject to certain limitations, we will pay a face amount if the primary insured's death results solely from accidental bodily injury where:

        --     the death is caused by external, violent, and accidental means;
        --     the death occurs within 90 days of the accident; and
        --     the death occurs while the rider is in force.

       The rider will terminate on the earliest of:

        --     the Policy anniversary nearest the primary insured's 70th
               birthday;
        --     the date the Policy terminates; or
        --     the Monthiversary when the rider terminates at your request.

OTHER INSURED RIDER


       This rider insures the spouse or life partner and/or dependent children of the primary insured. Our current minimum face amount for this rider for issue ages 0-85 is $50,000. The maximum face amount is the lesser of $500,000 or the amount of coverage on the primary insured. We will pay the rider's face amount when we receive at our administrative office proof of the other insured's death. On any Monthiversary while the rider is in force, you may convert it to a new policy on the other insured's life (without evidence of insurability).



  CONDITIONS TO CONVERT THE RIDER:        --    your request must be in writing and sent to our
                                                administrative office;
                                          --    the rider has not reached the anniversary
                                          nearest to the other insured's 70th birthday;
                                          --    the new policy is any permanent insurance
                                          policy that we currently offer;
                                          --    subject to the minimum face amount required for
                                          the new policy, the amount of the insurance under the
                                                new policy will equal the face amount then in
                                                force under the rider as long as it meets the
                                                minimum specified amount requirements of the
                                                original Policy; and
                                          --    we will base your premium on the other
                                          insured's rate class under the rider.
  TERMINATION OF THE RIDER:               The rider will terminate on the earliest of:
                                          --    the maturity date of the Policy;
                                          --    the anniversary nearest to the other insured's
                                          100th birthday;
                                          --    the date the Policy terminates for any reason
                                          except for death of the primary insured;
                                          --    31 days after the death of the primary insured;
                                          --    the date of conversion of this rider; or
                                          --    the Monthiversary on which the rider is
                                          terminated on written request by the owner.


DISABILITY WAIVER RIDER

       Subject to certain conditions, we will waive the Policy's monthly deductions while you are disabled. This rider may be purchased if your issue age is 15-55 years of age. We must receive proof that:

        --     you are totally disabled;
        --     the rider was in force when you became disabled;
        --     you became disabled before the anniversary nearest your 60th birthday; and

        --     you are continuously disabled for at least six months.

       We will not waive any deduction which becomes due more than one year before we receive written notice of your claim.

DISABILITY WAIVER AND INCOME RIDER

       This rider has the same benefits as the Disability Waiver Rider, but adds a monthly income benefit for up to 120 months. This rider may be purchased if your issue age is 15-55 years of age. The minimum income amount for this rider is $10. The maximum income amount is the lesser of 0.2% of your specified amount or $300 per month.

PRIMARY INSURED RIDER ("PIR") AND PRIMARY INSURED RIDER PLUS ("PIR PLUS")

       Under the PIR and the PIR Plus, we provide term insurance coverage on a different basis from the coverage in your Policy.


  FEATURES OF PIR AND PIR PLUS:           --    the rider increases the Policy's death benefit
                                          by the rider's face amount;
                                          --    the PIR may be purchased from issue ages 0-85;
                                          --    the PIR Plus may be purchased from issue ages
                                          0-85;
                                          --    the PIR terminates when the insured turns 95,
                                          and the PIR Plus terminates when the insured turns
                                                90;
                                          --    the minimum purchase amount for the PIR and PIR
                                          Plus is $50,000. There is no maximum purchase amount;
                                          --    we do not assess any additional surrender
                                          charge for PIR and PIR Plus;
                                          --    generally PIR and PIR Plus coverage costs less
                                          than the insurance coverage under the Policy, but has
                                                no cash value;
                                          --    you may cancel or reduce your rider coverage
                                          without decreasing your Policy's specified amount;
                                                and
                                          --    you may generally decrease your Policy's
                                          specified amount without reducing your rider
                                                coverage.
  CONDITIONS TO CONVERT THE RIDER:        --    your request must be in writing and sent to our
                                                administrative office;
                                          --    the rider has not reached the anniversary
                                          nearest to the primary insured's 70th birthday;
                                          --    the new policy is any permanent insurance
                                          policy that we currently offer;
                                          --    subject to the minimum specified amount
                                          required for the new policy, the amount of the
                                                insurance under the new policy will equal the
                                                specified amount in force under the rider as
                                                long as it meets the minimum specified amount
                                                requirements of a Base Policy; and
                                          --    we will base your premium on the other
                                          insured's rate class under the rider.

       It may cost you less to reduce your PIR or PIR Plus coverage than to decrease your Policy's specified amount, because we do not deduct a surrender charge in connection with your PIR or PIR Plus. It may cost you more to keep a higher specified amount under the Base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR or PIR Plus.


       You should consult your registered representative to determine if you would benefit from PIR or PIR Plus. We may discontinue offering PIR or PIR Plus at any time. We may also modify the terms of these riders for new policies.

LIVING BENEFIT RIDER (AN ACCELERATED DEATH BENEFIT)


       This rider allows us to pay all or a portion of the death benefit once we receive at our administrative office satisfactory proof that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.


       We will pay a "single-sum benefit" equal to:

        -- the death benefit on the date we pay the single-sum benefit; MULTIPLIED BY
        -- the election percentage of the death benefit you elect to receive; DIVIDED BY
        -- 1 + i ("i" equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater); MINUS
        -- any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

       The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

        --     the death benefit available under the Policy once we receive satisfactory proof that the insured is ill; PLUS
        --     the benefit available under any PIR or PIR Plus in force.
        --     a single-sum benefit may not be greater than $500,000.


       The election percentage is a percentage that you select. It may not be greater than 100%.


       We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries which occur during the period specified in your Policy's suicide provision.

       The rider terminates at the earliest of:

        --     the date the Policy terminates;

        --     the date a settlement option takes effect;


        --     the date we pay a single-sum benefit; or


        --     the date you terminate the rider.



       We do not charge for this rider. This rider may not be available in all states, or its terms may vary depending on a state's insurance law requirements.

IMSA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


       We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 202-624-2121.


PERFORMANCE DATA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RATES OF RETURN


       The average rates of return in Table 1 reflect each subaccount's actual investment performance. The Table shows the historical investment experience of the subaccounts based on the subaccounts' historical investment experience. We do not show performance for subaccounts in operation for less than six months. This information does not represent or project future investment performance.



       Some portfolios began operation before their corresponding subaccount. For these portfolios, we have included in Table 2 below adjusted portfolio performance from the portfolio's inception date. The adjusted portfolio performance is designed to show the performance that would have resulted if the subaccount had been in operation during the time the portfolio was in operation.


       The numbers reflect the annual mortality and expense risk charge, investment management fees and direct fund expenses.

       These rates of return do not reflect other charges that are deducted under the Policy or from the separate account (such as the premium expense charge, monthly deduction or the surrender charge). IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER. These rates of return are not estimates, projections or guarantees of future performance.


       We also show below comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks ("S&P 500"), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

                                    TABLE 1


                          AVERAGE ANNUAL TOTAL RETURN


                   FOR THE PERIODS ENDED ON DECEMBER 31, 2001



                                                                             10 YEARS     SUBACCOUNT
                                                                                OR        INCEPTION
SUBACCOUNT                                   1 YEAR    3 YEARS    5 YEARS    INCEPTION       DATE
----------                                   ------    -------    -------    ---------    ----------
TOLIC Van Kampen Emerging Growth...........  (33.83)%     N/A        N/A      (32.06)%     05/01/00
TOLIC T. Rowe Price Small Cap..............  (10.52)%     N/A        N/A       13.21%      05/01/00
TOLIC PBHG Mid Cap Growth..................  (36.50)%     N/A        N/A      (32.33)%     05/01/00
TOLIC Alger Aggressive Growth..............  (17.20)%     N/A        N/A      (27.29)%     05/01/00
TOLIC Third Avenue Value...................   5.22%       N/A        N/A        9.16%      05/01/00
TOLIC Value Line Aggressive Growth.........  (11.21)%     N/A        N/A      (12.72)%     05/01/00
TOLIC American Century International.......  (24.12)%     N/A        N/A      (21.44)%     05/01/00
TOLIC Great Companies -- Technology(SM)....  (37.51)%     N/A        N/A      (40.66)%     05/01/00
TOLIC Janus Growth.........................  (28.84)%     N/A        N/A      (34.48)%     05/01/00
TOLIC Goldman Sachs Growth.................  (14.86)%     N/A        N/A      (13.23)%     05/01/00
TOLIC GE U.S. Equity.......................  (9.69)%      N/A        N/A       (6.82)%     05/01/00
TOLIC Great Companies -- America(SM(1).....  (12.98)%     N/A        N/A       (0.94)%     05/01/00
TOLIC Salomon All Cap......................   1.18%       N/A        N/A        3.69%      05/01/00
TOLIC Dreyfus Mid Cap......................  (4.80)%      N/A        N/A       (0.86)%     05/01/00
TOLIC PBHG/NWQ Value Select................  (2.68)%      N/A        N/A        3.90%      05/01/00
TOLIC T. Rowe Price Dividend Growth........  (5.02)%      N/A        N/A        2.15%      05/01/00
TOLIC Transamerica Value Balanced(2).......   1.54%       N/A        N/A        7.81%      05/01/00
TOLIC LKCM Strategic Total Return..........  (3.06)%      N/A        N/A       (2.86)%     05/01/00
TOLIC Clarion Real Estate Securities.......  10.06%       N/A        N/A       16.21%      05/01/00
TOLIC Federated Growth & Income............  14.67%       N/A        N/A       24.32%      05/01/00
TOLIC AEGON Bond...........................   7.11%       N/A        N/A        9.21%      05/01/00
TOLIC Transamerica Money Market(3).........   3.06%       N/A        N/A        4.00%      05/01/00
TOLIC Gabelli Global Growth................  (10.92)%     N/A        N/A      (14.77)%     09/01/00
TOLIC Great Companies -- Global(2).........  (17.58)%     N/A        N/A      (23.35)%     09/01/00
TOLIC Munder Net50.........................  (26.09)%     N/A        N/A      (18.44)%     05/01/00
VIP Equity-Income Portfolio................  (6.07)%      N/A        N/A        1.93%      05/01/00
VIP Contrafund(R) Portfolio................  (13.25)%     N/A        N/A      (11.60)%     05/01/00
VIP Growth Opportunities Portfolio.........  (15.40)%     N/A        N/A      (17.56)%     05/01/00
S&P 500+...................................  (11.89)%   (1.03)%    10.70%      12.94%      10/02/86



+   Shows ten year performance.


(1)As of April 26, 2002, the C.A.S.E. Growth portfolio merged into the Great Companies -- America(SM) portfolio.


(2)As of April 26, 2002, the AEGON Balanced portfolio merged into the Transamerica Value Balanced portfolio.


(3)The current yield, which is for the seven day period ended 12/31/01, more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.



       Because TOLIC Janus Balanced, TOLIC Conservative Asset Allocation, TOLIC Moderate Asset Allocation, TOLIC Moderately Aggressive Asset Allocation, TOLIC Aggressive Asset Allocation, TOLIC Transamerica Convertible Securities, TOLIC PIMCO Total Return, TOLIC Transamerica Equity, TOLIC Transamerica Growth Opportunities, TOLIC Transamerica U.S. Government Securities, TOLIC J. P. Morgan Enhanced Index, TOLIC Capital Guardian Value and TOLIC Capital Guardian U.S. Equity subaccounts commenced operations on May 1, 2002, the above Table does not reflect rates of return for these subaccounts.

                                    TABLE 2


           ADJUSTED HISTORICAL PORTFOLIO AVERAGE ANNUAL TOTAL RETURN


                   FOR THE PERIODS ENDED ON DECEMBER 31, 2001



                                                                               10 YEARS     PORTFOLIO
                                                                                  OR        INCEPTION
PORTFOLIO                                      1 YEAR    3 YEARS    5 YEARS    INCEPTION      DATE
---------                                      ------    -------    -------    ---------    ---------
Van Kampen Emerging Growth...................  (33.83)%    5.50%     13.98%      16.12%     03/01/93
T. Rowe Price Small Cap......................  (10.52)%     N/A        N/A        4.26%     05/03/99
PBHG Mid Cap Growth..........................  (36.50)%     N/A        N/A       (1.78)%    05/03/99
Alger Aggressive Growth......................  (17.20)%   (1.91)%    11.36%      12.47%     03/01/94
Third Avenue Value...........................    5.22%    17.44%       N/A       10.60%     01/02/98
Value Line Aggressive Growth.................  (11.21)%     N/A        N/A      (12.72)%    05/01/00
American Century International...............  (24.12)%   (7.50)%      N/A       (1.17)%    01/02/97
Great Companies -- Technology(SM)............  (37.51)%     N/A        N/A      (40.66)%    05/01/00
Janus Growth+................................  (28.84)%   (7.45)%     8.52%       9.31%     10/02/86
Goldman Sachs Growth.........................  (14.86)%     N/A        N/A       (3.63)%    05/03/99
GE U.S. Equity...............................   (9.69)%    1.37%       N/A        9.82%     01/02/97
Great Companies -- America(SM(3).............  (12.98)%     N/A        N/A       (0.95)%    05/01/00
Salomon All Cap..............................    1.18%      N/A        N/A       12.32%     05/03/99
Dreyfus Mid Cap..............................   (4.80)%     N/A        N/A        4.87%     05/03/99
PBHG/NWQ Value Select........................   (2.68)%    5.92%      6.80%       8.20%     05/01/96
T. Rowe Price Dividend Growth................   (5.02)%     N/A        N/A       (1.84)%    05/03/99
Transamerica Value Balanced(4)...............    1.54%     3.32%      6.47%       9.16%     01/03/95
LKCM Strategic Total Return..................   (3.06)%    0.88%      6.14%       8.79%     03/01/93
Clarion Real Estate Securities...............   10.06%    10.47%       N/A        3.63%     05/01/98
Federated Growth & Income....................   14.67%    11.59%     11.88%      11.09%     03/01/94
AEGON Bond+..................................    7.11%     4.22%      5.82%       5.81%     10/02/86
Transamerica Money Market(1)+................    3.06%     3.98%      4.11%       3.52%     10/02/86
Gabelli Global Growth........................  (10.92)%     N/A        N/A      (14.78)%    09/01/00
Great Companies -- Global(2).................  (17.58)%     N/A        N/A      (23.36)%    09/01/00
Munder Net50.................................  (26.09)%     N/A        N/A       (5.82)%    05/03/99
Transamerica Equity(5)+......................  (18.37)%   (0.08)%    15.51%      19.21%     02/26/69
Transamerica Growth Opportunities(2)(6)......    N/A        N/A        N/A       10.79%     05/02/01
J.P. Morgan Enhanced Index(7)................  (12.77)%   (3.39)%      N/A        8.02%     05/02/97
Capital Guardian Value(8)....................    5.68%     2.03%      6.97%      10.81%     05/27/93
Capital Guardian U.S. Equity(9)..............   (4.25)%     N/A        N/A       (2.85)%    10/09/00
Transamerica U.S. Government
  Securities(10).............................    4.15%     3.76%      5.16%       5.19%     05/13/94
VIP Equity-Income Portfolio+.................   (6.07)%    1.95%      8.25%      12.50%     10/09/86
VIP Contrafund(R) Portfolio..................  (13.25)%   (0.49)%     9.30%      14.60%     01/03/95
VIP Growth Opportunities Portfolio...........  (15.40)%  (10.54)%     2.61%       8.34%     01/03/95
S&P 500+.....................................  (11.89)%   (1.03)%    10.70%      12.94%     10/02/86



 +   Shows ten year performance.


 (1)The current yield, which is for the seven day period ended 12/31/01, more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.


 (2)Not annualized.

 (3)As of April 26, 2002, the C.A.S.E. Growth portfolio merged into the Great Companies -- America(SM) portfolio.


 (4)As of April 26, 2002, the AEGON Balanced portfolio merged into the Transamerica Value Balanced portfolio.


 (5)The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.


 (6)The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.


 (7)The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust.


 (8)The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust.


 (9)The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.


(10)The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust.



       Because Janus Balanced, Conservative Asset Allocation, Moderate Asset Allocation, Moderately Aggressive Asset Allocation, Aggressive Asset Allocation, Transamerica Convertible Securities and PIMCO Total Return portfolios commenced operations on May 1, 2002, the above Table does not reflect rates of return for these portfolios.



       The annualized yield for the TOLIC Transamerica Money Market subaccount for the seven days ended December 31, 2001 was 1.01%.


       Additional information regarding the investment performance of the portfolios appears in the fund prospectuses.


OTHER PERFORMANCE DATA IN ADVERTISING SALES LITERATURE


       We may compare each subaccount's performance to the performance of:

        --     other variable life issuers in general;
        --     variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc.
               ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall
               Street Journal, Business Week, Barron's, Kiplinger's Personal
               Finance, and Fortune);

           + Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

        -- the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;

           + unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

        --     other types of investments, such as:

           +    certificates of deposit;
           +    savings accounts and U.S. Treasuries;

           + certain interest rate and inflation indices (e.g., the Consumer Price Index); or
           + indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

TRANSAMERICA'S PUBLISHED RATINGS


       We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SALE OF THE POLICIES


       The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with AFSG, the principal underwriter of the Policy. AFSG, an affiliate of Transamerica, is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). AFSG was organized on March 12, 1986 under the laws of the State of Pennsylvania. The Principal Underwriting Agreement between AFSG and Transamerica on behalf of its separate account went into effect November 1, 1999. More information about AFSG is available at http://www.nasdr.com or by calling 1-800-289-9999. The sales commission payable to agents or other registered representatives may vary with the sales agreement, but it is not expected to be greater than:


        --     65% of all premiums you make during the first Policy year, PLUS
        --     2% of all premiums you make during Policy years 2 through 10.

       We will pay an additional sales commission of up to 0.15% of the Policy's cash value on the fifth Policy anniversary and each anniversary thereafter where the cash value (minus amounts attributable to loans) equals at least $10,000. Certain production, persistency and managerial bonuses may also be paid.

       To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literatures, and similar services.

       We intend to recoup commissions and other sales expenses through: the premium expense charge, the surrender charge, the cost of insurance charge, the mortality and expense risk charge, and earnings on amounts allocated under the Policies to the fixed account and the loan account. Commissions paid on sales of the Policies, including other sales incentives, are not directly charged to Policyowners.

       AFSG will receive the 12b-1 fees assessed against the Fidelity VIP Fund shares held for the Policies as compensation for providing certain shareholder support services. AFSG will also receive a fee based on the value of shares of the Fidelity VIP Funds held for the Policies as compensation for providing certain recordkeeping services.

LEGAL MATTERS


       Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws. The organization of Transamerica, its authority to issue the Policy and the validity of the Policy form have been passed upon by John K. Carter, Vice President of Transamerica.


LEGAL PROCEEDINGS

       Transamerica, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement, or on Transamerica's ability to meet its obligations under the Policy.

VARIATIONS IN POLICY PROVISIONS

       Certain provisions of the Policy may vary from the descriptions in this prospectus depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include restrictions on use of the fixed account and different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.


PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS



       In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request. We have filed an example of such an illustration as an exhibit to the registration statement filed with the SEC.

       The illustrations also will reflect the average portfolio expenses for 2001. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.


EXPERTS


       The financial statements and financial highlights of Transamerica Occidental Life Separate Account VUL-3 at December 31, 2001 and for each of the two years in the period ended December 31, 2001, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.



       The statutory-basis financial statements and schedules of Transamerica at December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.


       Actuarial matters included in this prospectus have been examined by Alan Yaeger, Vice President and Actuary of Transamerica, as stated in the opinion filed as an exhibit to the registration statement.

FINANCIAL STATEMENTS

       Transamerica's financial statements and schedules appear on the following pages. Transamerica's financial statements and schedules should be distinguished from the separate account's financial statements and you should consider our financial statements and schedules only as bearing upon Transamerica's ability to meet our obligations under the Policies.


       Transamerica's financial statements and schedules at December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.


ADDITIONAL INFORMATION ABOUT TRANSAMERICA


       Transamerica is a stock life insurance company that is wholly-owned by Transamerica Insurance Corporation, which, in turn, is a subsidiary of Transamerica Corporation, which, in turn, is wholly-owned by AEGON, N.V. Transamerica's administrative office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202, and the mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068. Transamerica's home office is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.


       Transamerica was incorporated in 1906 under the laws of California and was subject to regulation by the Insurance Department of the State of California, as well as by the insurance departments of all other states and jurisdictions in which it does business. Effective December 31, 2000, the state of domicile for Transamerica was changed to Iowa.

Transamerica is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, District of Columbia, American Samoa, Virgin Islands, Hong Kong and Taiwan. Transamerica submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in this prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

TRANSAMERICA'S DIRECTORS AND OFFICERS

       We are governed by a board of directors. The following table sets forth the name, address and principal occupation during the past five years of each of our directors.

                               BOARD OF DIRECTORS


-------------------------------------------------------------------------------------------------
                                                                       PRINCIPAL OCCUPATION
NAME AND ADDRESS                   POSITION WITH TRANSAMERICA           DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------
 Brenda K. Clancy(1)             Director and Senior Vice         Director (1999 - present)
                                 President                        Senior Vice President
                                                                  (2000 - present) of
                                                                  Transamerica; Senior Vice
                                                                  President, Corporate (1991 -
                                                                  present); Treasurer
                                                                  (1996 - present) and Chief
                                                                  Financial Officer (1996 -
                                                                  present) of Transamerica Life
                                                                  Insurance Company*.
-------------------------------------------------------------------------------------------------
 Douglas C. Kolsrud(1)           Director and Senior Vice         Director (1999 - present) and
                                 President                        Senior Vice President (2000 -
                                                                  present) of Transamerica;
                                                                  Director (1991 - present),
                                                                  Senior Vice President and Chief
                                                                  Investment Officer
                                                                  (1998 - present), Investment
                                                                  Division of Transamerica Life
                                                                  Insurance Company*.
-------------------------------------------------------------------------------------------------
 Diane Meiners(2)                Director and Vice President      Director (2001 - present) Vice
                                                                  President (1999 - present) of
                                                                  Transamerica.
-------------------------------------------------------------------------------------------------
 Craig D. Vermie(1)              Director, Vice President and     Director (1999 - present) of
                                 Counsel                          Transamerica; Director (1995 -
                                                                  present), Vice President
                                                                  (1990 - present) and General
                                                                  Counsel, Corporate
                                                                  (1996 - present) of
                                                                  Transamerica Life Insurance
                                                                  Company*.
-------------------------------------------------------------------------------------------------
 Ron F. Wagley, CLU(2)           Director and President           Director and President (1999 -
                                                                  present); Senior Vice President
                                                                  and Chief Agency Officer
                                                                  (1993 - 2000); Vice President
                                                                  (1989 - 1993) of Transamerica.


* Transamerica Life Insurance Company previously was known as PFL Life Insurance Company.

       The following table gives the name, address and principal occupation during the past five years of the principal officers of Transamerica (other than officers listed above as directors).

                               PRINCIPAL OFFICERS


-------------------------------------------------------------------------------------------------
                                                                       PRINCIPAL OCCUPATION
NAME AND ADDRESS                   POSITION WITH TRANSAMERICA           DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------
 James W. Dederer, CLU(2)        Executive Vice President,        Director (1988 - 2001),
                                 General Counsel and Corporate    Executive Vice President,
                                 Secretary                        General Counsel and Corporate
                                                                  Secretary (1988 - present) of
                                                                  Transamerica.
-------------------------------------------------------------------------------------------------
 George A. Foegele(3)            Senior Vice President            Director (1998 - 2001), and
                                                                  Senior Vice President
                                                                  (1998 - present) of
                                                                  Transamerica; and President and
                                                                  Chief Executive Officer of
                                                                  Transamerica Life Insurance
                                                                  Company of Canada (1993 -
                                                                  present).
-------------------------------------------------------------------------------------------------
 Gary U. Rolle(2)                Investment Officer               Director (1981 - 2001),
                                                                  Executive Vice President and
                                                                  Chief Investment Officer of
                                                                  Transamerica Investment
                                                                  Services, Inc. (1981 -
                                                                  present).
-------------------------------------------------------------------------------------------------
 Paul E. Rutledge III(5)         President of Reinsurance         Director (2000 - 2001),
                                 Division                         President of Reinsurance
                                                                  Division (1998 - present),
                                                                  President (2000 - present) of
                                                                  Transamerica; President of Life
                                                                  Insurance Company of Virginia
                                                                  (1991 - 1997).
-------------------------------------------------------------------------------------------------
 John R. Kenney(6)               Executive Vice President         Executive Vice President
                                                                  (February 2000 - present) of
                                                                  Transamerica; Chairman of the
                                                                  Board and Chief Executive
                                                                  Officer (June 1962 - present)
                                                                  of Western Reserve.
-------------------------------------------------------------------------------------------------
 Janet M. Soppe(7)               Executive Vice President         Executive Vice President
                                                                  (January 2000 - President) of
                                                                  Transamerica; President and
                                                                  Actuary (1991 - present) of
                                                                  AEGON Insurance Group - Long
                                                                  Term Care Division.
-------------------------------------------------------------------------------------------------
 Larry N. Norman(1)              Executive Vice President         Executive Vice President,
                                                                  Financial Markets Division
                                                                  (1999 - present) of
                                                                  Transamerica; and Director and
                                                                  Executive Vice President
                                                                  (1998 - present) of
                                                                  Transamerica Life Insurance
                                                                  Company*.
-------------------------------------------------------------------------------------------------
 Roy Chong-Kit(2)                Senior Vice President and        Senior Vice President and
                                 Actuary                          Actuary (1997 - present); Vice
                                                                  President (1995 - 1997); and
                                                                  Actuary (1988 - 1997) of
                                                                  Transamerica.
-------------------------------------------------------------------------------------------------
 Daniel E. Jund, FLMI(1)         Senior Vice President            Senior Vice President (1988 -
                                                                  present) of Transamerica.

-------------------------------------------------------------------------------------------------
                                                                       PRINCIPAL OCCUPATION
NAME AND ADDRESS                   POSITION WITH TRANSAMERICA           DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------
 William R. Wellnitz, FSA(5)     Senior Vice President and        Senior Vice President and
                                 Actuary                          Actuary (1996 - present) of
                                                                  Transamerica; and Vice
                                                                  President and Reinsurance
                                                                  Actuary (1988 - 1996).
-------------------------------------------------------------------------------------------------
 Sandy C. Brown(2)               Senior Vice President            Senior Vice President (February
                                                                  2001 - present), Vice President
                                                                  (September 1998 - February
                                                                  2001) of Transamerica.
-------------------------------------------------------------------------------------------------
 Kent G. Callahan(8)             Senior Vice President            Senior Vice President
                                                                  (September 2000 - present),
                                                                  Vice President (September
                                                                  1998 - September 2000) of
                                                                  Transamerica.
-------------------------------------------------------------------------------------------------
 Bruce Clark(2)                  Senior Vice President and        Senior Vice President and Chief
                                 Chief Financial Officer          Financial Officer (February
                                                                  2001 - present), Vice President
                                                                  (October 2000 - February 2001)
                                                                  of Transamerica.
-------------------------------------------------------------------------------------------------
 Catherine Collinson(2)          Senior Vice President            Senior Vice President
                                                                  (September 2000 - present),
                                                                  Vice President (March
                                                                  1998 - September 2000) of
                                                                  Transamerica.
-------------------------------------------------------------------------------------------------
 David M. Goldstein(2)           Senior Vice President            Senior Vice President (February
                                                                  2001 - present), Vice President
                                                                  (January 1988 - February 2001)
                                                                  of Transamerica.
-------------------------------------------------------------------------------------------------
 Frank J. LaRusso(9)             Senior Vice President            Senior Vice President (February
                                                                  2001 - present), Vice President
                                                                  (December 1994 - February 2001)
                                                                  of Transamerica.
-------------------------------------------------------------------------------------------------
 Thomas P. O'Neill(5)            Senior Vice President            Senior Vice President (March
                                                                  1999 - present), Vice President
                                                                  (December 1998 - March 1999) of
                                                                  Transamerica.
-------------------------------------------------------------------------------------------------
 Frank Rosa(9)                   Senior Vice President            Senior Vice President (February
                                                                  2001 - present), Vice President
                                                                  (August 2000 - February 2001)
                                                                  of Transamerica.
-------------------------------------------------------------------------------------------------
 Joel D. Seigle(2)               Senior Vice President            Senior Vice President (February
                                                                  2001 - present), Vice President
                                                                  (March 1994 - February 2001) of
                                                                  Transamerica.
-------------------------------------------------------------------------------------------------
 William H. Tate(2)              Senior Vice President            Senior Vice President (August
                                                                  2000 - present), Vice President
                                                                  (March 1998 - August 2000) of
                                                                  Transamerica.

-------------------------------------------------------------------------------------------------
                                                                       PRINCIPAL OCCUPATION
NAME AND ADDRESS                   POSITION WITH TRANSAMERICA           DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------
 Eric B. Goodman(10)             Senior Vice President and Chief  Senior Vice President and Chief
                                 Investment Officer               Investment Officer
                                                                  (2001 - present) of
                                                                  Transamerica; Head of Portfolio
                                                                  Management (1995 - present) of
                                                                  AEGON USA Investment
                                                                  Management, Inc.; Portfolio
                                                                  Manager (1990 - 1994) of
                                                                  Providian Corp. (AEGON),
                                                                  Louisville, Kentucky.
-------------------------------------------------------------------------------------------------
 Wayne D. Bidelman(5)            Senior Vice President            Senior Vice President (2000 -
                                                                  present) of Transamerica;
                                                                  Senior Vice President
                                                                  (1974 - 2000) of Security Life
                                                                  of Denver Insurance Company
                                                                  (Business Unit: Security Life
                                                                  Reinsurance, or now, ING Re).
-------------------------------------------------------------------------------------------------
 James F. Bowman(5)              Senior Vice President            Senior Vice President and Chief
                                                                  Agency Officer
                                                                  (2000 - present); Vice
                                                                  President (1998 - 2000) of
                                                                  Transamerica.
-------------------------------------------------------------------------------------------------
 Ken Cochrane(1)                 Senior Vice President            Senior Vice President (2000 -
                                                                  present); Vice President
                                                                  (1998 - 2000) of Transamerica.
-------------------------------------------------------------------------------------------------
 Richard L. Weinstein(2)         Senior Vice President            Senior Vice President (2000 -
                                                                  present); Vice President
                                                                  (1999 - 2000); Second Vice
                                                                  President and Associate Actuary
                                                                  (1995 - 1999) of Transamerica.


Located at:


 (1) 4333 Edgewood Road, N.W., Cedar Rapids, Iowa 52449.


 (2) 1150 South Olive Street, Los Angeles, California 90015.


 (3) 300 Consilium Place, Scarborough, Ontario, Canada M1H3G2.


 (4) 600 Montgomery Street, San Francisco, California 94111.


 (5) 401 North Tryon Street, Charlotte, North Carolina 28202.


 (6) 570 Carillon Parkway, St. Petersburg, Florida 33716.


 (7) 2705 Brown Trail, Bedford, Texas 76021.


 (8) Two Ravinia Drive, Atlanta, Georgia 30346.


 (9) 1100 Walnut, Kansas City, Missouri 64106.


(10) 400 West Market Street, Louisville, Kentucky 40202.


       Transamerica holds the assets of the separate account physically segregated and apart from the general account. Transamerica maintains records of all purchases and sales of portfolio shares by each of the subaccounts.

ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT


       Transamerica Occidental Life Separate Account VUL-3, the separate account, was established by us as a separate account under the laws of the State of California, pursuant to resolutions adopted by our Board of Directors on June 11, 1996. The separate account is registered with the SEC under the 1940 Act as a unit investment trust. It meets the definition of a separate account under the federal securities laws. However, the SEC does not supervise the management of the investment practices or policies of the separate account.

APPENDIX A


WEALTH INDICES OF INVESTMENTS IN THE U.S. CAPITAL MARKET
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


       The information below graphically depicts the growth of $1.00 invested in large company stocks, small company stocks, long-term government bonds, Treasury bills, and hypothetical assets returning the inflation rate over the period from the end of 1925 to the end of 2001. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small stock index starting in 1982.



       Each of the cumulative index values is initialized at $1.00 at year-end 1925. The graph illustrates that large company stocks and small company stocks have the best performance over the entire 76-year period: investments of $1.00 in these assets would have grown to $2,279.13 and $7,860.05, respectively, by year-end 2001. This higher growth was achieved by investments involving substantial risk. In contrast, long-term government bonds (with an approximate 20-year maturity), which exposed the holder to much less risk, grew to only $50.66.



       The lowest-risk strategy over the past 76 years (for those with short-term time horizons) was to buy U.S. Treasury bills. Since U.S. Treasury bills tended to track inflation, the resulting real (inflation-adjusted) returns were near zero for the entire 1925 - 2001 period.

                             (ANNUAL RETURN GRAPH)


                   COMPOUND ANNUAL RATES OF RETURN BY DECADE



                       1920S*   1930S   1940S   1950S   1960S   1970S   1980S   1990S   2000S**   1992-01
                       ------   -----   -----   -----   -----   -----   -----   -----   -------   -------
Large Company........   19.2%   -0.1%    9.2%   19.4%    7.8%    5.9%   17.5%   18.2%    -10.5%    12.9%
Small Company........   -4.5     1.4    20.7    16.9    15.5    11.5    15.8    15.1       8.8     15.6
Long-Term Corp.......    5.2     6.9     2.7     1.0     1.7     6.2    13.0     8.3      11.8      8.1
Long-Term Govt.......    5.0     4.9     3.2    -0.1     1.4     5.5    12.6     9.0      12.2      8.7
Inter-Term Govt......    4.2     4.6     1.8     1.3     3.5     7.0    11.9     7.2      10.1      6.7
Treasury Bills.......    3.7     0.6     0.4     1.9     3.9     6.3     8.9     4.9       4.9      4.6
Inflation............   -1.1    -2.0     5.4     2.2     2.5     7.4     5.1     2.9       2.5      2.5



 * Based on the period 1926-1929.


** Based on the period 2000-2001.



Used with permission. (C)2002 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

INDEX TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3:


Report of Independent Auditors, dated January 31, 2002


Statements of Assets and Liabilities at December 31, 2001


Statements of Operations for the year ended December 31, 2001


Statements of Changes in Net Assets for the years ended December 31, 2001 and
2000


Financial Highlights for the years ended December 31, 2001 and 2000

Notes to Financial Statements.

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY:


Report of Independent Auditors, dated February 15, 2002


Statutory-Basis Balance Sheets at December 31, 2001 and 2000


Statutory-Basis Statements of Operations for the years ended December 31, 2001,


   2000 and 1999

Statutory-Basis Statements of Changes in Capital and Surplus for the years ended

   December 31, 2001, 2000 and 1999


Statutory-Basis Statements of Cash Flow for the years ended December 31, 2001


   2000 and 1999


Notes to Financial Statements -- Statutory-Basis

Statutory-Basis Financial Statement Schedules


TA 00001-5/02

                         REPORT OF INDEPENDENT AUDITORS



The Board of Directors and Policy Owners


  of the Transamerica Occidental Life Separate Account VUL-3


Transamerica Occidental Life Insurance Company



We have audited the accompanying statements of assets and liabilities of each of the subaccounts constituting the Transamerica Occidental Life Separate Account VUL-3 (the "Separate Account," a separate account of Transamerica Occidental Life Insurance Company) as of December 31, 2001, and the related statements of operations and changes in net assets, and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of mutual fund shares owned as of December 31, 2001, by correspondence with the mutual fund's transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Transamerica Occidental Life Separate Account VUL-3 at December 31, 2001, and the results of their operations and changes in net assets, and financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.


                                        /s/ ERNST & YOUNG LLP


Des Moines, Iowa


January 31, 2002

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3


STATEMENTS OF ASSETS AND LIABILITIES



AT DECEMBER 31, 2001


(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)



                                                                                             TOLIC          TOLIC
                                                    TOLIC         TOLIC        TOLIC          LKCM        VAN KAMPEN
                                                 J.P. MORGAN      AEGON        JANUS       STRATEGIC       EMERGING
                                                 MONEY MARKET      BOND        GROWTH     TOTAL RETURN      GROWTH
                                                  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares..........................         108             3            3             2              4
                                                   =======       =======       ======        ======         ======
    Cost......................................     $   108       $    37       $  119        $   29         $   81
                                                   =======       =======       ======        ======         ======
  Investment, at net asset value..............     $   108       $    40       $   98        $   26         $   71
  Dividend receivable.........................           0             0            0             0              0
  Transfers receivable from depositor.........           0             0            0             0              0
                                                   -------       -------       ------        ------         ------
    Total assets..............................         108            40           98            26             71
                                                   -------       -------       ------        ------         ------
LIABILITIES:
  Accrued expenses............................           0             0            0             0              0
  Transfers payable to depositor..............           0             0            0             0              0
                                                   -------       -------       ------        ------         ------
    Total liabilities.........................           0             0            0             0              0
                                                   -------       -------       ------        ------         ------
    Net assets................................     $   108       $    40       $   98        $   26         $   71
                                                   =======       =======       ======        ======         ======
NET ASSETS CONSISTS OF:
  Policy owners' equity.......................     $   108       $    11       $   86        $    2         $   58
  Depositor's equity..........................           0            29           12            24             13
                                                   -------       -------       ------        ------         ------
    Net assets applicable to units
      outstanding.............................     $   108       $    40       $   98        $   26         $   71
                                                   =======       =======       ======        ======         ======
  Policy owners' units........................          10             1           17             0             11
  Depositor's units...........................           0             3            3             3              3
                                                   -------       -------       ------        ------         ------
    Units outstanding.........................          10             4           20             3             14
                                                   =======       =======       ======        ======         ======
    Accumulation unit value...................     $ 10.68       $ 11.58       $ 4.94        $ 9.53         $ 5.25
                                                   =======       =======       ======        ======         ======



See accompanying notes.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3


STATEMENTS OF ASSETS AND LIABILITIES



AT DECEMBER 31, 2001


(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)



                                                    TOLIC                      TOLIC         TOLIC
                                                    ALGER         TOLIC      FEDERATED    TRANSAMERICA      TOLIC
                                                  AGGRESSIVE      AEGON       GROWTH &       VALUE         C.A.S.E.
                                                    GROWTH       BALANCED      INCOME       BALANCED        GROWTH
                                                  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares..........................           3             6            4             3              2
                                                    ======       =======      =======       =======         ======
    Cost......................................      $   55       $    81      $    60       $    32         $   31
                                                    ======       =======      =======       =======         ======
  Investment, at net asset value..............      $   50       $    79      $    67       $    34         $   15
  Dividend receivable.........................           0             0            0             0              0
  Transfers receivable from depositor.........           0             0            0             0              0
                                                    ------       -------      -------       -------         ------
    Total assets..............................          50            79           67            34             15
                                                    ------       -------      -------       -------         ------
LIABILITIES:
  Accrued expenses............................           0             0            0             0              0
  Transfers payable to depositor..............           0             0            0             0              0
                                                    ------       -------      -------       -------         ------
    Total liabilities.........................           0             0            0             0              0
                                                    ------       -------      -------       -------         ------
    Net assets................................      $   50       $    79      $    67       $    34         $   15
                                                    ======       =======      =======       =======         ======
NET ASSETS CONSISTS OF:
  Policy owners' equity.......................      $   35       $    54      $    31       $     5         $    0
  Depositor's equity..........................          15            25           36            29             15
                                                    ------       -------      -------       -------         ------
    Net assets applicable to units
      outstanding.............................      $   50       $    79      $    67       $    34         $   15
                                                    ======       =======      =======       =======         ======
  Policy owners' units........................           6             5            2             0              0
  Depositor's units...........................           3             3            3             3              3
                                                    ------       -------      -------       -------         ------
    Units outstanding.........................           9             8            5             3              3
                                                    ======       =======      =======       =======         ======
    Accumulation unit value...................      $ 5.88       $ 10.07      $ 14.38       $ 11.34         $ 5.85
                                                    ======       =======      =======       =======         ======



See accompanying notes.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3


STATEMENTS OF ASSETS AND LIABILITIES



AT DECEMBER 31, 2001


(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)



                                                                                                  TOLIC         TOLIC
                                                      TOLIC           TOLIC          TOLIC        THIRD      J.P. MORGAN
                                                       NWQ        INTERNATIONAL       GE          AVENUE     REAL ESTATE
                                                   VALUE EQUITY      EQUITY       U.S. EQUITY     VALUE      SECURITIES
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares............................           2              5              3             3             3
                                                     =======         ======         ======       =======       =======
    Cost........................................     $    27         $   51         $   46       $    39       $    31
                                                     =======         ======         ======       =======       =======
  Investment, at net asset value................     $    28         $   35         $   41       $    43       $    37
  Dividend receivable...........................           0              0              0             0             0
  Transfers receivable from depositor...........           0              0              0             0             0
                                                     -------         ------         ------       -------       -------
    Total assets................................          28             35             41            43            37
                                                     -------         ------         ------       -------       -------
LIABILITIES:
  Accrued expenses..............................           0              0              0             0             0
  Transfers payable to depositor................           0              0              0             0             0
                                                     -------         ------         ------       -------       -------
    Total liabilities...........................           0              0              0             0             0
                                                     -------         ------         ------       -------       -------
    Net assets..................................     $    28         $   35         $   41       $    43       $    37
                                                     =======         ======         ======       =======       =======
NET ASSETS CONSISTS OF:
  Policy owners' equity.........................     $     2         $   18         $   19       $    14       $     5
  Depositor's equity............................          26             17             22            29            32
                                                     -------         ------         ------       -------       -------
    Net assets applicable to units
      outstanding...............................     $    28         $   35         $   41       $    43       $    37
                                                     =======         ======         ======       =======       =======
  Policy owners' units..........................           0              2              2             1             0
  Depositor's units.............................           3              3              3             3             3
                                                     -------         ------         ------       -------       -------
    Units outstanding...........................           3              5              5             4             3
                                                     =======         ======         ======       =======       =======
    Accumulation unit value.....................     $ 10.66         $ 6.69         $ 8.89       $ 11.57       $ 12.85
                                                     =======         ======         ======       =======       =======



See accompanying notes.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3


STATEMENTS OF ASSETS AND LIABILITIES



AT DECEMBER 31, 2001


(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)



                                                    TOLIC                       TOLIC
                                                   GOLDMAN       TOLIC      T. ROWE PRICE       TOLIC         TOLIC
                                                    SACHS        MUNDER       DIVIDEND      T. ROWE PRICE    SALOMON
                                                    GROWTH       NET50         GROWTH         SMALL CAP      ALL CAP
                                                  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares...........................          3            2              3              2              6
                                                    ======       ======        =======         ======        =======
    Cost.......................................     $   30       $   26        $    25         $   30        $    82
                                                    ======       ======        =======         ======        =======
  Investment, at net asset value...............     $   25       $   19        $    26         $   26        $    80
  Dividend receivable..........................          0            0              0              0              0
  Transfers receivable from depositor..........          0            0              0              0              0
                                                    ------       ------        -------         ------        -------
    Total assets...............................         25           19             26             26             80
                                                    ------       ------        -------         ------        -------
LIABILITIES:
  Accrued expenses.............................          0            0              0              0              0
  Transfers payable to depositor...............          0            0              0              0              0
                                                    ------       ------        -------         ------        -------
    Total liabilities..........................          0            0              0              0              0
                                                    ------       ------        -------         ------        -------
    Net assets.................................     $   25       $   19        $    26         $   26        $    80
                                                    ======       ======        =======         ======        =======
NET ASSETS CONSISTS OF:
  Policy owners' equity........................     $    5       $    1        $     0         $    6        $    53
  Depositor's equity...........................         20           18             26             20             27
                                                    ------       ------        -------         ------        -------
    Net assets applicable to units
      outstanding..............................     $   25       $   19        $    26         $   26        $    80
                                                    ======       ======        =======         ======        =======
  Policy owners' units.........................          0            0              0              0              5
  Depositor's units............................          3            3              3              3              3
                                                    ------       ------        -------         ------        -------
    Units outstanding..........................          3            3              3              3              8
                                                    ======       ======        =======         ======        =======
    Accumulation unit value....................     $ 7.89       $ 7.28        $ 10.36         $ 7.89        $ 10.62
                                                    ======       ======        =======         ======        =======



See accompanying notes.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3


STATEMENTS OF ASSETS AND LIABILITIES



AT DECEMBER 31, 2001


(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)



                                                                                                TOLIC          TOLIC
                                               TOLIC          TOLIC            TOLIC            GREAT          GREAT
                                           PILGRIM BAXTER    DREYFUS        VALUE LINE       COMPANIES -    COMPANIES -
                                           MID CAP GROWTH    MID CAP     AGGRESSIVE GROWTH   AMERICA(SM)   TECHNOLOGY(SM)
                                             SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares.....................           5              4               3                4               5
                                               ======         ======          ======           ======          ======
    Cost.................................      $   61         $   49          $   25           $   40          $   36
                                               ======         ======          ======           ======          ======
  Investment, at net asset value.........      $   48         $   50          $   21           $   40          $   22
  Dividend receivable....................           0              0               0                0               0
  Transfers receivable from depositor....           0              0               0                0               0
                                               ------         ------          ------           ------          ------
    Total assets.........................          48             50              21               40              22
                                               ------         ------          ------           ------          ------
LIABILITIES:
  Accrued expenses.......................           0              0               0                0               0
  Transfers payable to depositor.........           0              0               0                0               0
                                               ------         ------          ------           ------          ------
    Total liabilities....................           0              0               0                0               0
                                               ------         ------          ------           ------          ------
    Net assets...........................      $   48         $   50          $   21           $   40          $   22
                                               ======         ======          ======           ======          ======
NET ASSETS CONSISTS OF:
  Policy owners' equity..................      $   35         $   25          $    1           $   15          $   12
  Depositor's equity.....................          13             25              20               25              10
                                               ------         ------          ------           ------          ------
    Net assets applicable to units
      outstanding........................      $   48         $   50          $   21           $   40          $   22
                                               ======         ======          ======           ======          ======
  Policy owners' units...................           6              2               0                1               2
  Depositor's units......................           3              3               3                3               3
                                               ------         ------          ------           ------          ------
    Units outstanding....................           9              5               3                4               5
                                               ======         ======          ======           ======          ======
    Accumulation unit value..............      $ 5.21         $ 9.86          $ 7.97           $ 9.84          $ 4.19
                                               ======         ======          ======           ======          ======



See accompanying notes.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3


STATEMENTS OF ASSETS AND LIABILITIES



AT DECEMBER 31, 2001


(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)



                                                                 TOLIC
                                                                 GREAT          TOLIC
                                                              COMPANIES -      GABELLI      TRANSAMERICA
                                                               GLOBAL(2)    GLOBAL GROWTH    VIF GROWTH
                                                              SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares........................................         2              5               7
                                                                ======         ======          ======
    Cost....................................................    $   25         $   45          $  139
                                                                ======         ======          ======
  Investment, at net asset value............................    $   18         $   42          $  125
  Dividend receivable.......................................         0              0               0
  Transfers receivable from depositor.......................         0              0               0
                                                                ------         ------          ------
    Total assets............................................        18             42             125
                                                                ------         ------          ------
LIABILITIES:
  Accrued expenses..........................................         0              0               0
  Transfers payable to depositor............................         0              0               0
                                                                ------         ------          ------
    Total liabilities.......................................         0              0               0
                                                                ------         ------          ------
    Net assets..............................................    $   18         $   42          $  125
                                                                ======         ======          ======
NET ASSETS CONSISTS OF:
  Policy owners' equity.....................................    $    0         $   22          $  108
  Depositor's equity........................................        18             20              17
                                                                ------         ------          ------
    Net assets applicable to units outstanding..............    $   18         $   42          $  125
                                                                ======         ======          ======
  Policy owners' units......................................         0              2              15
  Depositor's units.........................................         3              3               3
                                                                ------         ------          ------
    Units outstanding.......................................         3              5              18
                                                                ======         ======          ======
    Accumulation unit value.................................    $ 7.02         $ 8.08          $ 6.89
                                                                ======         ======          ======



See accompanying notes.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3


STATEMENTS OF ASSETS AND LIABILITIES



AT DECEMBER 31, 2001


(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)



                                                              FIDELITY VIP III
                                                                   GROWTH        FIDELITY VIP II   FIDELITY VIP
                                                               OPPORTUNITIES      CONTRAFUND(R)    EQUITY-INCOME
                                                                 SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares........................................            3                 2                 2
                                                                   ======            ======           =======
    Cost....................................................       $   54            $   48           $    40
                                                                   ======            ======           =======
  Investment, at net asset value............................       $   48            $   43           $    39
  Dividend receivable.......................................            0                 0                 0
  Transfers receivable from depositor.......................            0                 0                 0
                                                                   ------            ------           -------
    Total assets............................................           48                43                39
                                                                   ------            ------           -------
LIABILITIES:
  Accrued expenses..........................................            0                 0                 0
  Transfers payable to depositor............................            0                 0                 0
                                                                   ------            ------           -------
    Total liabilities.......................................            0                 0                 0
                                                                   ------            ------           -------
    Net assets..............................................       $   48            $   43           $    39
                                                                   ======            ======           =======
NET ASSETS CONSISTS OF:
  Policy owners' equity.....................................       $   30            $   23           $    13
  Depositor's equity........................................           18                20                26
                                                                   ------            ------           -------
    Net assets applicable to units outstanding..............       $   48            $   43           $    39
                                                                   ======            ======           =======
  Policy owners' units......................................            4                 3                 1
  Depositor's units.........................................            3                 3                 3
                                                                   ------            ------           -------
    Units outstanding.......................................            7                 6                 4
                                                                   ======            ======           =======
    Accumulation unit value.................................       $ 7.25            $ 8.14           $ 10.32
                                                                   ======            ======           =======



See accompanying notes.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3


STATEMENTS OF OPERATIONS



FOR THE YEAR ENDED DECEMBER 31, 2001


(ALL AMOUNTS IN THOUSANDS)



                                                                                             TOLIC         TOLIC
                                                    TOLIC         TOLIC        TOLIC          LKCM       VAN KAMPEN
                                                 J.P. MORGAN      AEGON        JANUS       STRATEGIC      EMERGING
                                                 MONEY MARKET      BOND        GROWTH     TOTAL RETURN     GROWTH
                                                  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
INVESTMENT INCOME:
  Dividend income.............................      $   3          $  0        $   0          $  0         $   0
                                                    -----          ----        -----          ----         -----
EXPENSES:
  Mortality and expense risk..................          1             0            0             0             0
                                                    -----          ----        -----          ----         -----
    Net investment income (loss)..............          2             0            0             0             0
                                                    -----          ----        -----          ----         -----
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on sale of
    investment securities.....................          0             0          (19)            0           (22)
  Realized gain distributions.................          0             0            3             0             1
  Change in unrealized appreciation
    (depreciation)............................          0             2          (10)           (1)            2
                                                    -----          ----        -----          ----         -----
    Net gain (loss) on investment
      securities..............................          0             2          (26)           (1)          (19)
                                                    -----          ----        -----          ----         -----
      Net increase (decrease) in net assets
         resulting from operations............      $   2          $  2        $ (26)         $ (1)        $ (19)
                                                    =====          ====        =====          ====         =====



                                                    TOLIC                      TOLIC         TOLIC
                                                    ALGER         TOLIC      FEDERATED    TRANSAMERICA     TOLIC
                                                  AGGRESSIVE      AEGON       GROWTH &       VALUE        C.A.S.E.
                                                    GROWTH       BALANCED      INCOME       BALANCED       GROWTH
                                                  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
INVESTMENT INCOME:
  Dividend income.............................      $   0          $  0        $   1          $  0         $   2
                                                    -----          ----        -----          ----         -----
EXPENSES:
  Mortality and expense risk..................          0             0            0             1             0
                                                    -----          ----        -----          ----         -----
    Net investment income (loss)..............          0             0            1            (1)            2
                                                    -----          ----        -----          ----         -----
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on sale of
    investment securities.....................        (12)            0            3             0             0
  Realized gain distributions.................          0             0            0             0             0
  Change in unrealized appreciation
    (depreciation)............................          6            (3)           2             1            (8)
                                                    -----          ----        -----          ----         -----
    Net gain (loss) on investment
      securities..............................         (6)           (3)           5             1            (8)
                                                    -----          ----        -----          ----         -----
      Net increase (decrease) in net assets
         resulting from operations............      $  (6)         $ (3)       $   6          $  0         $  (6)
                                                    =====          ====        =====          ====         =====



See accompanying notes.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3


STATEMENTS OF OPERATIONS



FOR THE YEAR ENDED DECEMBER 31, 2001


(ALL AMOUNTS IN THOUSANDS)



                                                                                                      TOLIC          TOLIC
                                                      TOLIC           TOLIC           TOLIC           THIRD       J.P. MORGAN
                                                       NWQ        INTERNATIONAL        GE            AVENUE       REAL ESTATE
                                                   VALUE EQUITY      EQUITY        U.S. EQUITY        VALUE       SECURITIES
                                                    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
INVESTMENT INCOME:
  Dividend income................................      $  0           $   1           $  0            $  0           $  1
                                                       ----           -----           ----            ----           ----
EXPENSES:
  Mortality and expense risk.....................         0               0              0               0              0
                                                       ----           -----           ----            ----           ----
    Net investment income (loss).................         0               1              0               0              1
                                                       ----           -----           ----            ----           ----
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on sale of investment
    securities...................................         0               0              0               0              0
  Realized gain distributions....................         0               0              0               0              0
  Change in unrealized appreciation
    (depreciation)...............................        (1)            (10)            (4)              2              2
                                                       ----           -----           ----            ----           ----
    Net gain (loss) on investment securities.....        (1)            (10)            (4)              2              2
                                                       ----           -----           ----            ----           ----
      Net increase (decrease) in net assets
         resulting from operations...............      $ (1)          $  (9)          $ (4)           $  2           $  3
                                                       ====           =====           ====            ====           ====



                                                      TOLIC                           TOLIC
                                                     GOLDMAN          TOLIC       T. ROWE PRICE       TOLIC          TOLIC
                                                      SACHS          MUNDER         DIVIDEND      T. ROWE PRICE     SALOMON
                                                      GROWTH          NET50          GROWTH         SMALL CAP       ALL CAP
                                                    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
INVESTMENT INCOME:
  Dividend income................................      $  0           $   0           $  0            $  0           $  1
                                                       ----           -----           ----            ----           ----
EXPENSES:
  Mortality and expense risk.....................         0               0              0               0              0
                                                       ----           -----           ----            ----           ----
    Net investment income (loss).................         0               0              0               0              1
                                                       ----           -----           ----            ----           ----
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on sale of investment
    securities...................................        (1)              0              0               0              0
  Realized gain distributions....................         0               0              0               0              0
  Change in unrealized appreciation
    (depreciation)...............................        (3)             (6)            (1)             (1)            (3)
                                                       ----           -----           ----            ----           ----
    Net gain (loss) on investment securities.....        (4)             (6)            (1)             (1)            (3)
                                                       ----           -----           ----            ----           ----
      Net increase (decrease) in net assets
         resulting from operations...............      $ (4)          $  (6)          $ (1)           $ (1)          $ (2)
                                                       ====           =====           ====            ====           ====



See accompanying notes.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3


STATEMENTS OF OPERATIONS



FOR THE YEAR ENDED DECEMBER 31, 2001


(ALL AMOUNTS IN THOUSANDS)



                                                    TOLIC                        TOLIC          TOLIC          TOLIC
                                                PILGRIM BAXTER     TOLIC       VALUE LINE       GREAT          GREAT
                                                   MID CAP        DREYFUS      AGGRESSIVE    COMPANIES -    COMPANIES -
                                                    GROWTH        MID CAP        GROWTH      AMERICA(SM)   TECHNOLOGY(SM)
                                                  SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
INVESTMENT INCOME:
  Dividend income.............................      $    0         $    1        $    0        $    0          $    0
                                                    ------         ------        ------        ------          ------
EXPENSES:
  Mortality and expense risk..................           0              1             1             1               0
                                                    ------         ------        ------        ------          ------
    Net investment income (loss)..............           0              0            (1)           (1)              0
                                                    ------         ------        ------        ------          ------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on sale of
    investment securities.....................          (2)            (1)            0             0              (2)
  Realized gain distributions.................           0              0             0             0               0
  Change in unrealized appreciation
    (depreciation)............................          (8)             0            (1)           (3)             (6)
                                                    ------         ------        ------        ------          ------
    Net gain (loss) on investment
      securities..............................         (10)            (1)           (1)           (3)             (8)
                                                    ------         ------        ------        ------          ------
      Net increase (decrease) in net assets
         resulting from operations............      $  (10)        $   (1)       $   (2)       $   (4)         $   (8)
                                                    ======         ======        ======        ======          ======



                                                    TOLIC          TOLIC
                                                    GREAT         GABELLI     TRANSAMERICA
                                                 COMPANIES -       GLOBAL         VIF
                                                  GLOBAL(2)        GROWTH        GROWTH
                                                  SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
INVESTMENT INCOME:
  Dividend income.............................      $    0         $    0        $    1
                                                    ------         ------        ------
EXPENSES:
  Mortality and expense risk..................           0              0             1
                                                    ------         ------        ------
    Net investment income (loss)..............           0              0             0
                                                    ------         ------        ------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on sale of
    investment securities.....................           0             (2)          (11)
  Realized gain distributions.................           0              0             1
  Change in unrealized appreciation
    (depreciation)............................          (3)            (1)           (8)
                                                    ------         ------        ------
    Net gain (loss) on investment
      securities..............................          (3)            (3)          (18)
                                                    ------         ------        ------
      Net increase (decrease) in net assets
         resulting from operations............      $   (3)        $   (3)       $  (18)
                                                    ======         ======        ======



See accompanying notes.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3


STATEMENTS OF OPERATIONS



FOR THE YEAR ENDED DECEMBER 31, 2001


(ALL AMOUNTS IN THOUSANDS)



                                                       FIDELITY VIP III
                                                            GROWTH        FIDELITY VIP II   FIDELITY VIP
                                                        OPPORTUNITIES      CONTRAFUND(R)    EQUITY-INCOME
                                                          SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
INVESTMENT INCOME:
  Dividend income....................................       $    0            $    0           $    0
                                                            ------            ------           ------
EXPENSES:
  Mortality and expense risk.........................            0                 0                0
                                                            ------            ------           ------
    Net investment income (loss).....................            0                 0                0
                                                            ------            ------           ------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on sale of investment
    securities.......................................           (2)               (2)               0
  Realized gain distributions........................            0                 1                1
  Change in unrealized appreciation (depreciation)...           (2)               (4)              (3)
                                                            ------            ------           ------
    Net gain (loss) on investment securities.........           (4)               (5)              (2)
                                                            ------            ------           ------
      Net increase (decrease) in net assets resulting
         from operations.............................       $   (4)           $   (5)          $   (2)
                                                            ======            ======           ======



See accompanying notes.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                           TOLIC            TOLIC             TOLIC
                                                        J.P. MORGAN         AEGON             JANUS
                                                       MONEY MARKET          BOND            GROWTH
                                                        SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                      ---------------   --------------   ---------------
                                                       DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                                                      ---------------   --------------   ---------------
                                                      2001    2000(1)   2001   2000(1)   2001    2000(1)
                                                      -----   -------   ----   -------   -----   -------
OPERATIONS:
  Net investment income (loss).....................   $   2    $  1     $  0    $  1     $   0    $   3
  Net gain (loss) on investment securities.........       0       0        2       1       (26)     (11)
                                                      -----    ----     ----    ----     -----    -----
  Net increase (decrease) in net assets resulting
    from operations................................       2       1        2       2       (26)      (8)
                                                      -----    ----     ----    ----     -----    -----
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........     125       0        9       2       121        3
                                                      -----    ----     ----    ----     -----    -----
  Less cost of units redeemed:
    Administrative charges.........................      18       0        0       0        15        0
    Policy loans...................................       0       0        0       0         0        0
    Surrender benefits.............................       1       0        0       0         2        0
    Death benefits.................................       0       0        0       0         0        0
                                                      -----    ----     ----    ----     -----    -----
                                                         19       0        0       0        17        0
                                                      -----    ----     ----    ----     -----    -----
    Increase (decrease) in net assets from capital
      unit transactions............................     106       0        9       2       104        3
                                                      -----    ----     ----    ----     -----    -----
    Net increase (decrease) in net assets..........     108       1       11       4        78       (5)

  Depositor's equity contribution (net
    redemption)....................................     (26)     25        0      25         0       25
NET ASSETS:
  Beginning of year................................      26       0       29       0        20        0
                                                      -----    ----     ----    ----     -----    -----
  End of year......................................   $ 108    $ 26     $ 40    $ 29     $  98    $  20
                                                      =====    ====     ====    ====     =====    =====
UNIT ACTIVITY:
  Units outstanding - beginning of year............       3       0        3       0         3        0
  Units issued.....................................      15       3        1       3        25        3
  Units redeemed...................................      (8)      0        0       0        (8)       0
                                                      -----    ----     ----    ----     -----    -----
  Units outstanding - end of year..................      10       3        4       3        20        3
                                                      =====    ====     ====    ====     =====    =====



See accompanying notes.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                          TOLIC
                                                           LKCM             TOLIC               TOLIC
                                                        STRATEGIC         VAN KAMPEN            ALGER
                                                       TOTAL RETURN    EMERGING GROWTH    AGGRESSIVE GROWTH
                                                        SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                      --------------   ----------------   -----------------
                                                       DECEMBER 31,      DECEMBER 31,       DECEMBER 31,
                                                      --------------   ----------------   -----------------
                                                      2001   2000(1)    2001    2000(1)    2001    2000(1)
                                                      ----   -------   ------   -------   ------   --------
OPERATIONS:
  Net investment income (loss).....................   $  0    $  2     $   0     $   7     $  0      $   3
  Net gain (loss) on investment securities.........     (1)     (2)      (19)      (12)      (6)       (11)
                                                      ----    ----     -----     -----     ----      -----
  Net increase (decrease) in net assets resulting
    from operations................................     (1)      0       (19)       (5)      (6)        (8)
                                                      ----    ----     -----     -----     ----      -----
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........      2       1        79         4       36         11
                                                      ----    ----     -----     -----     ----      -----
  Less cost of units redeemed:
    Administrative charges.........................      1       0        10         0        6          0
    Policy loans...................................      0       0         0         0        0          0
    Surrender benefits.............................      0       0         3         0        2          0
    Death benefits.................................      0       0         0         0        0          0
                                                      ----    ----     -----     -----     ----      -----
                                                         1       0        13         0        8          0
                                                      ----    ----     -----     -----     ----      -----
    Increase (decrease) in net assets from capital
      unit transactions............................      1       1        66         4       28         11
                                                      ----    ----     -----     -----     ----      -----
    Net increase (decrease) in net assets..........      0       1        47        (1)      22          3

  Depositor's equity contribution (net
    redemption)....................................      0      25         0        25        0         25
NET ASSETS:
  Beginning of year................................     26       0        24         0       28          0
                                                      ----    ----     -----     -----     ----      -----
  End of year......................................   $ 26    $ 26     $  71     $  24     $ 50      $  28
                                                      ====    ====     =====     =====     ====      =====
UNIT ACTIVITY:
  Units outstanding - beginning of year............      3       0         3         0        4          0
  Units issued.....................................      0       3        19         3        7          4
  Units redeemed...................................      0       0        (8)        0       (2)         0
                                                      ----    ----     -----     -----     ----      -----
  Units outstanding - end of year..................      3       3        14         3        9          4
                                                      ====    ====     =====     =====     ====      =====



See accompanying notes.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                          TOLIC             TOLIC             TOLIC
                                                          AEGON           FEDERATED        TRANSAMERICA
                                                         BALANCED      GROWTH & INCOME    VALUE BALANCED
                                                        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                      --------------   ----------------   --------------
                                                       DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                      --------------   ----------------   --------------
                                                      2001   2000(1)   2001    2000(1)    2001   2000(1)
                                                      ----   -------   -----   --------   ----   -------
OPERATIONS:
  Net investment income (loss).....................   $  0    $  0     $  1      $  1     $ (1)   $  2
  Net gain (loss) on investment securities.........     (3)      1        5         5        1       1
                                                      ----    ----     ----      ----     ----    ----
  Net increase (decrease) in net assets resulting
    from operations................................     (3)      1        6         6        0       3
                                                      ----    ----     ----      ----     ----    ----
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........     64       3       32         0        6       0
                                                      ----    ----     ----      ----     ----    ----
  Less cost of units redeemed:
    Administrative charges.........................     11       0        2         0        0       0
    Policy loans...................................      0       0        0         0        0       0
    Surrender benefits.............................      0       0        0         0        0       0
    Death benefits.................................      0       0        0         0        0       0
                                                      ----    ----     ----      ----     ----    ----
                                                        11       0        2         0        0       0
                                                      ----    ----     ----      ----     ----    ----
    Increase (decrease) in net assets from capital
      unit transactions............................     53       3       30         0        6       0
                                                      ----    ----     ----      ----     ----    ----
    Net increase (decrease) in net assets..........     50       4       36         6        6       3
  Depositor's equity contribution (net
    redemption)....................................      0      25        0        25        0      25
NET ASSETS:
  Beginning of year................................     29       0       31         0       28       0
                                                      ----    ----     ----      ----     ----    ----
  End of year......................................   $ 79    $ 29     $ 67      $ 31     $ 34    $ 28
                                                      ====    ====     ====      ====     ====    ====
UNIT ACTIVITY:
  Units outstanding - beginning of year............      3       0        3         0        3       0
  Units issued.....................................      7       3        3         3        1       3
  Units redeemed...................................     (2)      0       (1)        0       (1)      0
                                                      ----    ----     ----      ----     ----    ----
  Units outstanding - end of year..................      8       3        5         3        3       3
                                                      ====    ====     ====      ====     ====    ====



See accompanying notes.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                          TOLIC            TOLIC             TOLIC
                                                         C.A.S.E.           NWQ          INTERNATIONAL
                                                          GROWTH        VALUE EQUITY        EQUITY
                                                        SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                      --------------   --------------   ---------------
                                                       DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                      --------------   --------------   ---------------
                                                      2001   2000(1)   2001   2000(1)   2001    2000(1)
                                                      ----   -------   ----   -------   -----   -------
OPERATIONS:
  Net investment income (loss).....................   $  2    $  4     $  0    $  0     $   1    $  3
  Net gain (loss) on investment securities.........     (8)     (8)      (1)      2       (10)     (6)
                                                      ----    ----     ----    ----     -----    ----
  Net increase (decrease) in net assets resulting
    from operations................................     (6)     (4)      (1)      2        (9)     (3)
                                                      ----    ----     ----    ----     -----    ----
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........      1       0        2       0        23       1
                                                      ----    ----     ----    ----     -----    ----
  Less cost of units redeemed:
    Administrative charges.........................      1       0        0       0         2       0
    Policy loans...................................      0       0        0       0         0       0
    Surrender benefits.............................      0       0        0       0         0       0
    Death benefits.................................      0       0        0       0         0       0
                                                      ----    ----     ----    ----     -----    ----
                                                         1       0        0       0         2       0
                                                      ----    ----     ----    ----     -----    ----
    Increase (decrease) in net assets from capital
      unit transactions............................      0       0        2       0        21       1
                                                      ----    ----     ----    ----     -----    ----
    Net increase (decrease) in net assets..........     (6)     (4)       1       2        12      (2)
  Depositor's equity contribution (net
    redemption)....................................      0      25        0      25         0      25
NET ASSETS:
  Beginning of year................................     21       0       27       0        23       0
                                                      ----    ----     ----    ----     -----    ----
  End of year......................................   $ 15    $ 21     $ 28    $ 27     $  35    $ 23
                                                      ====    ====     ====    ====     =====    ====
UNIT ACTIVITY:
  Units outstanding - beginning of year............      3       0        3       0         3       0
  Units issued.....................................      0       3        0       3         2       3
  Units redeemed...................................      0       0        0       0         0       0
                                                      ----    ----     ----    ----     -----    ----
  Units outstanding - end of year..................      3       3        3       3         5       3
                                                      ====    ====     ====    ====     =====    ====



See accompanying notes.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                                                                 TOLIC
                                                           TOLIC              TOLIC           J.P. MORGAN
                                                             GE            THIRD AVENUE       REAL ESTATE
                                                        U.S. EQUITY           VALUE            SECURITIES
                                                         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                      ----------------   ----------------   ----------------
                                                        DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                      ----------------   ----------------   ----------------
                                                       2001    2000(1)    2001    2000(1)    2001    2000(1)
                                                      ------   -------   ------   -------   ------   -------
OPERATIONS:
  Net investment income (loss).....................   $    0   $    1    $    0   $    1    $    1   $    0
  Net gain (loss) on investment securities.........       (4)      (1)        2        2         2        4
                                                      ------   ------    ------   ------    ------   ------
  Net increase (decrease) in net assets resulting
    from operations................................       (4)       0         2        3         3        4
                                                      ------   ------    ------   ------    ------   ------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........       21        0        14        0         5        0
                                                      ------   ------    ------   ------    ------   ------
  Less cost of units redeemed:
    Administrative charges.........................        1        0         1        0         0        0
    Policy loans...................................        0        0         0        0         0        0
    Surrender benefits.............................        0        0         0        0         0        0
    Death benefits.................................        0        0         0        0         0        0
                                                      ------   ------    ------   ------    ------   ------
                                                           1        0         1        0         0        0
                                                      ------   ------    ------   ------    ------   ------
    Increase (decrease) in net assets from capital
      unit transactions............................       20        0        13        0         5        0
                                                      ------   ------    ------   ------    ------   ------
    Net increase (decrease) in net assets..........       16        0        15        3         8        4

  Depositor's equity contribution (net
    redemption)....................................        0       25         0       25         0       25
NET ASSETS:
  Beginning of year................................       25        0        28        0        29        0
                                                      ------   ------    ------   ------    ------   ------
  End of year......................................   $   41   $   25    $   43   $   28    $   37   $   29
                                                      ======   ======    ======   ======    ======   ======
UNIT ACTIVITY:
  Units outstanding - beginning of year............        3        0         3        0         3        0
  Units issued.....................................        2        3         1        3         0        3
  Units redeemed...................................        0        0         0        0         0        0
                                                      ------   ------    ------   ------    ------   ------
  Units outstanding - end of year..................        5        3         4        3         3        3
                                                      ======   ======    ======   ======    ======   ======



See accompanying notes.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                             TOLIC              TOLIC              TOLIC
                                                         GOLDMAN SACHS          MUNDER         T. ROWE PRICE
                                                             GROWTH             NET50         DIVIDEND GROWTH
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                        ----------------   ----------------   ----------------
                                                          DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                        ----------------   ----------------   ----------------
                                                         2001    2000(1)    2001    2000(1)    2001    2000(1)
                                                        ------   -------   ------   -------   ------   -------
OPERATIONS:
  Net investment income (loss).....................     $    0   $    0    $    0   $    1    $    0   $    0
  Net gain (loss) on investment securities.........         (4)      (2)       (6)      (1)       (1)       2
                                                        ------   ------    ------   ------    ------   ------
  Net increase (decrease) in net assets resulting
    from operations................................         (4)      (2)       (6)       0        (1)       2
                                                        ------   ------    ------   ------    ------   ------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........          8        0         1        0         1        0
                                                        ------   ------    ------   ------    ------   ------
  Less cost of units redeemed:
    Administrative charges.........................          2        0         1        0         1        0
    Policy loans...................................          0        0         0        0         0        0
    Surrender benefits.............................          0        0         0        0         0        0
    Death benefits.................................          0        0         0        0         0        0
                                                        ------   ------    ------   ------    ------   ------
                                                             2        0         1        0         1        0
                                                        ------   ------    ------   ------    ------   ------
    Increase (decrease) in net assets from capital
      unit transactions............................          6        0         0        0         0        0
                                                        ------   ------    ------   ------    ------   ------
    Net increase (decrease) in net assets..........          2       (2)       (6)       0        (1)       2

  Depositor's equity contribution (net
    redemption)....................................          0       25         0       25         0       25
NET ASSETS:
  Beginning of year................................         23        0        25        0        27        0
                                                        ------   ------    ------   ------    ------   ------
  End of year......................................     $   25   $   23    $   19   $   25    $   26   $   27
                                                        ======   ======    ======   ======    ======   ======
UNIT ACTIVITY:
  Units outstanding - beginning of year............          3        0         3        0         3        0
  Units issued.....................................          1        3         0        3         0        3
  Units redeemed...................................         (1)       0         0        0         0        0
                                                        ------   ------    ------   ------    ------   ------
  Units outstanding - end of year..................          3        3         3        3         3        3
                                                        ======   ======    ======   ======    ======   ======



See accompanying notes.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                           TOLIC              TOLIC              TOLIC
                                                       T. ROWE PRICE         SALOMON         PILGRIM BAXTER
                                                         SMALL CAP           ALL CAP         MID CAP GROWTH
                                                         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                      ----------------   ----------------   ----------------
                                                        DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                      ----------------   ----------------   ----------------
                                                       2001    2000(1)    2001    2000(1)    2001    2000(1)
                                                      ------   -------   ------   -------   ------   -------
OPERATIONS:
  Net investment income (loss).....................   $    0   $    0    $    1   $    0    $    0   $    0
  Net gain (loss) on investment securities.........       (1)      (3)       (3)       1       (10)      (5)
                                                      ------   ------    ------   ------    ------   ------
  Net increase (decrease) in net assets resulting
    from operations................................       (1)      (3)       (2)       1       (10)      (5)
                                                      ------   ------    ------   ------    ------   ------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........        6        0        65        2        39        1
                                                      ------   ------    ------   ------    ------   ------
  Less cost of units redeemed:
    Administrative charges.........................        1        0         9        0         2        0
    Policy loans...................................        0        0         0        0         0        0
    Surrender benefits.............................        0        0         2        0         0        0
    Death benefits.................................        0        0         0        0         0        0
                                                      ------   ------    ------   ------    ------   ------
                                                           1        0        11        0         2        0
                                                      ------   ------    ------   ------    ------   ------
    Increase (decrease) in net assets from capital
      unit transactions............................        5        0        54        2        37        1
                                                      ------   ------    ------   ------    ------   ------
    Net increase (decrease) in net assets..........        4       (3)       52        3        27       (4)

  Depositor's equity contribution (net
    redemption)....................................        0       25         0       25         0       25
NET ASSETS:
  Beginning of year................................       22        0        28        0        21        0
                                                      ------   ------    ------   ------    ------   ------
  End of year......................................   $   26   $   22    $   80   $   28    $   48   $   21
                                                      ======   ======    ======   ======    ======   ======
UNIT ACTIVITY:
  Units outstanding - beginning of year............        3        0         3        0         3        0
  Units issued.....................................        0        3        10        3         7        3
  Units redeemed...................................        0        0        (5)       0        (1)       0
                                                      ------   ------    ------   ------    ------   ------
  Units outstanding - end of year..................        3        3         8        3         9        3
                                                      ======   ======    ======   ======    ======   ======



See accompanying notes.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                                                                  TOLIC
                                                           TOLIC               TOLIC              GREAT
                                                          DREYFUS           VALUE LINE         COMPANIES -
                                                          MID CAP        AGGRESSIVE GROWTH     AMERICA(SM)
                                                         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                      ----------------   -----------------   ----------------
                                                        DECEMBER 31,       DECEMBER 31,        DECEMBER 31,
                                                      ----------------   -----------------   ----------------
                                                       2001    2000(1)    2001     2000(1)    2001    2000(1)
                                                      ------   -------   -------   -------   ------   -------
OPERATIONS:
  Net investment income (loss).....................   $    0   $    0    $   (1)   $    0    $   (1)  $    0
  Net gain (loss) on investment securities.........       (1)       1        (1)       (3)       (3)       3
                                                      ------   ------    ------    ------    ------   ------
  Net increase (decrease) in net assets resulting
    from operations................................       (1)       1        (2)       (3)       (4)       3
                                                      ------   ------    ------    ------    ------   ------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........       28        0         1         0        16        1
                                                      ------   ------    ------    ------    ------   ------
  Less cost of units redeemed:
    Administrative charges.........................        3        0         0         0         1        0
    Policy loans...................................        0        0         0         0         0        0
    Surrender benefits.............................        0        0         0         0         0        0
    Death benefits.................................        0        0         0         0         0        0
                                                      ------   ------    ------    ------    ------   ------
                                                           3        0         0         0         1        0
                                                      ------   ------    ------    ------    ------   ------
    Increase (decrease) in net assets from capital
      unit transactions............................       25        0         1         0        15        1
                                                      ------   ------    ------    ------    ------   ------
    Net increase (decrease) in net assets..........       24        1        (1)       (3)       11        4
  Depositor's equity contribution
    (net redemption)...............................        0       25         0        25         0       25
NET ASSETS:
  Beginning of year................................       26        0        22         0        29        0
                                                      ------   ------    ------    ------    ------   ------
  End of year......................................   $   50   $   26    $   21    $   22    $   40   $   29
                                                      ======   ======    ======    ======    ======   ======
UNIT ACTIVITY:
  Units outstanding - beginning of year............        3        0         3         0         3        0
  Units issued.....................................        4        3         0         3         2        3
  Units redeemed...................................       (2)       0         0         0        (1)       0
                                                      ------   ------    ------    ------    ------   ------
  Units outstanding - end of year..................        5        3         3         3         4        3
                                                      ======   ======    ======    ======    ======   ======



See accompanying notes.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                          TOLIC             TOLIC             TOLIC
                                                          GREAT             GREAT            GABELLI        TRANSAMERICA
                                                       COMPANIES -       COMPANIES -         GLOBAL              VIF
                                                     TECHNOLOGY(SM)       GLOBAL(2)          GROWTH            GROWTH
                                                       SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                     ---------------   ---------------   ---------------   ---------------
                                                      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                     ---------------   ---------------   ---------------   ---------------
                                                     2001    2000(1)   2001    2000(1)   2001    2000(1)   2001    2000(1)
                                                     -----   -------   -----   -------   -----   -------   -----   -------
OPERATIONS:
  Net investment income (loss).....................  $   0    $   0    $   0    $   0    $   0    $   0    $   0    $   2
  Net gain (loss) on investment securities.........     (8)      (8)      (3)      (4)      (3)      (2)     (18)      (6)
                                                     -----    -----    -----    -----    -----    -----    -----    -----
  Net increase (decrease) in net assets resulting
    from operations................................     (8)      (8)      (3)      (4)      (3)      (2)     (18)      (4)
                                                     -----    -----    -----    -----    -----    -----    -----    -----
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........     15        0        0        0       24        1      129        7
                                                     -----    -----    -----    -----    -----    -----    -----    -----
  Less cost of units redeemed:
    Administrative charges.........................      2        0        0        0        3        0       13        0
    Policy loans...................................      0        0        0        0        0        0        0        0
    Surrender benefits.............................      0        0        0        0        0        0        1        0
    Death benefits.................................      0        0        0        0        0        0        0        0
                                                     -----    -----    -----    -----    -----    -----    -----    -----
                                                         2        0        0        0        3        0       14        0
                                                     -----    -----    -----    -----    -----    -----    -----    -----
    Increase (decrease) in net assets from capital
      unit transactions............................     13        0        0        0       21        1      115        7
                                                     -----    -----    -----    -----    -----    -----    -----    -----
    Net increase (decrease) in net assets..........      5       (8)      (3)      (4)      18       (1)      97        3

  Depositor's equity contribution (net
    redemption)....................................      0       25        0       25        0       25        0       25
NET ASSETS:
  Beginning of year................................     17        0       21        0       24        0       28        0
                                                     -----    -----    -----    -----    -----    -----    -----    -----
  End of year......................................  $  22    $  17    $  18    $  21    $  42    $  24    $ 125    $  28
                                                     =====    =====    =====    =====    =====    =====    =====    =====
UNIT ACTIVITY:
  Units outstanding - beginning of year............      3        0        3        0        3        0        3        0
  Units issued.....................................      3        3        0        3        4        3       20        3
  Units redeemed...................................     (1)       0        0        0       (2)       0       (5)       0
                                                     -----    -----    -----    -----    -----    -----    -----    -----
  Units outstanding - end of year..................      5        3        3        3        5        3       18        3
                                                     =====    =====    =====    =====    =====    =====    =====    =====



See accompanying notes.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                      FIDELITY VIP III
                                                           GROWTH        FIDELITY VIP II     FIDELITY VIP
                                                       OPPORTUNITIES      CONTRAFUND(R)      EQUITY-INCOME
                                                         SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                                      ----------------   ----------------   ---------------
                                                        DECEMBER 31,       DECEMBER 31,      DECEMBER 31,
                                                      ----------------   ----------------   ---------------
                                                       2001    2000(1)    2001    2000(1)   2001    2000(1)
                                                      ------   -------   ------   -------   -----   -------
OPERATIONS:
  Net investment income (loss).....................   $   0     $   0    $   0     $   0    $   0    $   0
  Net gain (loss) on investment securities.........      (4)       (4)      (5)       (1)      (2)       2
                                                      -----     -----    -----     -----    -----    -----
  Net increase (decrease) in net assets resulting
    from operations................................      (4)       (4)      (5)       (1)      (2)       2
                                                      -----     -----    -----     -----    -----    -----
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........      35         0       28         1       16        0
                                                      -----     -----    -----     -----    -----    -----
  Less cost of units redeemed:
    Administrative charges.........................       3         0        3         0        2        0
    Policy loans...................................       0         0        0         0        0        0
    Surrender benefits.............................       1         0        2         0        0        0
    Death benefits.................................       0         0        0         0        0        0
                                                      -----     -----    -----     -----    -----    -----
                                                          4         0        5         0        2        0
                                                      -----     -----    -----     -----    -----    -----
    Increase (decrease) in net assets from capital
      unit transactions............................      31         0       23         1       14        0
                                                      -----     -----    -----     -----    -----    -----
    Net increase (decrease) in net assets..........      27        (4)      18         0       12        2
  Depositor's equity contribution
    (net redemption)...............................       0        25        0        25        0       25
NET ASSETS:
  Beginning of year................................      21         0       25         0       27        0
                                                      -----     -----    -----     -----    -----    -----
  End of year......................................   $  48     $  21    $  43     $  25    $  39    $  27
                                                      =====     =====    =====     =====    =====    =====
UNIT ACTIVITY:
  Units outstanding - beginning of year............       3         0        3         0        3        0
  Units issued.....................................       5         3        4         3        2        3
  Units redeemed...................................      (1)        0       (1)        0       (1)       0
                                                      -----     -----    -----     -----    -----    -----
  Units outstanding - end of year..................       7         3        6         3        4        3
                                                      =====     =====    =====     =====    =====    =====



See accompanying notes.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3


FINANCIAL HIGHLIGHTS


FOR THE YEAR ENDED



                                                       TOLIC                     TOLIC                    TOLIC
                                                    J.P. MORGAN                  AEGON                    JANUS
                                                    MONEY MARKET                  BOND                    GROWTH
                                                     SUBACCOUNT                SUBACCOUNT               SUBACCOUNT
                                              ------------------------   ----------------------   ----------------------
                                                    DECEMBER 31,              DECEMBER 31,             DECEMBER 31,
                                              ------------------------   ----------------------   ----------------------
                                                 2001        2000(1)       2001        2000(1)      2001        2000(1)
                                              ----------    ----------   ---------    ---------   ---------    ---------
Accumulation unit value, beginning of
  year.....................................   $    10.36    $    10.00   $   10.81    $   10.00   $    6.94    $   10.00
                                              ----------    ----------   ---------    ---------   ---------    ---------
  Income from operations:
    Net investment income (loss)...........         0.32          0.36       (0.02)        0.51       (0.05)        1.25
    Net realized and unrealized gain (loss)
      on investment........................         0.00          0.00        0.79         0.30       (1.95)       (4.31)
                                              ----------    ----------   ---------    ---------   ---------    ---------
      Net income (loss) from operations....         0.32          0.36        0.77         0.81       (2.00)       (3.06)
                                              ----------    ----------   ---------    ---------   ---------    ---------
Accumulation unit value, end of year.......   $    10.68    $    10.36   $   11.58    $   10.81   $    4.94    $    6.94
                                              ==========    ==========   =========    =========   =========    =========
Total return...............................       3.06 %        3.60 %      7.11 %       8.14 %    (28.84)%     (30.59)%
Ratios and supplemental data:
  Net assets at end of year (in
    thousands).............................   $      108    $       26   $      40    $      29   $      98    $      20
  Ratio of net investment income (loss) to
    average net assets.....................       2.50 %        5.26 %     (0.19)%       7.38 %     (0.90)%      20.45 %
  Ratio of expenses to average net
    assets.................................       0.90 %        0.90 %      0.90 %       0.90 %      0.90 %       0.90 %



                                                       TOLIC                     TOLIC                    TOLIC
                                                        LKCM                   VAN KAMPEN                 ALGER
                                                     STRATEGIC                  EMERGING                AGGRESSIVE
                                                    TOTAL RETURN                 GROWTH                   GROWTH
                                                     SUBACCOUNT                SUBACCOUNT               SUBACCOUNT
                                              ------------------------   ----------------------   ----------------------
                                                    DECEMBER 31,              DECEMBER 31,             DECEMBER 31,
                                              ------------------------   ----------------------   ----------------------
                                                 2001        2000(1)       2001        2000(1)      2001        2000(1)
                                              ----------    ----------   ---------    ---------   ---------    ---------
Accumulation unit value, beginning of
  year.....................................   $     9.83    $    10.00   $    7.93    $   10.00   $    7.10    $   10.00
                                              ----------    ----------   ---------    ---------   ---------    ---------
  Income from operations:
    Net investment income (loss)...........        (0.04)         0.77       (0.04)        2.68       (0.05)        1.28
    Net realized and unrealized gain (loss)
      on investment........................        (0.26)        (0.94)      (2.64)       (4.75)      (1.17)       (4.18)
                                              ----------    ----------   ---------    ---------   ---------    ---------
      Net income (loss) from operations....        (0.30)        (0.17)      (2.68)       (2.07)      (1.22)       (2.90)
                                              ----------    ----------   ---------    ---------   ---------    ---------
Accumulation unit value, end of year.......   $     9.53    $     9.83   $    5.25    $    7.93   $    5.88    $    7.10
                                              ==========    ==========   =========    =========   =========    =========
Total return...............................      (3.06)%       (1.73)%    (33.83)%     (20.71)%    (17.20)%     (29.04)%
Ratios and supplemental data:
  Net assets at end of year (in
    thousands).............................   $       26    $       26   $      71    $      24   $      50    $      28
  Ratio of net investment income (loss) to
    average net assets.....................      (0.43)%       11.57 %     (0.79)%      41.48 %     (0.90)%      21.51 %
  Ratio of expenses to average net
    assets.................................       0.90 %        0.90 %      0.90 %       0.90 %      0.90 %       0.90 %



See accompanying notes.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3


FINANCIAL HIGHLIGHTS


FOR THE YEAR ENDED



                                                       TOLIC                     TOLIC                    TOLIC
                                                       AEGON                   FEDERATED               TRANSAMERICA
                                                      BALANCED              GROWTH & INCOME           VALUE BALANCED
                                                     SUBACCOUNT                SUBACCOUNT               SUBACCOUNT
                                              ------------------------   ----------------------   ----------------------
                                                    DECEMBER 31,              DECEMBER 31,             DECEMBER 31,
                                              ------------------------   ----------------------   ----------------------
                                                 2001        2000(1)       2001        2000(1)      2001        2000(1)
                                              ----------    ----------   ---------    ---------   ---------    ---------
Accumulation unit value, beginning of
  year.....................................   $    10.47    $    10.00   $   12.54    $   10.00   $   11.16    $   10.00
                                              ----------    ----------   ---------    ---------   ---------    ---------
  Income from operations:
    Net investment income (loss)...........        (0.04)         0.14        0.16         0.50        0.06         0.78
    Net realized and unrealized gain (loss)
      on investment........................        (0.36)         0.33        1.68         2.04        0.12         0.38
                                              ----------    ----------   ---------    ---------   ---------    ---------
      Net income (loss) from operations....        (0.40)         0.47        1.84         2.54        0.18         1.16
                                              ----------    ----------   ---------    ---------   ---------    ---------
Accumulation unit value, end of year.......   $    10.07    $    10.47   $   14.38    $   12.54   $   11.34    $   11.16
                                              ==========    ==========   =========    =========   =========    =========
Total return...............................      (3.80)%        4.70 %     14.67 %      25.40 %      1.54 %      11.64 %
Ratios and supplemental data:
  Net assets at end of year (in
    thousands).............................   $       79    $       29   $      67    $      31   $      34    $      28
  Ratio of net investment income (loss) to
    average net assets.....................      (0.41)%        1.97 %      1.16 %       6.72 %      0.54 %      11.28 %
  Ratio of expenses to average net
    assets.................................       0.90 %        0.90 %      0.90 %       0.90 %      0.90 %       0.90 %



                                                       TOLIC                     TOLIC
                                                      C.A.S.E.                    NWQ                     TOLIC
                                                       GROWTH                 VALUE EQUITY         INTERNATIONAL EQUITY
                                                     SUBACCOUNT                SUBACCOUNT               SUBACCOUNT
                                              ------------------------   ----------------------   ----------------------
                                                    DECEMBER 31,              DECEMBER 31,             DECEMBER 31,
                                              ------------------------   ----------------------   ----------------------
                                                 2001        2000(1)       2001        2000(1)      2001        2000(1)
                                              ----------    ----------   ---------    ---------   ---------    ---------
Accumulation unit value, beginning of
  year.....................................   $     8.40    $    10.00   $   10.95    $   10.00   $    8.81    $   10.00
                                              ----------    ----------   ---------    ---------   ---------    ---------
  Income from operations:
    Net investment income (loss)...........         0.73          1.66       (0.08)        0.19        0.20         1.32
    Net realized and unrealized gain (loss)
      on investment........................        (3.28)        (3.26)      (0.21)        0.76       (2.32)       (2.51)
                                              ----------    ----------   ---------    ---------   ---------    ---------
      Net income (loss) from operations....        (2.55)        (1.60)      (0.29)        0.95       (2.12)       (1.19)
                                              ----------    ----------   ---------    ---------   ---------    ---------
Accumulation unit value, end of year.......   $     5.85    $     8.40   $   10.66    $   10.95   $    6.69    $    8.81
                                              ==========    ==========   =========    =========   =========    =========
Total return...............................     (30.31)%      (16.03)%     (2.68)%       9.53 %    (24.12)%     (11.88)%
Ratios and supplemental data:
  Net assets at end of year (in
    thousands).............................   $       15    $       21   $      28    $      27   $      35    $      23
  Ratio of net investment income (loss) to
    average net assets.....................       9.86 %       24.67 %     (0.75)%       2.73 %      2.70 %      20.73 %
  Ratio of expenses to average net
    assets.................................       0.90 %        0.90 %      0.90 %       0.90 %      0.90 %       0.90 %



See accompanying notes.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3


FINANCIAL HIGHLIGHTS



FOR THE YEAR ENDED



                                                               TOLIC                     TOLIC                    TOLIC
                                                                 GE                   THIRD AVENUE             J.P. MORGAN
                                                            U.S. EQUITY                  VALUE            REAL ESTATE SECURITIES
                                                             SUBACCOUNT                SUBACCOUNT               SUBACCOUNT
                                                      ------------------------   ----------------------   ----------------------
                                                            DECEMBER 31,              DECEMBER 31,             DECEMBER 31,
                                                      ------------------------   ----------------------   ----------------------
                                                         2001        2000(1)       2001        2000(1)      2001        2000(1)
                                                      ----------    ----------   ---------    ---------   ---------    ---------
Accumulation unit value, beginning of year.........   $     9.84    $    10.00   $   11.00    $   10.00   $   11.67    $   10.00
                                                      ----------    ----------   ---------    ---------   ---------    ---------
  Income from operations:
    Net investment income (loss)...................        (0.06)         0.38       (0.09)        0.28        0.19         0.07
    Net realized and unrealized gain (loss)
      on investment................................        (0.89)        (0.54)       0.66         0.72        0.99         1.60
                                                      ----------    ----------   ---------    ---------   ---------    ---------
      Net income (loss) from operations............        (0.95)        (0.16)       0.57         1.00        1.18         1.67
                                                      ----------    ----------   ---------    ---------   ---------    ---------
Accumulation unit value, end of year...............   $     8.89    $     9.84   $   11.57    $   11.00   $   12.85    $   11.67
                                                      ==========    ==========   =========    =========   =========    =========
Total return.......................................      (9.69)%       (1.58)%      5.22 %      10.00 %     10.06 %      16.74 %
Ratios and supplemental data:
  Net assets at end of year (in thousands).........   $       41    $       25   $      43    $      28   $      37    $      29
  Ratio of net investment income (loss) to average
    net assets.....................................      (0.70)%        5.71 %     (0.79)%       4.10 %      1.56 %       0.91 %

  Ratio of expenses to average net assets..........       0.90 %        0.90 %      0.90 %       0.90 %      0.90 %       0.90 %



                                                               TOLIC                     TOLIC                    TOLIC
                                                           GOLDMAN SACHS                 MUNDER               T. ROWE PRICE
                                                               GROWTH                    NET50               DIVIDEND GROWTH
                                                             SUBACCOUNT                SUBACCOUNT               SUBACCOUNT
                                                      ------------------------   ----------------------   ----------------------
                                                            DECEMBER 31,              DECEMBER 31,             DECEMBER 31,
                                                      ------------------------   ----------------------   ----------------------
                                                         2001        2000(1)       2001        2000(1)      2001        2000(1)
                                                      ----------    ----------   ---------    ---------   ---------    ---------
Accumulation unit value, beginning of year.........   $     9.27    $    10.00   $    9.85    $   10.00   $   10.91    $   10.00
                                                      ----------    ----------   ---------    ---------   ---------    ---------
  Income from operations:
    Net investment income (loss)...................        (0.01)         0.07       (0.03)        0.21       (0.05)       (0.02)
    Net realized and unrealized gain (loss) on
      investment...................................        (1.37)        (0.80)      (2.54)       (0.36)      (0.50)        0.93
                                                      ----------    ----------   ---------    ---------   ---------    ---------
      Net income (loss) from operations............        (1.38)        (0.73)      (2.57)       (0.15)      (0.55)        0.91
                                                      ----------    ----------   ---------    ---------   ---------    ---------
Accumulation unit value, end of year...............   $     7.89    $     9.27   $    7.28    $    9.85   $   10.36    $   10.91
                                                      ==========    ==========   =========    =========   =========    =========
Total return.......................................     (14.86)%       (7.31)%    (26.09)%      (1.48)%     (5.02)%       9.09 %
Ratios and supplemental data:
  Net assets at end of year (in thousands).........   $       25    $       23   $      19    $      25   $      26    $      27
  Ratio of net investment income (loss) to average
    net assets.....................................      (0.11)%        1.03 %     (0.41)%       3.19 %     (0.50)%      (0.26)%

  Ratio of expenses to average net assets..........       0.90 %        0.90 %      0.90 %       0.90 %      0.90 %       0.90 %



See accompanying notes.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3


FINANCIAL HIGHLIGHTS



FOR THE YEAR ENDED



                                                               TOLIC                     TOLIC                    TOLIC
                                                           T. ROWE PRICE                SALOMON               PILGRIM BAXTER
                                                             SMALL CAP                  ALL CAP               MID CAP GROWTH
                                                             SUBACCOUNT                SUBACCOUNT               SUBACCOUNT
                                                      ------------------------   ----------------------   ----------------------
                                                            DECEMBER 31,              DECEMBER 31,             DECEMBER 31,
                                                      ------------------------   ----------------------   ----------------------
                                                         2001        2000(1)       2001        2000(1)      2001        2000(1)
                                                      ----------    ----------   ---------    ---------   ---------    ---------
Accumulation unit value, beginning of year.........   $     8.82    $    10.00   $   10.50    $   10.00   $    8.21    $   10.00
                                                      ----------    ----------   ---------    ---------   ---------    ---------
  Income from operations:
    Net investment income (loss)...................        (0.07)         0.04        0.12         0.12       (0.05)        0.04
    Net realized and unrealized gain (loss) on
      investment...................................        (0.86)        (1.22)       0.00         0.38       (2.95)       (1.83)
                                                      ----------    ----------   ---------    ---------   ---------    ---------
      Net income (loss) from operations............        (0.93)        (1.18)       0.12         0.50       (3.00)       (1.79)
                                                      ----------    ----------   ---------    ---------   ---------    ---------
Accumulation unit value, end of year...............   $     7.89    $     8.82   $   10.62    $   10.50   $    5.21    $    8.21
                                                      ==========    ==========   =========    =========   =========    =========
Total return.......................................     (10.52)%      (11.77)%      1.18 %       5.00 %    (36.50)%     (17.91)%
Ratios and supplemental data:
  Net assets at end of year (in thousands).........   $       26    $       22   $      80    $      28   $      48    $      21
  Ratio of net investment income (loss) to average
    net assets.....................................      (0.90)%        0.68 %      1.12 %       1.79 %     (0.90)%       0.57 %
  Ratio of expenses to average net assets..........       0.90 %        0.90 %      0.90 %       0.90 %      0.90 %       0.90 %



                                                               TOLIC                     TOLIC                    TOLIC
                                                              DREYFUS                  VALUE LINE                 GREAT
                                                              MID CAP              AGGRESSIVE GROWTH      COMPANIES -AMERICA(SM)
                                                             SUBACCOUNT                SUBACCOUNT               SUBACCOUNT
                                                      ------------------------   ----------------------   ----------------------
                                                            DECEMBER 31,              DECEMBER 31,             DECEMBER 31,
                                                      ------------------------   ----------------------   ----------------------
                                                         2001        2000(1)       2001        2000(1)      2001        2000(1)
                                                      ----------    ----------   ---------    ---------   ---------    ---------
Accumulation unit value, beginning of year.........   $    10.35    $    10.00   $    8.98    $   10.00   $   11.31    $   10.00
                                                      ----------    ----------   ---------    ---------   ---------    ---------
  Income from operations:
    Net investment income (loss)...................         0.04          0.12       (0.07)       (0.06)      (0.05)       (0.06)
    Net realized and unrealized gain (loss) on
      investment...................................        (0.53)         0.23       (0.94)       (0.96)      (1.42)        1.37
                                                      ----------    ----------   ---------    ---------   ---------    ---------
      Net income (loss) from operations............        (0.49)         0.35       (1.01)       (1.02)      (1.47)        1.31
                                                      ----------    ----------   ---------    ---------   ---------    ---------
Accumulation unit value, end of year...............   $     9.86    $    10.35   $    7.97    $    8.98   $    9.84    $   11.31
                                                      ==========    ==========   =========    =========   =========    =========
Total return.......................................      (4.80)%        3.55 %    (11.21)%     (10.24)%    (12.98)%      13.12 %
Ratios and supplemental data:
  Net assets at end of year (in thousands).........   $       50    $       26   $      21    $      22   $      40    $      29
  Ratio of net investment income (loss) to average
    net assets.....................................       0.42 %        1.70 %     (0.90)%      (0.90)%     (0.51)%      (0.90)%
  Ratio of expenses to average net assets..........       0.90 %        0.90 %      0.90 %       0.90 %      0.90 %       0.90 %



See accompanying notes.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3


FINANCIAL HIGHLIGHTS



FOR THE YEAR ENDED



                                                       TOLIC                     TOLIC                    TOLIC
                                                       GREAT                     GREAT                   GABELLI
                                                    COMPANIES -               COMPANIES -                 GLOBAL
                                                   TECHNOLOGY(SM)              GLOBAL(2)                  GROWTH
                                                     SUBACCOUNT                SUBACCOUNT               SUBACCOUNT
                                              ------------------------   ----------------------   ----------------------
                                                    DECEMBER 31,              DECEMBER 31,             DECEMBER 31,
                                              ------------------------   ----------------------   ----------------------
                                                 2001        2000(1)       2001        2000(1)      2001        2000(1)
                                              ----------    ----------   ---------    ---------   ---------    ---------
Accumulation unit value, beginning of
  year.....................................   $     6.70    $    10.00   $    8.51    $   10.00   $    9.07    $   10.00
                                              ----------    ----------   ---------    ---------   ---------    ---------
  Income from operations:
    Net investment income (loss)...........        (0.04)        (0.06)      (0.06)       (0.03)      (0.06)       (0.03)
    Net realized and unrealized gain (loss)
      on investment........................        (2.47)        (3.24)      (1.43)       (1.46)      (0.93)       (0.90)
                                              ----------    ----------   ---------    ---------   ---------    ---------
      Net income (loss) from operations....        (2.51)        (3.30)      (1.49)       (1.49)      (0.99)       (0.93)
                                              ----------    ----------   ---------    ---------   ---------    ---------
Accumulation unit value, end of year.......   $     4.19    $     6.70   $    7.02    $    8.51   $    8.08    $    9.07
                                              ==========    ==========   =========    =========   =========    =========
Total return...............................     (37.51)%      (33.01)%    (17.58)%     (14.85)%    (10.92)%      (9.27)%
Ratios and supplemental data:
  Net assets at end of year (in
    thousands).............................   $       22    $       17   $      18    $      21   $      42    $      24
  Ratio of net investment income (loss) to
    average net assets.....................      (0.90)%       (0.90)%     (0.87)%      (0.90)%     (0.76)%      (0.90)%
  Ratio of expenses to average net
    assets.................................       0.90 %        0.90 %      0.90 %       0.90 %      0.90 %       0.90 %



                                                    TRANSAMERICA
                                                        VIF
                                                       GROWTH
                                                     SUBACCOUNT
                                              ------------------------
                                                    DECEMBER 31,
                                              ------------------------
                                                 2001        2000(1)
                                              ----------    ----------
Accumulation unit value, beginning of
  year.....................................   $     8.44    $    10.00
                                              ----------    ----------
  Income from operations:
    Net investment income (loss)...........         0.00          0.84
    Net realized and unrealized gain (loss)
      on investment........................        (1.55)        (2.40)
                                              ----------    ----------
      Net income (loss) from operations....        (1.55)        (1.56)
                                              ----------    ----------
Accumulation unit value, end of year.......   $     6.89    $     8.44
                                              ==========    ==========
Total return...............................     (18.36)%      (15.59)%
Ratios and supplemental data:
  Net assets at end of year (in
    thousands).............................   $      125    $       28
  Ratio of net investment income (loss) to
    average net assets.....................      (0.03)%       13.03 %
  Ratio of expenses to average net
    assets.................................       0.90 %        0.90 %



See accompanying notes.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3


FINANCIAL HIGHLIGHTS



FOR THE YEAR ENDED



                                                  FIDELITY VIP III
                                                       GROWTH               FIDELITY VIP II            FIDELITY VIP
                                                   OPPORTUNITIES             CONTRAFUND(R)            EQUITY-INCOME
                                                     SUBACCOUNT                SUBACCOUNT               SUBACCOUNT
                                              ------------------------   ----------------------   ----------------------
                                                    DECEMBER 31,              DECEMBER 31,             DECEMBER 31,
                                              ------------------------   ----------------------   ----------------------
                                                 2001        2000(1)       2001        2000(1)      2001        2000(1)
                                              ----------    ----------   ---------    ---------   ---------    ---------
Accumulation unit value, beginning of
  year.....................................   $     8.56    $    10.00   $    9.38    $   10.00   $   10.99    $   10.00
                                              ----------    ----------   ---------    ---------   ---------    ---------
  Income from operations:
    Net investment income (loss)...........        (0.05)        (0.06)      (0.03)       (0.06)       0.05        (0.06)
    Net realized and unrealized gain (loss)
      on investment........................        (1.26)        (1.38)      (1.21)       (0.56)      (0.72)        1.05
                                              ----------    ----------   ---------    ---------   ---------    ---------
      Net income (loss) from operations....        (1.31)        (1.44)      (1.24)       (0.62)      (0.67)        0.99
                                              ----------    ----------   ---------    ---------   ---------    ---------
Accumulation unit value, end of year.......   $     7.25    $     8.56   $    8.14    $    9.38   $   10.32    $   10.99
                                              ==========    ==========   =========    =========   =========    =========
Total return...............................     (15.40)%      (14.36)%    (13.25)%      (6.16)%     (6.07)%       9.91 %
Ratios and supplemental data:
  Net assets at end of year (in
    thousands).............................   $       48    $       21   $      43    $      25   $      39    $      27
  Ratio of net investment income (loss) to
    average net assets.....................      (0.71)%       (0.90)%     (0.40)%      (0.90)%      0.47 %      (0.90)%
  Ratio of expenses to average net
    assets.................................       0.90 %        0.90 %      0.90 %       0.90 %      0.90 %       0.90 %



See accompanying notes.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3


NOTES TO THE FINANCIAL STATEMENTS



AT DECEMBER 31, 2001



NOTE 1 -- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



The Transamerica Occidental Life Separate Account VUL-3 (the "Life Account"), was established as a variable life insurance separate account of Transamerica Occidental Life Insurance Company ("Transamerica", "TOLIC", or the "depositor") and is registered as a unit investment trust ("Trust") under the Investment Company Act of 1940, as amended. The Life Account contains thirty-one investment options referred to as subaccounts. Each subaccount invests exclusively in a corresponding Portfolio (the "Portfolio") of a Series Fund, which collectively is referred to as the "Fund". The Life Account contains five Funds (collectively referred to as the "Funds"). Each Fund is a registered management investment company under the Investment Company Act of 1940, as amended.



SUBACCOUNT INVESTMENT BY FUND:

-------------------------------

AEGON/TRANSAMERICA SERIES FUND, INC.


(FORMERLY WRL SERIES FUND, INC.)


     J.P. Morgan Money Market


     AEGON Bond


     Janus Growth


     LKCM Strategic Total Return


     Van Kampen Emerging Growth


     Alger Aggressive Growth


     AEGON Balanced


     Federated Growth & Income


     Transamerica Value Balanced


     C.A.S.E. Growth


     NWQ Value Equity


     International Equity


     GE U.S. Equity


     Third Avenue Value


     J.P. Morgan Real Estate Securities


     Goldman Sachs Growth


     Munder Net50


     T. Rowe Price Dividend Growth


     T. Rowe Price Small Cap


     Salomon All Cap


     Pilgrim Baxter Mid Cap Growth


     Dreyfus Mid Cap


     Value Line Aggressive Growth


     Great Companies - America(SM)


     Great Companies - Technology(SM)


     Great Companies - Global(2)


     Gabelli Global Growth



TRANSAMERICA VARIABLE INSURANCE FUND, INC.


     Transamerica VIF Growth Portfolio



VARIABLE INSURANCE PRODUCTS FUND III (VIP III)


     Fidelity VIP III Growth Opportunities Portfolio - Service Class 2 (Referred to as "Fidelity VIP III Growth


     Opportunities")



VARIABLE INSURANCE PRODUCTS FUND II (VIP II)


     Fidelity VIP II Contrafund(R) Portfolio - Service Class 2


     (Referred to as "Fidelity VIP II Contrafund(R)")



VARIABLE INSURANCE PRODUCTS FUND (VIP)


     Fidelity VIP Equity-Income Portfolio - Service Class 2


     (Referred to as "Fidelity VIP Equity-Income")



The following Portfolio names have changed:



PORTFOLIO                     FORMERLY
---------                     --------
J.P. Morgan Money Market      WRL J.P. Morgan Money Market
AEGON Bond                    WRL AEGON Bond
Janus Growth                  WRL Janus Growth
LKCM Strategic Total Return   WRL LKCM Strategic Total
                                Return
Van Kampen Emerging Growth    WRL VKAM Emerging Growth
Alger Aggressive Growth       WRL Alger Aggressive Growth
AEGON Balanced                WRL AEGON Balanced
Federated Growth & Income     WRL Federated Growth &
                                Income
Transamerica Value Balanced   WRL Dean Asset Allocation
C.A.S.E. Growth               WRL C.A.S.E. Growth
NWQ Value Equity              WRL NWQ Value Equity
International Equity          WRL GE International Equity
GE U.S. Equity                WRL GE U.S. Equity
Third Avenue Value            WRL Third Avenue Value
J.P. Morgan Real Estate       WRL J.P. Morgan Real Estate
  Securities                    Securities
Goldman Sachs Growth          WRL Goldman Sachs Growth
Munder Net50                  WRL Goldman Sachs Small Cap
T. Rowe Price Dividend        WRL T. Rowe Price Dividend
  Growth                        Growth
T. Rowe Price Small Cap       WRL T. Rowe Price Small Cap

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3

AT DECEMBER 31, 2001


NOTE 1 -- (CONTINUED)



PORTFOLIO                     FORMERLY
---------                     --------
Salomon All Cap               WRL Salomon All Cap
Pilgrim Baxter Mid Cap        WRL Pilgrim Baxter Mid Cap
  Growth                        Growth
Dreyfus Mid Cap               WRL Dreyfus Mid Cap
Value Line Aggressive Growth  WRL Value Line Aggressive
                                Growth
Great                         WRL Great Companies -
  Companies - America(SM)       America(SM)
Great Companies -             WRL Great Companies -
  Technology(SM)                Technology(SM)
Great Companies - Global(2)   WRL Great Companies -
                                Global(2)
Gabelli Global Growth         WRL Gabelli Global Growth



Effective May 1, 2001, Munder Capital Management replaced Goldman Sachs Asset Management as sub-adviser to the portfolio. At a special shareholder meeting held on May 29, 2001, the investment restrictions, strategy and investment objective were also changed. See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.



The AEGON/Transamerica Series Fund, Inc. has entered into annually renewable investment advisory agreements for each Portfolio with AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers", formerly WRL Investment Management, Inc.) as investment adviser. Costs incurred in connection with the advisory services rendered by AEGON/ Transamerica Advisers are paid by each Portfolio. AEGON/ Transamerica Advisers has entered into sub-advisory agreements with various management companies ("Sub-Advisers"), some of which are affiliates of TOLIC. Each Sub-Adviser is compensated directly by AEGON/Transamerica Advisers. The other four Funds have each entered into a participation agreement for their respective Portfolio among the Fund, its adviser, and Transamerica.



Each period reported on within the financial statements reflects a full twelve month period, except as follows:



SUBACCOUNT                                 INCEPTION DATE
----------                                 --------------
TOLIC J.P. Morgan Money Market               05/01/2000
TOLIC AEGON Bond                             05/01/2000
TOLIC Janus Growth                           05/01/2000



SUBACCOUNT                                 INCEPTION DATE
----------                                 --------------
TOLIC LKCM Strategic Total Return            05/01/2000
TOLIC Van Kampen Emerging Growth             05/01/2000
TOLIC Alger Aggressive Growth                05/01/2000
TOLIC AEGON Balanced                         05/01/2000
TOLIC Federated Growth & Income              05/01/2000
TOLIC Transamerica Value Balanced            05/01/2000
TOLIC C.A.S.E. Growth                        05/01/2000
TOLIC NWQ Value Equity                       05/01/2000
TOLIC International Equity                   05/01/2000
TOLIC GE U.S. Equity                         05/01/2000
TOLIC Third Avenue Value                     05/01/2000
TOLIC J.P. Morgan Real Estate Securities     05/01/2000
TOLIC Goldman Sachs Growth                   05/01/2000
TOLIC Munder Net50                           05/01/2000
TOLIC T. Rowe Price Dividend Growth          05/01/2000
TOLIC T. Rowe Price Small Cap                05/01/2000
TOLIC Salomon All Cap                        05/01/2000
TOLIC Pilgrim Baxter Mid Cap Growth          05/01/2000
TOLIC Dreyfus Mid Cap                        05/01/2000
TOLIC Value Line Aggressive Growth           05/01/2000
TOLIC Great Companies - America(SM)          05/01/2000
TOLIC Great Companies - Technology(SM)       05/01/2000
TOLIC Great Companies - Global(2)            09/01/2000
TOLIC Gabelli Global Growth                  09/01/2000
Transamerica VIF Growth Portfolio            05/01/2000
Fidelity VIP III Growth Opportunities        05/01/2000
Fidelity VIP II Contrafund(R)                05/01/2000
Fidelity VIP Equity-Income                   05/01/2000



The Life Account holds assets to support the benefits under certain flexible premium variable universal life insurance policies (the "Policies") issued by TOLIC. The Life Account's equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.



The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States, have been consistently applied in the preparation of the Life Account Financial Statements. The preparation of the Financial Statements required management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3

AT DECEMBER 31, 2001


NOTE 1 -- (CONTINUED)


A.  VALUATION OF INVESTMENTS AND SECURITIES TRANSACTIONS



Investments in the Funds' shares are valued at the closing net asset value ("NAV") per share of the underlying Portfolio, which values their investment securities at fair value as determined by the Funds. Investment transactions are accounted for on the trade date at the Portfolio NAV next determined after receipt of sale or redemption orders without sales charges. Dividend income and capital gains distributions are recorded on the ex-dividend date. The cost of investments sold is determined on a first-in, first-out basis.



B.  FEDERAL INCOME TAXES



The operations of the Life Account are a part of and are taxed with the total operations of TOLIC, which is taxed as a life insurance company under the Internal Revenue Code. Under the Internal Revenue Code law, the investment income of the Life Account, including realized and unrealized capital gains, is not taxable to TOLIC as long as the earnings are credited under the policies. Accordingly, no provision for Federal income taxes has been made.



NOTE 2 -- EXPENSES AND RELATED PARTY


TRANSACTIONS



Charges are assessed by TOLIC in connection with the issuance and administration of the Policies.



A.  POLICY CHARGES



Under some forms of the Policies, a sales charge and premium taxes are deducted by TOLIC prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply.



Under all forms of the Policy, monthly charges against policy cash values are made to compensate TOLIC for costs of insurance provided.



B.  LIFE ACCOUNT CHARGES



A daily charge equal to an annual rate of 0.90 % of average daily net assets is assessed to compensate TOLIC for assumption of mortality and expense risks for administrative services in connection with issuance and administration of the Policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.



C.  RELATED PARTY TRANSACTIONS



AEGON/Transamerica Advisers is the investment adviser for the AEGON/Transamerica Series Fund, Inc. ("Fund"). The Fund has entered into annually renewable investment advisory agreements for each Portfolio. The agreements provide for an advisory fee at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio.



PORTFOLIO                                    ADVISORY FEE
---------                                    ------------
J.P. Morgan Money Market                         0.40 %
AEGON Bond                                       0.45 %
Janus Growth                                     0.80 %
LKCM Strategic Total Return                      0.80 %
Van Kampen Emerging Growth                       0.80 %
Alger Aggressive Growth                          0.80 %
AEGON Balanced                                   0.80 %
Federated Growth & Income                        0.75 %
Transamerica Value Balanced                      0.75 %
C.A.S.E. Growth                                  0.80 %
NWQ Value Equity                                 0.80 %
International Equity                             1.00 %
GE U.S. Equity                                   0.80 %
Third Avenue Value                               0.80 %
J.P. Morgan Real Estate Securities               0.80 %
Goldman Sachs Growth(1)                          0.90 %
Munder Net50                                     0.90 %
T. Rowe Price Dividend Growth(1)                 0.90 %
T. Rowe Price Small Cap                          0.75 %
Salomon All Cap(1)                               0.90 %
Pilgrim Baxter Mid Cap Growth(1)                 0.90 %
Dreyfus Mid Cap(2)                               0.85 %
Value Line Aggressive Growth                     0.80 %
Great Companies - America(SM)                    0.80 %
Great Companies - Technology(SM)                 0.80 %
Great Companies - Global(2)                      0.80 %
Gabelli Global Growth(3)                         1.00 %



(1)AEGON/Transamerica Advisers receives compensation for its services at 0.90 % for the first $ 100 million of the Portfolio's average daily net assets; and
   0.80 % for the Portfolio's average daily net assets above $ 100 million.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3

AT DECEMBER 31, 2001


NOTE 2 -- (CONTINUED)


(2)AEGON/Transamerica Advisers receives compensation for its services at 0.85 % for the first $ 100 million of the Portfolio's average daily net assets; and
   0.80 % for the Portfolio's average daily net assets above $ 100 million.



(3)AEGON/Transamerica Advisers receives compensation for its services at 1.00 % for the first $ 500 million of the Portfolio's average daily net assets;
   0.90 % of assets over $ 500 million up to $ 1 billion; and 0.80 % of assets in excess of $ 1 billion.



On August 24, 2001, AEGON/Transamerica Advisers entered into a interim sub-advisory agreement with Transamerica Investment Management, LLC ("Transamerica") to provide investment services to the Transamerica Value Balanced portfolio and compensate Transamerica as described in the Fund's Statement of Additional Information. In a Special Meeting held on December 14, 2001, shareholders approved a new sub-advisory agreement between AEGON/Transamerica Advisers and Transamerica. Transamerica is an indirect wholly owned subsidiary of AEGON NV.



AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AEGON/Transamerica Advisers and AEGON/ Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation and an affiliate of TOLIC.



NOTE 3 -- DIVIDEND DISTRIBUTIONS



Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Funds is reflected daily in the accumulation unit value used to calculate the equity value within the Life Account. Consequently, a dividend distribution by the underlying Fund does not change either the accumulation unit value or equity values within the Life Account.



NOTE 4 -- SECURITIES TRANSACTIONS



Securities transactions for the period ended December 31, 2001, are as follows (in thousands):



                                      PURCHASES      PROCEEDS
                                          OF        FROM SALES
SUBACCOUNT                            SECURITIES   OF SECURITIES
----------                            ----------   -------------
TOLIC J.P. Morgan Money Market          $ 159          $ 77
TOLIC AEGON Bond                           12             1
TOLIC Janus Growth                        132            25
TOLIC LKCM Strategic Total Return           2             1
TOLIC Van Kampen Emerging Growth          111            44
TOLIC Alger Aggressive Growth              45            12
TOLIC AEGON Balanced                       77            22
TOLIC Federated Growth & Income            46            15
TOLIC Transamerica Value Balanced           6             1
TOLIC C.A.S.E. Growth                       2             0
TOLIC NWQ Value Equity                      2             0
TOLIC International Equity                 24             2
TOLIC GE U.S. Equity                       21             1
TOLIC Third Avenue Value                   14             1
TOLIC J.P. Morgan Real Estate
  Securities                                6             0
TOLIC Goldman Sachs Growth                  8             2
TOLIC Munder Net50                          1             1
TOLIC T. Rowe Price Dividend Growth         1             1
TOLIC T. Rowe Price Small Cap               6             1
TOLIC Salomon All Cap                     106            51
TOLIC Pilgrim Baxter Mid Cap Growth        40             3
TOLIC Dreyfus Mid Cap                      38            13
TOLIC Value Line Aggressive Growth          1             1
TOLIC Great Companies - America(SM)        25            11
TOLIC Great
  Companies - Technology(SM)               15             2
TOLIC Great Companies - Global(2)           0             0
TOLIC Gabelli Global Growth                32            11
Transamerica VIF Growth                   149            28
Fidelity VIP III Growth
  Opportunities                            35             4
Fidelity VIP II Contrafund(R)              32             8
Fidelity VIP Equity-Income                 20             5



NOTE 5 -- FINANCIAL HIGHLIGHTS



Per unit information has been computed using average units outstanding throughout each period. Total return is not annualized for periods of less than one year. The ratio of net investment income (loss) to average net assets is annualized for periods of less than one year. The expense ratio considers only the expenses borne directly by the separate account and excludes expenses incurred directly by the underlying funds.

                         Report of Independent Auditors



The Board of Directors


Transamerica Occidental Life Insurance Company



We have audited the accompanying statutory-basis balance sheets of Transamerica Occidental Life Insurance Company, an indirect, wholly-owned subsidiary of AEGON N.V., as of December 31, 2001 and 2000, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2001. Our audits also included the accompanying statutory-basis financial statement schedules required by Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.



In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Transamerica Occidental Life Insurance Company at December 31, 2001 and 2000, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2001.



However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Occidental Life Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash



0110-0237858
flow for each of the three years in the period ended December 31, 2001, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.



As described in Note 2 to the financial statements, in 2001 Transamerica Occidental Life Insurance Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Insurance Division, Department of Commerce, of the State of Iowa.


                                            /s/ ERNST & YOUNG LLP


Des Moines, Iowa


February 15, 2002



0110-0237858

                 Transamerica Occidental Life Insurance Company


                       Balance Sheets -- Statutory Basis

                (Dollars in Thousands, Except per Share Amounts)


                                                                      DECEMBER 31
                                                                 2001             2000
                                                              ----------------------------
ADMITTED ASSETS
Cash and invested assets:
   Bonds                                                      $13,994,027      $14,404,438
   Preferred stocks:
      Affiliated entities                                           1,068            1,740
      Other                                                        71,829           77,603
   Common stocks:
      Affiliated entities (cost: 2001 -- 415,348;
         2000 -- $335,248)                                        964,082          849,503
      Other (cost: 2001 -- 411,193; 2000 -- $479,874)             421,560          600,594
   Mortgage loans on real estate                                1,691,144        1,140,481
      Real estate                                                  85,496           96,219
      Policy loans                                                411,306          417,849
      Cash and short-term investments                             172,913          100,681
      Receivables for securities                                       --            4,454
      Net short-term notes receivable from affiliates             114,795           23,702
      Other invested assets                                       601,144          278,629
                                                              ----------------------------
Total cash and invested assets                                 18,529,364       17,995,893
Federal and foreign income tax recoverable                         40,456               --
Net deferred income tax asset                                     105,070               --
Accrued investment income                                         219,386          230,386
Premiums deferred and uncollected                                 243,404          215,315
Reinsurance receivable                                            116,195          271,365
Accounts receivable                                               103,620          159,949
General agents pension fund                                        55,040          109,553
Funds withheld by affiliates                                      562,853          262,448
Other admitted assets                                             183,331          166,998
Separate account assets                                         4,124,050        4,191,889
                                                              ----------------------------
   Total admitted assets                                      $24,282,769      $23,603,796
                                                              ============================



See accompanying notes.



0110-0237858

                                                                      DECEMBER 31
                                                                 2001             2000
                                                              ----------------------------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
   Aggregate reserves for policies and contracts:
      Life                                                    $ 5,329,698      $ 5,341,927
      Annuity                                                   3,755,862        3,977,426
      Accident and health                                          74,034          125,586
   Liability for deposit-type contracts                         4,918,103        4,217,255
  Policy and contract claim reserves
      Life                                                         32,527          351,135
      Accident and health                                         104,983           43,341
   Other policyholders' funds                                      15,035           15,785
   Municipal reverse repurchase agreements                        368,209          438,723
   Remittances and items not allocated                            119,068          124,862
   Asset valuation reserve                                        179,307          331,625
   Interest maintenance reserve                                    90,208           16,139
   Funds held under coinsurance and other reinsurance
      treaties                                                  2,591,742        2,520,027
   Reinsurance in unauthorized reinsurers                          77,809           33,682
   Commissions and expense allowances payable on
      reinsurance assumed                                          23,126           95,725
   Payable for securities                                          45,946               --
   Federal and foreign income taxes payable                            --           22,694
   Payable to affiliates                                           20,077           26,084
   Transfers to separate accounts due or accrued                  (81,230)         (81,118)
   Other liabilities                                              553,937          411,833
   Separate account liabilities                                 4,004,807        4,046,600
                                                              ----------------------------
Total liabilities                                              22,223,248       22,059,331
COMMITMENTS AND CONTINGENCIES (Note 10)
Capital and surplus:
   Common stock, $12.50 par value, 4,000,000 shares
      authorized, 2,206,933 issued and outstanding                 27,587           27,587
   Paid-in surplus                                                889,600          589,600
   Unassigned surplus                                           1,142,334          927,278
                                                              ----------------------------
Total capital and surplus                                       2,059,521        1,544,465
                                                              ----------------------------
Total liabilities and capital and surplus                     $24,282,769      $23,603,796
                                                              ============================


See accompanying notes.


0110-0237858

                 Transamerica Occidental Life Insurance Company


                  Statements of Operations -- Statutory Basis

                             (Dollars in Thousands)


                                                                      YEAR ENDED DECEMBER 31
                                                               2001            2000            1999
                                                            ------------------------------------------
Revenues:
   Premiums and other considerations, net of
      reinsurance:
      Life                                                  $1,176,575      $1,270,078      $1,192,299
      Annuity                                                  492,944       1,179,915         681,901
      Accident and health                                       66,672         118,827          57,531
   Net investment income                                     1,194,667       1,108,214       1,125,042
   Amortization of interest maintenance reserve                    629          (2,359)          4,739
   Commissions and expense allowances on reinsurance
      ceded                                                    308,252         415,788         469,910
   Income from fees associated with investment
      management, administration and contract guarantees
      for separate accounts                                     34,348          36,536          16,821
   Other income                                                232,625         153,589         528,952
                                                            ------------------------------------------
                                                             3,506,712       4,280,588       4,077,195
Benefits and expenses:
   Benefits paid or provided for:
      Life and accident and health                             562,473         723,471         402,475
      Surrender benefits                                     1,231,866       1,136,953         694,766
      Other benefits                                           721,076         924,707         935,940
      Increase (decrease) in aggregate reserves for
         policies and contracts:
         Life                                                  423,176         328,852         392,921
         Annuity                                              (175,893)       (181,511)       (145,685)
         Accident and health                                   (30,092)         (3,632)         19,578
         Other                                                      --          10,792          (7,225)
                                                            ------------------------------------------
                                                             2,732,606       2,939,632       2,292,770
Insurance expenses:
   Commissions                                                 481,455         680,635         691,802
   General insurance expenses                                  249,466         331,316         272,168
   Taxes, licenses and fees                                     33,889          42,636          53,309
   Net transfer to (from) separate accounts                    (42,615)        175,350          50,572
   Reinsurance reserve adjustments                                  --          47,887         509,668
   Other                                                         6,229         138,410          22,767
                                                            ------------------------------------------
                                                               728,424       1,416,234       1,600,286
                                                            ------------------------------------------
                                                             3,461,030       4,355,866       3,893,056
                                                            ------------------------------------------
Gain (loss) from operations before dividends to
   policyholders, federal income tax expense (benefit)
   and net realized capital gains                               45,682         (75,278)        184,139
Dividends to policyholders                                       9,073           9,377           9,294
                                                            ------------------------------------------
Gain (loss) from operations before federal income tax
   expense (benefit) and net realized capital gains             36,609         (84,655)        174,845
Federal income tax expense (benefit)                           (11,575)          6,152          30,330
                                                            ------------------------------------------
Gain (loss) from operations before net realized capital
   gains on investments                                         48,184         (90,807)        144,515
Net realized capital gains on investments (net of
   related federal income taxes and amounts transferred
   from/to interest maintenance reserve)                        13,610         292,197          17,515
                                                            ------------------------------------------
Net income                                                  $   61,794      $  201,390      $  162,030
                                                            ==========================================


See accompanying notes.


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

                 Transamerica Occidental Life Insurance Company


        Statements of Changes in Capital and Surplus -- Statutory Basis

                             (Dollars in Thousands)


                                                                                          TOTAL
                                            COMMON       PAID-IN       UNASSIGNED      CAPITAL AND
                                             STOCK       SURPLUS        SURPLUS          SURPLUS
                                            ------------------------------------------------------
Balance at January 1, 1999                  $27,587      $372,538      $1,444,037      $1,844,162
   Net income                                   --             --         162,030         162,030
   Change in non-admitted assets                --             --          (2,824)         (2,824)
   Change in unrealized capital gains           --             --         119,420         119,420
   Change in asset valuation reserve            --             --        (178,342)       (178,342)
   Dividend to stockholder                      --             --         (79,000)        (79,000)
   Change in liability for reinsurance
      in unauthorized companies                 --             --          (4,646)         (4,646)
   Change in surplus in separate
      accounts                                  --             --          16,637          16,637
   Change in surplus due to reinsurance         --             --         (35,865)        (35,865)
   Prior year adjustments                       --             --         (14,710)        (14,710)
   Capital contribution                         --        137,062              --         137,062
                                            ------------------------------------------------------
Balance at December 31, 1999                27,587        509,600       1,426,737       1,963,924
   Net income                                   --             --         201,390         201,390
   Change in non-admitted assets                --             --          42,867          42,867
   Change in unrealized capital gains           --             --        (528,752)       (528,752)
   Change in asset valuation reserve            --             --         247,333         247,333
   Cash dividend to stockholder                 --             --        (135,000)       (135,000)
   Dividend of subsidiary to stockholder        --             --        (210,386)       (210,386)
   Change in liability for reinsurance
      in unauthorized companies                 --             --         (19,364)        (19,364)
   Change in surplus in separate
      accounts                                  --             --         (16,755)        (16,755)
   Change in surplus due to reinsurance         --             --           9,587           9,587
   Partnership termination                      --             --         (46,671)        (46,671)
   Prior year adjustments                       --             --         (43,708)        (43,708)
   Capital contribution                         --         80,000              --          80,000
                                            ------------------------------------------------------
Balance at December 31, 2000                27,587        589,600         927,278       1,544,465
   Cumulative effect of change in
      accounting principles                     --             --          59,703          59,703
   Net income                                   --             --          61,794          61,794
   Change in non-admitted assets                --             --          47,524          47,524
   Change in unrealized capital gains           --             --        (110,781)       (110,781)
   Change in asset valuation reserve            --             --         152,318         152,318
   Tax benefit on stock options
      exercised                                 --             --               2               2
   Change in liability for reinsurance
      in unauthorized companies                 --             --         (44,127)        (44,127)
   Change in surplus in separate
      accounts                                  --             --         (26,046)        (26,046)
   Change in net deferred income tax
      asset                                     --             --          60,600          60,600
   Change in surplus due to reinsurance         --             --          10,659          10,659
   Correction of error                          --             --           3,410           3,410
   Capital contribution                         --        300,000              --         300,000
                                            ------------------------------------------------------
Balance at December 31, 2001                $27,587      $889,600      $1,142,334      $2,059,521
                                            ======================================================


See accompanying notes.


0110-0237858


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

                 Transamerica Occidental Life Insurance Company


                   Statements of Cash Flow -- Statutory Basis

                             (Dollars in Thousands)


                                                            YEAR ENDED DECEMBER 31
                                                    2001             2000             1999
                                                 ---------------------------------------------
OPERATING ACTIVITIES
Premiums and annuity considerations              $ 1,705,802      $ 1,676,491      $   319,552
Other policy proceeds and considerations                  --          278,093          212,546
Allowances and reserve adjustments received
  on reinsurance ceded                               359,414          443,651        1,861,584
Investment income received                         1,230,605        1,119,095        1,088,846
Other income received                                420,057        1,851,376          141,247
Life and accident and health claims paid            (612,487)        (665,369)        (266,727)
Surrender benefits and other fund withdrawals
  paid                                            (1,343,332)      (1,137,020)        (695,777)
Annuity and other benefits paid                     (760,578)        (653,975)        (962,151)
Commissions, other expenses and taxes paid          (856,560)      (1,083,271)      (1,027,317)
Dividends paid to policyholders                       (9,189)          (9,820)          (9,136)
Federal income taxes received (paid)                (165,655)         208,049         (146,945)
Reinsurance reserve transfers and other           (1,067,197)        (546,720)        (618,898)
                                                 ---------------------------------------------
Net cash provided by (used in) operating
  activities                                      (1,099,120)       1,480,580         (103,176)
INVESTING ACTIVITIES
Proceeds from investments sold, matured or
  repaid:
   Bonds                                           8,563,654        5,872,493        2,993,985
   Stocks                                            443,059        2,122,089          220,666
   Mortgage loans                                    117,761           15,173           11,248
   Real estate                                         4,938               --            3,050
   Other invested assets                              25,831            6,394              200
   Miscellaneous proceeds                             84,864            1,079              407
                                                 ---------------------------------------------
Total investment proceeds                          9,240,107        8,017,228        3,229,556
Income taxes paid on net realized capital
  gains                                              (61,074)        (178,914)              --
                                                 ---------------------------------------------
Net proceeds from sales, maturities, or
  repayments of investments                        9,179,033        7,838,314        3,229,556



0110-0237858


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

                 Transamerica Occidental Life Insurance Company



            Statements of Cash Flow -- Statutory Basis--(Continued)


                             (Dollars in Thousands)



                                                            YEAR ENDED DECEMBER 31
                                                    2001             2000             1999
                                                 ---------------------------------------------
INVESTING ACTIVITIES--(CONTINUED)
Cost of investments acquired:
   Bonds                                         $(8,111,235)     $(7,506,987)     $(3,656,035)
   Stocks                                           (434,984)      (1,273,183)        (611,404)
   Mortgage loans                                   (667,399)        (771,604)          (9,800)
   Real estate                                          (370)          (1,287)          (5,064)
   Other invested assets                            (398,649)        (132,908)         (35,204)
   Miscellaneous applications                        (40,278)          (1,242)         (93,194)
                                                 ---------------------------------------------
Total cost of investments acquired                (9,652,915)      (9,687,211)      (4,410,701)
Net decrease (increase) in policy loans                6,543           (8,315)           1,094
                                                 ---------------------------------------------
Net cost of investments acquired                  (9,646,372)      (9,695,526)      (4,409,607)
                                                 ---------------------------------------------
Net cash used in investing activities               (467,339)      (1,857,212)      (1,180,051)
FINANCING AND MISCELLANEOUS ACTIVITIES
Other cash provided:
   Capital and surplus paid-in                       300,000           80,000          137,062
   Deposits on deposit-type contract funds
     and other liabilities without life or
     disability contingencies                      3,107,416               --               --
   Other sources                                   2,227,912        1,971,505          914,148
                                                 ---------------------------------------------
Total other cash provided                          5,635,328        2,051,505        1,051,210
Other cash applied:
   Dividends paid to stockholder                          --         (135,000)         (79,000)
   Withdrawals on deposit-type contract funds
     and other liabilities without life or
     disability contingencies                     (2,720,630)              --               --
   Other applications, net                        (1,276,007)      (1,571,646)         (70,086)
                                                 ---------------------------------------------
Total other cash applied                          (3,996,637)      (1,706,646)        (149,086)
                                                 ---------------------------------------------
Net cash provided by financing and
  miscellaneous activities                         1,638,691          344,859          902,124
                                                 ---------------------------------------------
Net increase (decrease) in cash and
  short-term investments                              72,232          (31,773)        (381,103)
Cash and short-term investments:
   Beginning of year                                 100,681          132,454          513,557
                                                 ---------------------------------------------
   End of year                                   $   172,913      $   100,681      $   132,454
                                                 =============================================


See accompanying notes.


0110-0237858

                 Transamerica Occidental Life Insurance Company


                Notes to Financial Statements -- Statutory Basis

                             (Dollars in Thousands)
                               December 31, 2001


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



Transamerica Occidental Life Insurance Company (the Company) is a stock life insurance company domiciled in Iowa. The Company is a wholly-owned subsidiary of Transamerica Insurance Corporation, which is an indirect wholly-owned subsidiary of Transamerica Corporation (Transamerica). Transamerica is a wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands. The Company has two wholly-owned insurance subsidiaries:
Transamerica Life Insurance and Annuity Company (TALIAC) and Transamerica Life Insurance Company of New York (TONY). As discussed in Note 14, in 2000, the Company transferred its entire ownership interest in its subsidiary, Transamerica Life Insurance Company of Canada, in the form of a dividend to its parent. Also in 2000, the Company was redomiciled from California to Iowa.


NATURE OF BUSINESS

The Company engages in providing life insurance, pension and annuity products, reinsurance, structured settlements and investment products which are distributed through a network of independent and company-affiliated agents and independent brokers. The Company's customers are primarily in the United States and are distributed in 49 states.

BASIS OF PRESENTATION

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

        Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their National


0110-0237858

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)



        Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale.


        All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, changes in prepayment assumptions were accounted for in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

        Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of shareholder's equity rather than to income as required under GAAP.

        Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in


0110-0237858

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)


        investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

        Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Prior to January 1, 2001, valuation allowances were based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

        The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of an other-than-temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.


        Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.



        The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.



0110-0237858

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)


        Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

        Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

        Separate Accounts With Guarantees: Some of the Company's separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

        Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

        Universal Life and Annuity Policies: Subsequent to January 1, 2001, revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received for and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Prior to January 1, 2001, all revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Under GAAP, for universal life, premiums received in excess


0110-0237858

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)


        of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

        Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

        Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

        Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

        Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.


        Deferred Income Taxes: Effective January 1, 2001, deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10 percent of capital and surplus excluding any net deferred income tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Prior to January 1, 2001, deferred federal income taxes were not provided for differences between the financial



0110-0237858

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)



        statement amounts and tax bases of assets and liabilities. Under GAAP, states taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in future years, and a valuation allowance is established for deferred income tax assets not expected to be realizable.


        Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

        Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of these variances have not been determined by the Company, but are presumed to be material.

INVESTMENTS


Investments in bonds [except those to which the Securities Valuation Office
(SVO) of the NAIC has ascribed a value], mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of unaffiliated companies are carried at market value. Common stock of the Company's affiliated insurance subsidiaries are recorded at the equity in statutory-basis net assets. Real estate is reported at cost less allowances for depreciation. Depreciation of real estate is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and limited partnerships, which are recorded at equity in underlying net assets, and derivative financial instruments, which



0110-0237858

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)



are valued in accordance with the NAIC Accounting Practices and Procedures Manual and Practices and Procedures Manual of the SVO. All derivative instruments are used for hedging purposes and valued on a basis consistent with the hedged item.


The Company uses swaps, interest rate caps and floors, options, swaptions and certain other derivatives as part of its overall interest rate risk management strategy for certain life insurance and annuity products. As the Company only uses derivatives for hedging purposes, the Company values all derivative instruments on a consistent basis as the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold.

Interest rate swap contracts are used to convert the interest rate characteristics (fixed or variable) of certain investments to match those of the related insurance liabilities that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

Interest rate caps and floors are used to limit the effects of changing interest rates on yields of variable rate or short-term assets or liabilities. The initial cost of any such agreements is amortized to net investment income over the life of the agreement. Periodic payments that are receivable as a result of the agreements are accrued as an adjustment of interest income or benefits from the hedged item.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.


0110-0237858

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)


Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. During 2001, 2000, and 1999, the Company excluded investment income due and accrued of $9,659, $1,518, and $-0-, respectively, with respect to such practices.

PREMIUMS

Subsequent to January 1, 2001, revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. These revenues are recognized when due. Premiums received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Prior to January 1, 2001, life, annuity, accident and health premiums were recognized as revenue when due.

AGGREGATE POLICY RESERVES

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves


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                 Transamerica Occidental Life Insurance Company



         Notes to Financial Statements -- Statutory Basis--(Continued)


                             (Dollars in Thousands)


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)


are calculated using interest rates ranging from 2.00 to 9.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.00 to
12.00 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GIC)s and funding agreements classified as life-type contracts as defined in Statement of Statutory Accounting Principles (SSAP) No. 50 "Classifications and Definitions of Insurance or Managed Care Contracts In Force." These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioners' Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

POLICY AND CONTRACT CLAIM RESERVES

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency, and are continually reviewed and adjusted as necessary as experience develops or new information becomes available.


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                 Transamerica Occidental Life Insurance Company



         Notes to Financial Statements -- Statutory Basis--(Continued)


                             (Dollars in Thousands)


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)


LIABILITY FOR DEPOSIT-TYPE CONTRACTS

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease directly to the liability balance, and are not reflected as premiums, benefits or changes in reserve in the statement of operations.

SEPARATE ACCOUNTS

Assets held in trust for purchases of variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received variable contract premiums of $191,967, $350,784, and $255,210 in 2001, 2000, and 1999, respectively.

OTHER INCOME

Other income consists primarily of profit sharing on reinsurance ceded and reserve adjustments on ceded modified coinsurance transactions.

REINSURANCE

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in surplus and will be amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.


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                 Transamerica Occidental Life Insurance Company



         Notes to Financial Statements -- Statutory Basis--(Continued)


                             (Dollars in Thousands)


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)


PRIOR YEAR ADJUSTMENTS

Prior year adjustments charged directly to surplus in 2001 relate to various suspense account adjustments of $3,410. These adjustments were made to balances in existence at December 31, 2000 and this write off has been treated as a correction of an error.

Prior year adjustments charged directly to surplus in 2000 relate to expenses incurred for sales practices litigation of $8,199, the write off of software of $30,043 and suspense adjustments of $5,466. There was no overall impact to surplus resulting from the software write off as this item was previously nonadmitted.

Prior year adjustments charged directly to surplus in 1999 relate primarily to expenses incurred for sales practices litigation of $7,710 and a suspense asset adjustment of $7,000.

RECLASSIFICATIONS

Certain reclassifications have been made to the 2000 and 1999 financial statements to conform to the 2001 presentation.


2.   ACCOUNTING CHANGES


The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of Iowa. Effective January 1, 2001, the State of Iowa required that insurance companies domiciled in the State of Iowa prepare their statutory-basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of Iowa Commissioner of Insurance.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As


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                 Transamerica Occidental Life Insurance Company



         Notes to Financial Statements -- Statutory Basis--(Continued)


                             (Dollars in Thousands)


2.   ACCOUNTING CHANGES--(CONTINUED)



a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased capital and surplus, of $59,703 as of January 1, 2001. This amount was made up by the establishment of deferred income tax assets of $58,009 and investment adjustments that increased surplus by $12,724, offset by the establishment of a guaranty fund accrual of $4,317 and the establishment of a vacation accrual amount of $6,713.



3.   FAIR VALUES OF FINANCIAL INSTRUMENTS


The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

        Investment securities: Fair values for fixed maturity securities (including preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities, other than affiliated entities, are based on quoted market prices.

        Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.


        Interest rate floors, caps, swaps, and swaptions and currency swaps: Estimated fair value of interest rate floors and caps are based upon the latest quoted market price. Estimated fair value of swaps, including interest rate swaps and swaptions and currency swaps, are based upon the pricing differential for similar swap agreements. The carrying value of these items is included with other invested assets on the balance sheet.


        Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

        Net short-term notes receivable from affiliates: The fair value for net short-term notes receivable from affiliates approximate their carrying value.


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                 Transamerica Occidental Life Insurance Company



         Notes to Financial Statements -- Statutory Basis--(Continued)


                             (Dollars in Thousands)


3.   FAIR VALUES OF FINANCIAL INSTRUMENTS--(CONTINUED)


        Separate Account Assets: The fair value of separate account assets are based on quoted market prices.

        Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

        Separate Account Annuity Liabilities: Separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Fair values for the Company's insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.


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                 Transamerica Occidental Life Insurance Company



         Notes to Financial Statements -- Statutory Basis--(Continued)


                             (Dollars in Thousands)


3.   FAIR VALUES OF FINANCIAL INSTRUMENTS--(CONTINUED)


The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:


                                                             DECEMBER 31
                                                2001                              2000
                                    ----------------------------      ----------------------------
                                     CARRYING                          CARRYING
                                      AMOUNT         FAIR VALUE         AMOUNT         FAIR VALUE
                                    --------------------------------------------------------------
ADMITTED ASSETS
Bonds                               $13,994,027      $14,318,212      $14,404,438      $14,562,288
Preferred stocks other than
  affiliates                             71,829           71,781           77,603           78,621
Common stocks other than
  affiliates                            421,560          421,560          600,594          600,594
Mortgage loans on real estate         1,691,144        1,725,209        1,140,481        1,170,426
Policy loans                            411,306          411,306          417,849          417,849
Floors, caps, options and
  swaptions                              20,460           23,573           47,543          109,800
Interest rate and currency swaps         19,037           (9,528)          10,994           11,367
Cash and short-term investments         172,913          172,913          100,681          100,681
Net short-term notes receivable
  from affiliates                       114,795          114,795           23,702           23,702
Separate account assets               4,124,050        4,124,050        4,191,889        4,191,889
LIABILITIES
Investment contract liabilities       7,129,511        7,023,710        7,275,853        7,187,031
Separate account annuity
  liabilities                         3,950,263        4,022,537        3,919,092        4,022,404



4.   INVESTMENTS


The Company's investment in common stocks of its wholly-owned subsidiaries, based on the statutory capital and surplus of the subsidiaries, is summarized as follows:


                                                                              CARRYING
                                                                  COST         AMOUNT
                                                                ----------------------
DECEMBER 31, 2001
TALIAC                                                          $298,418      $931,476
TONY                                                              98,600        32,606
Other                                                             18,330            --
                                                                ----------------------
                                                                $415,348      $964,082
                                                                ======================



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                 Transamerica Occidental Life Insurance Company



         Notes to Financial Statements -- Statutory Basis--(Continued)


                             (Dollars in Thousands)


4.   INVESTMENTS--(CONTINUED)



                                                                              CARRYING
                                                                  COST         AMOUNT
                                                                ----------------------
DECEMBER 31, 2000
TALIAC                                                          $238,418      $823,859
TONY                                                              83,600        25,470
Other                                                             13,230           174
                                                                ----------------------
                                                                $335,248      $849,503
                                                                ======================


Certain statutory basis financial information with respect to TALIAC and TONY, the Company's wholly-owned insurance subsidiaries, is as follows:

                                                                      DECEMBER 31
                                                                 2001             2000
                                                              ----------------------------
SUMMARY STATUTORY-BASIS BALANCE SHEETS
Cash and investments                                          $17,439,047      $15,244,044
Other assets                                                    6,257,332        6,492,031
                                                              ----------------------------
Total assets                                                   23,696,379       21,736,075
Aggregate reserves                                             13,332,009       11,067,366
Other liabilities                                               9,400,288        9,819,380
                                                              ----------------------------
Total liabilities                                              22,732,297       20,886,746
                                                              ----------------------------
Total capital and surplus                                     $   964,082      $   849,329
                                                              ============================

                                                              YEAR ENDED DECEMBER 31
                                                       2001            2000            1999
                                                    ------------------------------------------
SUMMARY STATUTORY-BASIS STATEMENTS OF INCOME
Revenues                                            $6,606,843      $7,429,428      $7,509,559
Expenses and taxes                                   6,683,417       7,342,603       7,453,829
                                                    ------------------------------------------
Net income                                          $  (76,574)     $   86,825      $   55,730
                                                    ==========================================


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                 Transamerica Occidental Life Insurance Company



         Notes to Financial Statements -- Statutory Basis--(Continued)


                             (Dollars in Thousands)


4.   INVESTMENTS--(CONTINUED)


The carrying value and estimated fair value of investments in bonds and preferred stock were as follows:


                                                           GROSS           GROSS          ESTIMATED
                                         CARRYING        UNREALIZED      UNREALIZED         FAIR
                                           VALUE           GAINS           LOSSES           VALUE
                                        ------------------------------------------------------------
DECEMBER 31, 2001
United States Government and
  agencies                              $   589,852       $  5,275        $    339       $   594,788
State, municipal and other
  government                                241,086         21,819             840           262,065
Public utilities                          1,277,568         51,514          21,107         1,307,975
Industrial and miscellaneous              8,779,383        437,071         158,900         9,057,554
Mortgage and other asset-backed
  securities                              3,106,138         61,561          71,869         3,095,830
                                        ------------------------------------------------------------
                                         13,994,027        577,240         253,055        14,318,212
Preferred stocks                             71,829          1,281           1,329            71,781
                                        ------------------------------------------------------------
                                        $14,065,856       $578,521        $254,384       $14,389,993
                                        ============================================================
DECEMBER 31, 2000
United States Government and
  agencies                              $   722,783       $  8,263        $    959       $   730,087
State, municipal and other
  government                                344,859         53,300             669           397,490
Public utilities                          1,453,514         56,108          28,252         1,481,370
Industrial and miscellaneous              9,255,458        296,606         285,486         9,266,578
Mortgage and other asset-backed
  securities                              2,627,824         77,521          18,582         2,686,763
                                        ------------------------------------------------------------
                                         14,404,438        491,798         333,948        14,562,288
Preferred stocks                             77,603          6,622           5,604            78,621
                                        ------------------------------------------------------------
                                        $14,482,041       $498,420        $339,552       $14,640,909
                                        ============================================================


The carrying value and estimated fair value of bonds at December 31, 2001, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.


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                 Transamerica Occidental Life Insurance Company



         Notes to Financial Statements -- Statutory Basis--(Continued)


                             (Dollars in Thousands)


4.   INVESTMENTS--(CONTINUED)



                                                                                ESTIMATED
                                                               CARRYING           FAIR
                                                                AMOUNT            VALUE
                                                              ----------------------------
Due in one year or less                                       $   349,953      $   357,115
Due after one year through five years                           2,601,682        2,681,159
Due after five years through ten years                          2,361,549        2,431,912
Due after ten years                                             5,574,705        5,752,196
Mortgage and other asset-backed securities                      3,106,138        3,095,830
                                                              ----------------------------
                                                              $13,994,027      $14,318,212
                                                              ============================


A detail of net investment income is presented below:

                                                              YEAR ENDED DECEMBER 31
                                                       2001            2000            1999
                                                    ------------------------------------------
Interest on bonds and preferred stocks              $1,090,350      $1,068,590      $  994,418
Dividends from common stocks                             2,390           5,332          53,192
Interest on mortgage loans                             106,538          49,068          28,314
Rental income on real estate                            25,496          30,180          28,008
Interest on policy loans                                28,095          22,994          27,086
Cash and short-term investments                          9,982           5,938          10,526
Other investment income                                  2,622          18,427          16,343
                                                    ------------------------------------------
                                                     1,265,473       1,200,529       1,157,887
Less investment expenses                               (70,806)        (92,315)        (32,845)
                                                    ------------------------------------------
Net investment income                               $1,194,667      $1,108,214      $1,125,042
                                                    ==========================================

Proceeds from sales and maturities of bonds and related gross realized capital gains and losses were as follows:

                                                              YEAR ENDED DECEMBER 31
                                                    ------------------------------------------
                                                       2001            2000            1999
                                                    ------------------------------------------
Proceeds                                            $8,563,654      $5,872,493      $2,993,985
                                                    ==========================================
Gross realized gains                                $  221,180      $   94,531      $   46,135
Gross realized losses                                 (200,610)       (157,019)        (43,142)
                                                    ------------------------------------------
Net realized capital gains (losses)                 $   20,570      $  (62,488)     $    2,993
                                                    ==========================================

Gross realized losses in 2001 include $94,439 that relates to losses recognized on other than temporary declines in market values of debt securities.


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                 Transamerica Occidental Life Insurance Company



         Notes to Financial Statements -- Statutory Basis--(Continued)


                             (Dollars in Thousands)


4.   INVESTMENTS--(CONTINUED)


At December 31, 2001, investments with an aggregate carrying value of $4,165 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.


Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:



                                                                      REALIZED
                                                       --------------------------------------
                                                               YEAR ENDED DECEMBER 31
                                                         2001           2000           1999
                                                       --------------------------------------
Bonds                                                  $  20,570      $ (62,488)     $  2,993
Preferred stocks                                          (9,175)         6,124        (6,085)
Common stocks                                             19,878        499,621        41,011
Derivatives                                               90,144           (103)      (92,870)
Gain from transfer of Taiwan branch (Note 15)             75,125             --            --
Other                                                      5,847        (16,983)        2,470
                                                       --------------------------------------
                                                         202,389        426,171       (52,481)
Federal income tax effect                               (114,082)      (178,914)       71,941
Transfer from (to) interest maintenance reserve          (74,697)        44,940        (1,945)
                                                       --------------------------------------
Net realized capital gains on investments              $  13,610      $ 292,197      $ 17,515
                                                       ======================================



The derivative loss of $92,870 in 1999 primarily resulted from the net pretax loss incurred on an ineffective equity collar hedge (see Note 11).



                                                                CHANGE IN UNREALIZED
                                                       --------------------------------------
                                                               YEAR ENDED DECEMBER 31
                                                         2001           2000           1999
                                                       --------------------------------------
Bonds                                                  $   5,670      $ (10,264)     $ (5,756)
Preferred stocks                                           2,346         (4,499)        2,271
Common stocks                                            (75,874)      (512,790)      125,177
Mortgage loans                                             1,745         (1,791)           --
Derivatives                                              (36,737)         1,342            --
Other invested assets                                     (7,931)          (750)       (2,272)
                                                       --------------------------------------
Change in unrealized capital gains                     $(110,781)     $(528,752)     $119,420
                                                       ======================================



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                 Transamerica Occidental Life Insurance Company



         Notes to Financial Statements -- Statutory Basis--(Continued)


                             (Dollars in Thousands)


4.   INVESTMENTS--(CONTINUED)


Gross unrealized gains and gross unrealized losses on common stock of unaffiliated entities are as follows:

                                                                     DECEMBER 31
                                                                  2001          2000
                                                                ----------------------
Unrealized gains                                                $ 40,756      $172,202
Unrealized losses                                                (30,389)      (51,482)
                                                                ----------------------
Net unrealized gains                                            $ 10,367      $120,720
                                                                ======================

During 2001, the Company issued mortgage loans with interest rates ranging from 3.90% to 8.72%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 89%. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

At December 31, 2001 and 2000, the Company held a mortgage loan loss reserve in the AVR of $12,167 and $6,792, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

           GEOGRAPHIC DISTRIBUTION                           PROPERTY TYPE DISTRIBUTION
---------------------------------------------       ---------------------------------------------
                                DECEMBER 31                                         DECEMBER 31
                               2001      2000                                      2001      2000
                               --------------                                      --------------
Pacific                         29%       35%       Office                          36%       38%
South Atlantic                  25        24        Apartment                       19        18
Middle Atlantic                 10        11        Retail                          19        18
W. South Central                 9         5        Industrial                      17         9
W. North Central                 8         5        Other                            9        17
Mountain                         7         7
E. North Central                 7         5
New England                      3         5
E. South Central                 2         3


The operations of the Company are subject to risk of interest rate fluctuations to the extent that there is a difference between the cash flows from the Company's interest-earning assets and the cash flows related to its liabilities. In the normal course of its operations, the Company hedges some of its interest rate risk with derivative financial instruments. These derivatives comprise primarily interest rate swap agreements, interest rate floor agreements, foreign currency swap agreements, call option agreements, S&P 500 call option agreements, and options to enter into interest rate swap agreements



0110-0237858


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

                 Transamerica Occidental Life Insurance Company



         Notes to Financial Statements -- Statutory Basis--(Continued)


                             (Dollars in Thousands)


4.   INVESTMENTS--(CONTINUED)


(swaptions). The Company does not use derivatives financial instruments for trading or speculative purposes, nor is the Company a party to any leveraged derivative contracts.

Interest swap agreements are intended to help the Company more closely match the cash flows received from its assets to the payments on its liabilities. The Company's interest rate swap agreements generally provide that one party pays interest at a floating rate in relation to movements in an underlying index and the other party pays interest at a fixed rate. Generally, no cash is exchanged at the outset of the contract, and no principal payments are made by either party. A single net payment is made usually by one counterparty at each settlement date. Interest rate swaps that terminate prior to maturity are generally settled for the fair value of the swap on the termination date.

Interest rate floor agreements purchased by the Company provide for the receipt of payments in the event interest rates fall below specified levels. Interest rate floors are intended to mitigate the Company's risk of reinvesting the cash flow it receives from calls, mortgage prepayments, and redemptions on its investment portfolio at lower interest rates. A single premium payment is made by the Company at the beginning of the contract. Once the interest rate floor becomes effective, if the actual rate moves below the agreed upon floor rate, the Company receives payment equal to the difference between the actual rate and the floor rate times the notional amount of the agreement.

The Company purchases swaptions to help manage the risk of interest rate fluctuations by providing an option to enter into an interest rate swap in the event of unfavorable interest rate movements. A single premium payment is made by the purchaser at the beginning of the contract. Once the option is exercised, the parties enter into an interest rate swap agreement.


The Company may issue foreign denominated assets or liabilities. Cross currency swaps are utilized to convert the asset or liability to a U.S. denominated security. A cash payment is often exchanged at the outset of the swap contract that represents the present value of cash flows of the instrument. This may result because the derivative is being purchased between coupon periods or the rates in the swap are not at market. A single net payment is exchanged each due date as well as at the end of the contract. Each asset or liability is hedged individually and terms of the swap must meet the terms of the underlying instrument. These swaps meet hedge accounting rules and are carried at book value. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair



0110-0237858


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                 Transamerica Occidental Life Insurance Company



         Notes to Financial Statements -- Statutory Basis--(Continued)


                             (Dollars in Thousands)


4.   INVESTMENTS--(CONTINUED)


value of the contract. These gains and losses may be included in the IMR or AVR if the underlying instrument receives that treatment.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another based upon an underlying notional amount. Generally, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. These swaps meet hedge accounting rules and are not marked to their current market value in the financial statements. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses are recognized in the financial statements when incurred.

The Company issues products which provide the customer a return based on the S&P 500 Index. The Company uses S&P 500 futures contracts and/or S&P options to hedge the option risk associated with the products. These programs require a Black-Scholes formula to be used to calculate the delta of the liability option and the delta of the futures contracts and options; the difference between the deltas must be within a specified tolerance. Futures are marked to market on a daily basis and a cash payment is made/received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company has credit risk exposure to the extent that a counterparty fails to make payment on its obligation. While the Company is exposed to credit risk in the event of nonperformance by the other party, nonperformance is not anticipated due to the credit rating of the counterparties. At December 31, 2001, all of the Company's derivative financial instruments were with financial institutions rated A or better by one or more of the major credit rating agencies.

Market risk is the risk the Company faces from a change in the market value of a derivative instrument. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk).


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

                 Transamerica Occidental Life Insurance Company



         Notes to Financial Statements -- Statutory Basis--(Continued)


                             (Dollars in Thousands)


4.   INVESTMENTS--(CONTINUED)


The Company mitigates this risk by actively measuring and monitoring correlation and taking corrective action as necessary.

At December 31, 2001 and 2000, the Company's outstanding financial instruments with on and off balance sheet risks, shown in notional amounts are summarized as follows:


                                                                     NOTIONAL AMOUNT
                                                                --------------------------
                                                                   2001            2000
                                                                --------------------------
DERIVATIVE SECURITIES
Interest rate and currency swaps:
  Receive float-pay float                                       $   68,979      $   15,833
  Receive fixed-pay float                                        1,462,521       3,342,842
  Receive float-pay fixed                                        1,237,938         700,742
Interest rate floor agreements                                     508,348         500,445
Swaptions                                                          850,000       6,500,000
Call options                                                        31,399          32,199



5.   REINSURANCE


The Company is involved in both the cession and assumption of reinsurance with other companies, including affiliated companies. Risks are reinsured with other companies to permit the recovery of a portion of the direct losses. These reinsured risks are treated as though, to the extent of the reinsurance, they are risks for which the Company is not liable.

Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded. The Company remains liable to the extent the reinsuring companies do not meet their obligations under these reinsurance treaties.


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

                 Transamerica Occidental Life Insurance Company



         Notes to Financial Statements -- Statutory Basis--(Continued)


                             (Dollars in Thousands)



5.   REINSURANCE--(CONTINUED)


Premiums earned reflect the following reinsurance assumed and ceded amounts:


                                        CEDED/RETROCEDED TO            ASSUMED FROM
                                     -------------------------   -------------------------
                         DIRECT      AFFILIATED   UNAFFILIATED   AFFILIATED   UNAFFILIATED      NET
                         AMOUNT      COMPANIES     COMPANIES     COMPANIES     COMPANIES       AMOUNT
                       --------------------------------------------------------------------------------
Year ended December
  31, 2001:
   Premium revenue     $ 2,226,471   $  262,322    $1,220,411     $248,816     $  743,637    $1,736,191
                       ================================================================================
At December 31, 2001:
   Reserves for
     future policy
     benefits          $13,376,871   $3,095,365    $3,565,994     $591,624     $1,852,458    $9,159,594
   Policy and
     contract claims
     payable               232,878       23,654       532,401        4,612        456,075       137,510
                       --------------------------------------------------------------------------------
                       $13,609,749   $3,119,019    $4,098,395     $596,236     $2,308,533    $9,297,104
                       ================================================================================
Year ended December
  31, 2000:
   Premium revenue     $ 2,623,910   $  199,290    $1,574,257     $359,387     $1,359,070    $2,568,820
                       ================================================================================
At December 31, 2000:
   Reserves for
     future policy
     benefits          $13,558,393   $3,402,793    $3,590,670     $524,069     $2,355,940    $9,444,939
   Policy and
     contract claims
     payable               289,280       34,769       267,285        4,844        402,406       394,476
                       --------------------------------------------------------------------------------
                       $13,847,673   $3,437,562    $3,857,955     $528,913     $2,758,346    $9,839,415
                       ================================================================================
Year ended December
  31, 1999:
   Premium revenue     $ 2,281,775   $  112,947    $2,274,338     $157,197     $1,880,044    $1,931,731
                       ================================================================================
At December 31, 1999:
   Reserves for
     future policy
     benefits          $14,241,446   $4,124,327    $3,056,908     $233,126     $2,401,859    $9,695,196
   Policy and
     contract claims
     payable               127,030       40,341       137,047        1,824        345,323       296,789
                       --------------------------------------------------------------------------------
                       $14,368,476   $4,164,668    $3,193,955     $234,950     $2,747,182    $9,991,985
                       ================================================================================


During 2001, the Company novated certain traditional life insurance contracts to AUSA Life Insurance Company, Inc. (AUSA), an affiliate, via an assumption reinsurance transaction. Under the terms of this agreement, a significant portion of the future


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

                 Transamerica Occidental Life Insurance Company



         Notes to Financial Statements -- Statutory Basis--(Continued)


                             (Dollars in Thousands)


5.   REINSURANCE--(CONTINUED)


statutory-basis profits from the contracts assumed by AUSA will be passed through to the Company as an experience rated refund. The Company recorded a deferred liability of $14,281 as a result of this transaction. The accretion of the deferred liability for 2001 was $1,428.

In 2000, the Company entered into a reinsurance transaction with two affiliated companies in which the Company assumed certain structured settlement liabilities on a funds withheld basis. As a result, the Company has recorded a related asset of $562,853 at December 31, 2001 and $262,448 at December 31, 2000.

During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation of future guaranteed minimum death benefits included in certain of its variable annuity contracts. The gain on the transaction of $28,967 was credited directly to unassigned surplus on a net of tax basis. The Company holds collateral from this affiliate in the form of letters of credit of $107,803, covering this reinsurance agreement and others.


6.   INCOME TAXES


The components of the Company's net deferred income tax assets are comprised of the following:


                                                                DECEMBER 31,      JANUARY 1,
                                                                    2001             2001
                                                                ----------------------------
Gross deferred income tax assets                                  $419,734         $434,058
Gross deferred income tax liabilities                               83,709          158,633
Deferred income tax assets nonadmitted                             230,955          217,415
                                                                 ---------------------------
Net admitted deferred income tax asset                            $105,070         $ 58,010
                                                                 ---------------------------
                                                                 ---------------------------



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

                 Transamerica Occidental Life Insurance Company



         Notes to Financial Statements -- Statutory Basis--(Continued)


                             (Dollars in Thousands)


6.   INCOME TAXES--(CONTINUED)


The main components of deferred income tax amounts, as well as the net change for the year ended December 31, 2001, are as follows:


                                                     DECEMBER 31,      JANUARY 1,        NET
                                                         2001             2001          CHANGE
                                                     ------------------------------------------
Deferred income tax assets:
   Nonadmitted assets                                  $ 10,312         $ 18,412       $ (8,100)
   Depreciable personal property                          4,986              883          4,103
   Policyholder dividend                                  4,818            4,833            (15)
   Provision for contingent experience rated
     refund                                              10,979           10,934             45
   Tax basis deferred acquisitions costs                137,730          145,515         (7,785)
   Reserves                                             177,081          235,575        (58,494)
   Unrealized capital losses                             53,850               --         53,850
   Other                                                 19,978           17,906          2,072
                                                     ------------------------------------------
Deferred income tax assets                             $419,734         $434,058       $(14,324)
                                                     ------------------------------------------
                                                     ------------------------------------------
Deferred income tax assets nonadmitted                 $230,955         $217,415       $ 13,540
                                                     ------------------------------------------
                                                     ------------------------------------------
Deferred income tax liabilities:
   Partnerships                                        $  6,073         $  5,907       $    166
   Agent deferred compensation                           20,243           25,919         (5,676)
   Real estate                                            1,543            3,276         (1,733)
   sec.807(f) liabilities                                 2,807            2,992           (185)
   Separate account seed money                            5,705               --          5,705
   Software/system development cost                       6,094           16,669        (10,575)
   Unrealized capital gains (losses)                     39,006          103,469        (64,463)
   Other                                                  2,238              401          1,837
                                                     ------------------------------------------
Total deferred income tax liabilities                  $ 83,709         $158,633       $(74,924)
                                                     ------------------------------------------
                                                     ------------------------------------------



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

                 Transamerica Occidental Life Insurance Company



         Notes to Financial Statements -- Statutory Basis--(Continued)


                             (Dollars in Thousands)


6.   INCOME TAXES--(CONTINUED)


Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains on investments for the following reasons:


                                                                YEAR ENDED DECEMBER 31
                                                           2001          2000          1999
                                                         ------------------------------------
Income tax expense (benefit) computed at the federal
   statutory rate (35%)                                  $ 12,813      $(29,629)     $ 61,196
Agent deferred compensation                                 5,676            --            --
Deferred acquisition costs -- tax basis                    (7,785)        6,082        13,326
Dividends received deduction                               (2,266)       (1,420)      (17,500)
IMR amortization                                             (220)          826            --
Investment income items                                    (4,688)           --        (2,399)
Prior year under accrual                                   49,533        46,125        24,640
Reinsurance adjustments                                     6,093            --       (14,442)
Tax credits                                               (31,301)      (27,111)      (16,000)
Tax reserve valuation                                     (46,303)       11,844        (1,153)
All other adjustments                                       6,873          (565)      (17,338)
                                                         ------------------------------------
Federal income tax expense (benefit)                     $(11,575)     $  6,152      $ 30,330
                                                         ====================================


For federal income tax purposes, the Company joins in a consolidated income tax return filing with other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

Prior to July 21, 1999, Transamerica Occidental Life Insurance Company and includible subsidiaries were included in a life/nonlife consolidation with Transamerica Corporation.


The Company's federal income tax returns have been examined and closing agreements have been executed with the Internal Revenue Service through 1995. The examination fieldwork for 1996 and 1997 has been completed and a petition has been filed in the tax court. An examination is underway for 1998 and for the period from January 1 through July 21, 1999 (short tax period).



0110-0237858


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

                 Transamerica Occidental Life Insurance Company



         Notes to Financial Statements -- Statutory Basis--(Continued)


                             (Dollars in Thousands)


6.   INCOME TAXES--(CONTINUED)


Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA ($117,701 at December 31, 2001). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $41,195.


7.   POLICY AND CONTRACT ATTRIBUTES


A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

                                                                  DECEMBER 31
                                                       2001                          2000
                                             ------------------------      ------------------------
                                               AMOUNT         PERCENT        AMOUNT         PERCENT
                                             ------------------------------------------------------
Subject to discretionary withdrawal with
  adjustment:
  With market value adjustment               $ 2,901,417         16%       $   994,166          7%
  At book value less surrender charge            472,377          3            537,251          4
  At market value                              2,702,165         15          3,367,374         26
Subject to discretionary withdrawal
  without adjustment                           1,039,197          6          1,419,091         11
Not subject to discretionary withdrawal
  provision                                   10,497,679         60          6,760,644         52
                                             ------------------------      ------------------------
Total annuity reserves and deposit
  liabilities                                 17,612,835        100%        13,078,526        100%
                                                                ===                           ===
Less reinsurance ceded                        (5,065,994)                   (5,209,341)
                                             -----------                   -----------
Net annuity reserves and deposit
  liabilities                                $12,546,841                   $ 7,869,185
                                             ===========                   ===========

Funding agreements are included in the above table for December 31, 2001 but not included for December 31, 2000.


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

                 Transamerica Occidental Life Insurance Company



         Notes to Financial Statements -- Statutory Basis--(Continued)


                             (Dollars in Thousands)


7.   POLICY AND CONTRACT ATTRIBUTES--(CONTINUED)


Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at estimated fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

Information regarding the separate accounts of the Company is as follows:


                                             NONINDEXED     NONINDEXED    NONGUARANTEED
                               GUARANTEED    GUARANTEED     GUARANTEED      SEPARATE
                                INDEXED     LESS THAN 4%   MORE THAN 4%     ACCOUNTS        TOTAL
                               ---------------------------------------------------------------------
Premiums, deposits and other
  considerations for the year
  ended December 31, 2001       $    --       $478,757       $555,299      $  190,187     $1,224,243
                               =====================================================================
  For accounts with assets at
     market value as of
     December 31, 2001          $11,151       $472,869       $777,765      $2,660,485     $3,922,270
                               =====================================================================
  Reserves by withdrawal
     characteristics as of
     December 31, 2001:
       At market value          $    --       $     --       $     --      $2,613,016     $2,613,016
       Not subject to
          discretionary
          withdrawal             11,151        472,869        777,765          47,469      1,309,254
                               ---------------------------------------------------------------------
                                $11,151       $472,869       $777,765      $2,660,485     $3,922,270
                               =====================================================================



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

                 Transamerica Occidental Life Insurance Company



         Notes to Financial Statements -- Statutory Basis--(Continued)


                             (Dollars in Thousands)


7.   POLICY AND CONTRACT ATTRIBUTES--(CONTINUED)



                                             NONINDEXED     NONINDEXED    NONGUARANTEED
                               GUARANTEED    GUARANTEED     GUARANTEED      SEPARATE
                                INDEXED     LESS THAN 4%   MORE THAN 4%     ACCOUNTS        TOTAL
                               ---------------------------------------------------------------------
  Premiums, deposits and
     other considerations for
     the year ended December
     31, 2000                   $    --       $     --       $     --      $  349,535     $  349,535
                               =====================================================================
  Reserves for separate
     accounts as of December
     31, 2000                   $17,528       $     --       $754,619      $3,188,901     $3,961,048
                               =====================================================================
  Reserves by withdrawal
     characteristics as of
     December 31, 2000:
       At market value          $    --       $     --       $     --      $3,188,901     $3,188,901
       Not subject to
          discretionary
          withdrawal             17,528             --        754,619              --        772,147
                               ---------------------------------------------------------------------
                                $17,528       $     --       $754,619      $3,188,901     $3,961,048
                               =====================================================================


Comparative information for 1999 is not available.

A reconciliation of the amounts transferred to and from the Company's separate accounts is presented below:

                                                                YEAR ENDED DECEMBER 31
                                                           2001          2000          1999
                                                         ------------------------------------
Transfer as reported in the summary of operations of
  the separate accounts statement:
        Transfers to separate accounts                   $191,967      $350,784      $255,210
        Transfers from separate accounts                  230,254       181,133       217,729
                                                         ------------------------------------
  NET TRANSFERS TO SEPARATE ACCOUNTS                      (38,287)      169,651        37,481
  Other reconciling adjustments                            (4,328)        5,699        13,091
                                                         ------------------------------------
  NET TRANSFERS AS REPORTED IN THE STATEMENTS OF
     OPERATIONS                                          $(42,615)     $175,350      $ 50,572
                                                         ====================================


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

                 Transamerica Occidental Life Insurance Company



         Notes to Financial Statements -- Statutory Basis--(Continued)


                             (Dollars in Thousands)


7.   POLICY AND CONTRACT ATTRIBUTES--(CONTINUED)


At December 31, 2001, the Company had variable annuities with guaranteed benefits as follows:


                                                               SUBJECTED         AMOUNT OF
                BENEFIT AND TYPE OF RISK                     ACCOUNT VALUE      RESERVE HELD
--------------------------------------------------------------------------------------------
Guaranteed minimum income benefit                               $71,147             $315


Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2001 and 2000, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:


                                                          GROSS        LOADING         NET
                                                        -------------------------------------
DECEMBER 31, 2001
Life and annuity:
  Ordinary first-year business                          $  78,769      $13,701      $  65,068
  Ordinary renewal business                               280,273       16,335        263,938
  Group life direct business                                4,058           --          4,058
  Reinsurance ceded                                      (104,839)          --       (104,839)
                                                        -------------------------------------
                                                          258,261       30,036        228,225
Accident and health                                        15,179           --         15,179
                                                        -------------------------------------
                                                        $ 273,440      $30,036      $ 243,404
                                                        =====================================
DECEMBER 31, 2000
Life and annuity:
  Ordinary first-year business                          $  30,778      $17,890      $  12,888
  Ordinary renewal business                               411,229       17,145        394,084
  Group life direct business                                4,968           --          4,968
  Reinsurance ceded                                      (212,969)          --       (212,969)
                                                        -------------------------------------
                                                          234,006       35,035        198,971
Accident and health                                        16,344           --         16,344
                                                        -------------------------------------
                                                        $ 250,350      $35,035      $ 215,315
                                                        =====================================


At December 31, 2001 and 2000, the Company had insurance in force aggregating $38,795,528 and $12,725,579, respectively, in which the gross premiums are less than the net premiums required by the standard valuation standards established by the Insurance


0110-0237858


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

                 Transamerica Occidental Life Insurance Company



         Notes to Financial Statements -- Statutory Basis--(Continued)


                             (Dollars in Thousands)


7.   POLICY AND CONTRACT ATTRIBUTES--(CONTINUED)


Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $53,483 and $125,826 to cover these deficiencies at December 31, 2001 and 2000, respectively.

8.   DIVIDEND RESTRICTIONS


The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company's statutory surplus as of the preceding December 31, or (b) the Company's statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2002, without the prior approval of insurance regulatory authorities, is $203,193.


Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 2001, the Company meets the RBC requirements.


9. SALES, TRANSFER, AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES


During 2001, the Company sold $55,838 of agent balances without recourse to Money Services, Inc., an affiliated company. The Company did not realize a gain or loss as a result of the sale.

10.   PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS

Beginning in 2001, the Company's employees participate in a qualified benefit plan sponsored by AEGON USA, Inc. (AEGON), an affiliate. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the SFAS No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive


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                                       150

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)


10.  PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS--(CONTINUED)


years of employment. Pension expense aggregated $3,515 for the year ended December 31, 2001. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Prior to 2001, substantially all employees were covered by noncontributory defined plans sponsored by the Company and Transamerica. The Company's total pension costs were approximately $1,100 and $800 for the years ended December 31, 2000, and 1999, respectively.

In addition to pension benefits, in 2001 the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $496 for the year ended December 31, 2001. Prior to 2001, the Company participated in various contributory defined benefit programs sponsored by Transamerica that provided medical and certain other benefits to eligible retirees. Postretirement benefit costs charged to income was approximately $3,000 for each of the years ended December 31, 2000 and 1999.


11.   RELATED PARTY TRANSACTIONS


The Company shares certain offices, employees and general expenses with affiliated companies.

Beginning in 2000, the Company receives data processing, investment advisory and management, marketing and administration services from affiliates. During 2001 and 2000, the Company paid $31,310 and $21,323, respectively, for these services, which approximates their costs to the affiliates.

Payables to affiliates bear interest at the thirty-day commercial paper rate.

The Company received capital contributions of $300,000, $80,000 and $137,062 from its parent in 2001, 2000 and 1999, respectively.

At December 31, 2001, the Company has short-term notes receivable from affiliates of $114,795. At December 31, 2000, the Company has short-term notes receivable from affiliates of $155,000 and short-term notes payable to affiliates of $131,298. Interest on these accrue at the thirty-day commercial paper rate at the time of issuance.

In March 1999, the Company entered into an equity collar (which expired December 17, 1999), with an unrelated party to hedge the price fluctuations of their unaffiliated equity


0110-0237858

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)


11.  RELATED PARTY TRANSACTIONS--(CONTINUED)


securities portfolio. In addition, Transamerica Corporation agreed to protect the Company from any ineffectiveness in the hedge that would expose the Company to loss net of tax benefit. As a result of the ineffectiveness of the collar with the unrelated party and the payment that the Company was required to make upon settlement, Transamerica Corporation made a payment of approximately $172,000 to the Company in December 1999.

12.   COMMITMENTS AND CONTINGENCIES

The Company is a defendant in various legal actions arising from its operations. These include legal actions similar to those faced by many other major life insurers which allege damages related to sales practices for universal life policies sold between January 1981 and June 1996. In one such action, the Company and plaintiff's counsel entered into a settlement which was approved on June 26, 1997. The settlement required prompt notification to affected policyholders. Administrative and policy benefit costs associated with the settlement of $8,199, and $7,710 after-tax have been incurred in 2000 and 1999, respectively, and reflected in these statements as prior period adjustments as a direct charge to unassigned surplus. Related costs incurred in 2001 were not significant. Additional costs relating to ancillary litigation are not expected to be material and will be incurred over a period of years. In the opinion of the Company, any ultimate liability which might result from other litigation would not have a materially adverse effect on the combined financial position of the Company or the results of its operations.

The Company has contingent commitments for $108,698 as of December 31, 2001 to provide additional funding for various joint ventures, partnerships, and limited liability companies.

The Company may pledge assets as collateral for transactions involving funding agreements and reverse repurchase agreements. At December 31, 2001, the Company has pledged invested assets with a carrying value and market value of $482,999 and $486,509, respectively in conjunction with these transactions.

At December 31, 2001, the Company had entered into multiple agreements with notional amounts of $504,704 for which it was paid a fee to provide standby letter of credit. The Company believes the chance of draws or other performance features being exercised under these agreements is minimal.


0110-0237858

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)


12.  COMMITMENTS AND CONTINGENCIES--(CONTINUED)


The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA). Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $5,712 and $335 at December 31, 2001 and 2000, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $197 and $1,247 for the years ended December 31, 2001 and 2000, respectively.

13.   LEASES

The Company leases office buildings under various noncancelable operating lease agreements. At December 31, 2001, the future minimum aggregate rental commitments are as follows:

2002                                                          $ 5,394
2003                                                            5,398
2004                                                            5,467
2005                                                            5,517
2006                                                            5,524
Thereafter                                                     20,207


0110-0237858

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)


13.   LEASES--(CONTINUED)


The Company owns a building that is rented to others. Future minimum lease payments under noncancelable leasing arrangements as of December 31, 2001 are as follows:

2002                                                          $ 5,926
2003                                                            4,575
2004                                                            4,744
2005                                                            4,457
2006                                                            4,381
Thereafter                                                     29,349

14.   DIVIDEND OF SUBSIDIARY TO STOCKHOLDER

On December 1, 2000, the Company paid a non-cash dividend to its stockholder, Transamerica Insurance Corporation, consisting of 100% of the outstanding common and preferred stock of Transamerica Life Insurance Company of Canada. The dividend of $210,386 represented the Company's statutory-basis carrying value of the stock at the time it was distributed.

15.   TAIWAN BRANCH

During 2000, the Company increased its ownership of its Taiwan branch operations to 100% through a buyout of its 60% partner, Pacific Life Insurance Ltd., for a payment of $19,192. A receivable from the partner of $35,510 was also written off in conjunction with the buy-out. Additional costs of $17,100 were incurred as a result of the scheduled termination of reinsurance treaties with three unaffiliated companies. These items were recorded as a charge to unassigned surplus on a net of tax basis.

During 2001, the Company transferred its entire interest in its Taiwan branch to AEGON N.V. Assets of $96,241 were contributed to AEGON N.V. and liabilities of $162,303 were assumed by AEGON N.V. These assets primarily consisted of invested assets and the liabilities primarily consisted of insurance reserves. In addition, AEGON N.V. also paid cash of $9,063 to the Company. The net impact of $75,125 was recognized as a realized gain.


0110-0237858

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)


16.   RECONCILIATION TO INSURANCE DEPARTMENT ANNUAL STATEMENT

The following table reconciles net income and total capital and surplus as reported in the Annual Statement filed with the Insurance Department to the amounts reported in the accompanying financial statements as of and for the year ended December 31, 2000:

                                                                    TOTAL CAPITAL
                                                       NET INCOME    AND SURPLUS
                                                       --------------------------
Amounts reported in Annual Statement                    $251,510     $1,594,585
Adjustments related to reinsurance treaties              (97,108)       (97,108)
Adjustments to policy and contract claim reserves         20,000         20,000
Tax effect of adjustments                                 26,988         26,988
                                                       --------------------------
Amounts reported herein                                 $201,390     $1,544,465
                                                       ==========================

There were no such reconciliation items as of and for the year ended December 31, 2001.


0110-0237858

                 Transamerica Occidental Life Insurance Company



                      Summary of Investments -- Other Than

                         Investments in Related Parties
                             (Dollars in Thousands)


                               December 31, 2001


SCHEDULE I


                                                                                    AMOUNT AT
                                                                                      WHICH
                                                                   MARKET         SHOWN IN THE
TYPE OF INVESTMENT                                COST(1)           VALUE         BALANCE SHEET
-----------------------------------------------------------------------------------------------
FIXED MATURITIES
Bonds:
   United States government and government
      agencies and authorities                  $   631,453      $   638,177       $   631,453
   States, municipalities and political
      subdivisions                                  464,209          491,683           464,209
   Foreign governments                              103,840          109,718           103,840
   Public utilities                               1,277,568        1,307,975         1,277,568
   All other corporate bonds                     11,516,957       11,770,659        11,516,957
Preferred stock                                      71,829           71,781            71,829
                                                -----------------------------------------------
Total fixed maturities                           14,065,856       14,389,993        14,065,856
EQUITY SECURITIES
Common stocks:
   Banks, trust and insurance                        58,376           51,360            51,360
   Industrial, miscellaneous and all other          352,817          370,200           370,200
                                                -----------------------------------------------
Total equity securities                             411,193          421,560           421,560
Mortgage loans on real estate                     1,691,144                          1,691,144
Real estate                                          85,496                             85,496
Policy loans                                        411,306                            411,306
Other long-term investments                         601,144                            601,144
Cash and short-term investments                     172,913                            172,913
                                                -----------                        -----------
Total investments                               $17,439,052                        $17,449,419
                                                ===========                        ===========


(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.


0110-0237858

                 Transamerica Occidental Life Insurance Company

                      Supplementary Insurance Information
                             (Dollars in Thousands)

SCHEDULE III


                          FUTURE                                                          BENEFITS,
                          POLICY                                                            CLAIMS
                         BENEFITS                 POLICY AND                    NET       LOSSES AND     OTHER
                            AND        UNEARNED    CONTRACT      PREMIUM     INVESTMENT   SETTLEMENT   OPERATING    PREMIUMS
                         EXPENSES      PREMIUMS   LIABILITIES    REVENUE      INCOME*      EXPENSES    EXPENSES*    WRITTEN
                       -----------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER
  31, 2001
Individual life         $5,327,935     $     --    $ 200,565    $1,153,081   $  333,597   $1,067,494   $  579,700
Individual health           16,832       33,833       13,788        60,607       12,916      (46,229)      46,837   $103,036
Group life and health       22,853        2,279      108,833        29,558          708      175,474       41,039     30,958
Annuity                  3,755,862           --     (185,676)      492,945      847,446    1,535,867      103,463
                                --------------------------------------------------------------------------------------------
                        $9,123,482     $ 36,112    $ 137,510    $1,736,191   $1,194,667   $2,732,606   $  771,039
                                --------------------------------------------------------------------------------------------
                                --------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER
  31, 2000
Individual life         $5,330,707     $     --    $ 304,132    $1,241,149   $  447,840   $1,245,378   $  919,647
Individual health           39,295       48,256       16,298        43,836        8,517       84,424       89,362   $ 91,282
Group life and health       15,770        8,580       53,306       103,920       11,522      (55,633)     114,131     49,345
Annuity                  4,002,331           --       20,740     1,179,915      640,335    1,665,463      117,744
                                --------------------------------------------------------------------------------------------
                        $9,388,103     $ 56,836    $ 394,476    $2,568,820   $1,108,214   $2,939,632   $1,240,884
                                --------------------------------------------------------------------------------------------
                                --------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER
  31, 1999
Individual life         $4,988,602     $     --    $ 240,452    $  894,532   $  405,705   $  909,143   $  692,956
Individual health           42,065       28,046       33,481       (10,184)       2,770      (33,811)      35,665   $ 80,328
Group life and health       31,586        2,616       32,963       158,775       10,967      134,414      124,689     65,217
Annuity                  4,602,281           --      (10,107)      888,608      705,600    1,283,024      696,404
                                --------------------------------------------------------------------------------------------
                        $9,664,534     $ 30,662    $ 296,789    $1,931,731   $1,125,042   $2,292,770   $1,549,714
                                --------------------------------------------------------------------------------------------
                                --------------------------------------------------------------------------------------------


* Allocations of net investment income and other operating expenses are based on a number of assumptions of estimates, and the results would change if different methods were applied.


0110-0237858

                 Transamerica Occidental Life Insurance Company

                                  Reinsurance
                             (Dollars in Thousands)

SCHEDULE IV


                                                             ASSUMED                      PERCENTAGE OF
                                             CEDED TO          FROM                          AMOUNT
                              GROSS           OTHER           OTHER            NET           ASSUMED
                              AMOUNT        COMPANIES       COMPANIES         AMOUNT         TO NET
                           ----------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,
   2001
Life insurance in force    $289,306,065    $310,449,745    $169,770,753    $148,627,073        114%
                           ============================================================================
Premiums:
   Individual life         $  1,550,693    $    893,635    $    496,023    $  1,153,081         43%
   Individual health            103,036          98,013          55,584          60,607         92%
   Group life and
     health                      30,958          55,024          53,624          29,558        181%
   Annuity                      541,784         436,061         387,222         492,945         79%
                           ----------------------------------------------------------------------------
                           $  2,226,471    $  1,482,733    $    992,453    $  1,736,191         57%
                           ============================================================================
YEAR ENDED DECEMBER 31,
   2000
Life insurance in force    $277,477,021    $455,425,869    $371,149,739    $193,200,891        192%
                           ============================================================================
Premiums:
   Individual life         $  1,457,065    $  1,119,760    $    903,844    $  1,241,149         74%
   Individual health             91,282          95,419          47,973          43,836        109%
   Group life and
     health                      49,345         124,268         178,843         103,920        172%
   Annuity                    1,026,218         434,100         587,797       1,179,915         49%
                           ----------------------------------------------------------------------------
                           $  2,623,910    $  1,773,547    $  1,718,457    $  2,568,820         67%
                           ============================================================================
YEAR ENDED DECEMBER 31,
  1999
Life insurance in force    $210,134,978    $370,217,933    $354,847,683    $194,764,728        182%
                           ============================================================================
Premiums:
   Individual life         $  1,181,390    $  1,220,329    $    933,471    $    894,532        104%
   Individual health             80,328          97,296           6,784         (10,184)        --%
   Group life and
     health                      65,217         247,870         341,428         158,775        215%
   Annuity                      954,840         821,790         755,558         888,608         85%
                           ----------------------------------------------------------------------------
                           $  2,281,775    $  2,387,285    $  2,037,241    $  1,931,731        149%
                           ============================================================================



0110-0237858

                                    PART II.
                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                REPRESENTATION PURSUANT TO SECTION 26(f) (2) (A)

         Transamerica Occidental Life Insurance Company ("Transamerica") hereby represents that the fees and charges deducted under the Transamerica Elite Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.


                    STATEMENT WITH RESPECT TO INDEMNIFICATION

         Provisions exist under the Iowa Code, the Restated Articles of Incorporation and Restated Bylaws of Transamerica whereby Transamerica may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

                                    Iowa Code

Sections 490.850 et seq. Indemnification of agent of corporation in proceedings or actions.

         The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The code also specifies procedures for determining when indemnification payments can be made.

               Restated Articles of Incorporation of Transamerica

                                      FIFTH

The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

                                      SIXTH

The corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) through by-law provisions, agreements with the agents, vote of shareholders or disinterested directors, or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code subject only to the limits on excess indemnification set forth in Section 204 of the California Corporations Code. The corporation is further authorized to provide insurance for agents as set forth in Section 317 of the California Corporations Code, provided that, in cases where the corporation owns all or a portion of the shares of the company issuing the insurance policy, the company and/or the policy must meet one of the two sets of conditions set forth in Section 317, as amended.

                         Restated Bylaws of Transamerica

                                    ARTICLE V

          INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

Section 1.        Right to Indemnification.

Each person who was or is a party or is threatened to be made a party to or is involved, even as a witness, in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereafter a "Proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an "Agent"), shall be indemnified and held harmless by the corporation to the fullest extent authorized by statutory and decisional law, as the same exists or may hereafter be interpreted or amended (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys' fees, judgments, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing, in any Proceeding (hereafter "Expenses"); provided, however, that except as to actions to enforce indemnification rights pursuant to Section 3 of this Article, the corporation shall indemnify any Agent seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article shall be a contract right. (It is the Corporation's intent that these bylaws provide indemnification in excess of that expressly permitted by Section 317 of the California General Corporation Law, as authorized by the Corporation's Articles of Incorporation.)

         The directors and officers of Transamerica are covered under a Directors and Officers liability program which includes direct coverage to directors and officers (Coverage A) and corporate reimbursement (Coverage B) to reimburse the Company for indemnification of its directors and officers. Such directors and officers are indemnified for loss arising from any covered claim by reason of any Wrongful Act in their capacities as directors or officers. In general, the term "loss" means any amount which the insureds are legally obligated to pay for a claim for Wrongful Acts. In general, the term "Wrongful Acts" means any breach of duty, neglect, error, misstatement, misleading statement or omission caused, committed or attempted by a director or officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their being directors and officers. The limit of liability under the program is $300,000,000 for Coverage A and $300,000,000 for Coverage B for the period 11/15/2000 to 11/1/2002. Coverage B is subject to a self insured retention of $15,000,000. The primary policy under the program is with Chubb.

                              RULE 484 UNDERTAKING

        Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

         The facing sheet

         The prospectus, consisting of 162 pages

         The undertaking to file reports

         Representation pursuant to Section 26(f)(2)(A)

         The statement with respect to indemnification
         The Rule 484 undertaking
         The signatures

Written consent of the following persons:

         (a)      Alan M. Yaeger

         (b)      Thomas E. Pierpan, Esq.

         (c)      Sutherland Asbill & Brennan LLP

         (d)      Ernst & Young LLP

The following exhibits:

1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:

         A.       (1)      Resolution of the Board of Directors of Transamerica
                           Establishing the Separate Account (1)

                  (2)      Not Applicable

                  (3)      Distribution of Policies:

                           (a) Form of Variable Insurance Products Sales Agreement (3)

                           (b)      Principal Underwriting Agreement (1)

                  (4)      Not Applicable

                  (5)      (a)      Specimen Flexible Premium Variable Life
                                    Insurance Policy (1)

                           (b) Living Benefit Rider (an Accelerated Death Benefit) (3)

                           (c)      Primary Insured Rider (3)

                           (d)      Primary Insured Rider Plus (3)

                           (e)      Children's Insurance Rider (3)

                           (f)      Other Insured Rider (3)

                           (g)      Disability Waiver Rider (3)

                           (h)      Disability Waiver and Income Rider (3)

                           (i)      Accidental Death Benefit Rider (3)

                           (j)      Dollar Cost Averaging Endorsement (3)

                           (k)      Asset Rebalancing Program Endorsement (3)

                  (6)      (a)      Restated Articles of Incorporation of
                                    Transamerica (2)

                           (b)      Restated Bylaws of Transamerica (2)

                  (7)      Not Applicable

                  (8)      Participation Agreements

                           (a) Among Variable Insurance Products Fund, Fidelity Distributors Corporation and Transamerica (3)

                           (b) Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Transamerica (3)

                           (c) Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and Transamerica (3)

                           (d) Transamerica Variable Insurance Fund, Inc., Transamerica Investment Management, LLC and Transamerica (3)

                           (e) Amendment No. 13 to Participation Agreement Among WRL Series Fund, Inc., PFL Life Insurance Company, AUSA Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company Inc. dated April 17, 2000. (4)


                  (9)      Not Applicable

                  (10) Application for Flexible Premium Variable Life Insurance Policy (3)

                  (11) Memorandum describing issuance, transfer and redemption procedures (3)


                  (12)     Example Hypothetical Illustrations


2.       See Exhibit 1.A.

3. Opinion and consent of counsel as to the legality of the securities being registered (3)

4. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I

5.       Not Applicable


6. Opinion and consent of Alan M. Yaeger as to actuarial matters pertaining to the securities being registered (4)


7.       See Exhibit 3

8.       Consent of Sutherland Asbill & Brennan LLP

9.       Consent of Ernst & Young LLP

10.      Powers of Attorney (3)


11.      Power of Attorney - Diane Meiners


----------------

(1) This exhibit was previously filed on Initial Registration Statement to Form S-6 dated November 30, 1999 (File No. 333-91851) and is incorporated herein by reference.
(2) This exhibit was previously filed on Initial Registration Statement to Form S-6 dated October 14, 1997 (File No. 333-37883) and is incorporated herein by reference.
(3) This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated April 18, 2000 (File No. 333-91851) and is incorporated herein by reference.
(4) This exhibit was previously filed on Post-Effective Amendment No. 1 to Form S-6 Registration Statement dated April 26, 2001 (File No. 333-91851) and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Transamerica Occidental Life Separate Account VUL-3, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 2 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of St. Petersburg, County of Pinellas, Florida on this 17th day of April, 2002.

                                             TRANSAMERICA OCCIDENTAL LIFE
                                             SEPARATE ACCOUNT VUL-3
                                             ----------------------------
                                             Registrant

(SEAL)                                       TRANSAMERICA OCCIDENTAL LIFE
                                             INSURANCE COMPANY
                                             ----------------------------
                                             Depositor
ATTEST:


/s/ Priscilla I. Hechler                     By: /s/ Ron F. Wagley
------------------------                        ----------------------------
Priscilla I. Hechler                            Ron F. Ragley */
Assistant Vice President                        Director and President
and Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title                                    Date
---------                           -----                                    ----
/s/ Ron F. Wagley                   Director and President                   April 17, 2002
-------------------------------
Ron F. Wagley */


/s/ Brenda K. Clancy                Director and Senior Vice President       April 17, 2002
-------------------------------
Brenda K. Clancy*/


/s/ Douglas C. Kolsrud              Director and Senior Vice President       April 17, 2002
-------------------------------
Douglas C. Kolsrud*/


/s/ Craig D. Vermie                 Director, Vice President and Counsel     April 17, 2002
-------------------------------
Craig D. Vermie*/


*/ /s/ Priscilla I. Hechler
-------------------------------
Signed by: Priscilla I. Hechler
As Attorney-in-Fact

                                  EXHIBIT LIST


Exhibit No.            Description of Exhibit
-----------            ----------------------
1.A.(12)          Example Hypothetical Illustrations

   8              Consent of Sutherland Asbill & Brennan

   9              Consent of Ernst & Young

   11             Power of Attorney for Diane Meiners